Registration filing date:	Registration No. 333-219400
April 12, 2021	811-21397

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

Form N-4

REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 6	☒

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 82	☒

NYLIAC VARIABLE ANNUITY

SEPARATE ACCOUNT-IV

(Exact Name of Registrant)

NEW YORK LIFE INSURANCE AND

ANNUITY CORPORATION

(Name of Depositor)

51 Madison Avenue, New York, New York 10010

(Address of Depositor’s Principal Executive Office)

Depositor’s Telephone Number: (212) 576-7000

Laura M. Bramson, Esq. New York Life Insurance and Annuity Corporation 51 Madison Avenue New York, New York 10010 (Name and Address of Agent for Service)

Copy to:

Chip Lunde, Esq. Willkie Farr & Gallagher LLP 1875 K Street, N.W. Washington, DC 20006-1238	Thomas F. English Senior Vice President, Deputy General Counsel and Chief Insurance Counsel New York Life Insurance Company 51 Madison Avenue New York, New York 10010

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b) of Rule 485.

☒ on May 1, 2021 pursuant to paragraph (b) of Rule 485.

☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☐ on (date) pursuant to paragraph (a) (1) of Rule 485.

If appropriate, check the following box:

☐ This post-effective amendment designates a new effectiveness date for a previously filed post-effective amendment.

Title of Securities Being Registered:                     Units of interest in a separate account under variable annuity contracts.

PROSPECTUS Dated May 1, 2021

for

New York Life Premier Variable Annuity—FP Series

From

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a Delaware Corporation)

51 Madison Avenue

New York, New York 10010

Investing in

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

This Prospectus describes the individual flexible premium New York Life Premier Variable Annuity—FP Series policies issued by New York Life Insurance and Annuity Corporation (NYLIAC). We designed these policies to assist individuals with their long-term retirement planning or other long-term needs. You can use these policies with retirement plans that do or do not qualify for special federal income tax treatment. The policies offer no additional tax benefit when used with plans that qualify for special federal income tax treatment. The policies offer flexible premium payments, access to your money through partial withdrawals (some withdrawals may be subject to a surrender charge, federal and state income taxes and/or a 10% federal penalty tax if withdrawn before age 59 1⁄2), a choice of when Income Payments commence, and a guaranteed death benefit if the Owner dies before Income Payments have commenced.

Other variable annuity policies offered by NYLIAC are available through other broker-dealers with features not available under this policy. In addition, some optional features of the policy may not be available when purchased through certain broker-dealers. Ask your registered representative for more information. If a particular optional feature that interests you is not available through your broker-dealer, you may want to contact another broker-dealer to explore its availability. We reserve the right to prospectively restrict the availability of optional features and to elect certain features if certain other optional features have been elected. We reserve the right to limit the number of policies that you may purchase. We also reserve the right to refuse initial and any or all subsequent premium payments. Please confirm with us or your registered representative that you have the most current prospectus and supplements to the prospectus that describe the availability and any restrictions on the optional features.

You can choose to have the Mortality and Expense Risk and Administrative Costs Charge (“M&E Charge”) associated with your policy assessed based on either the Accumulation Value of the policy (which invests in Separate Account III) or the Adjusted Premium Payments (which invests in Separate Account IV). The M&E Charge assessed to your policy will be based on the option that you choose. You must choose your M&E Charge option prior to the issuance of the policy. Once the M&E Charge option is chosen it cannot be changed. For Inherited Non-Qualified policies, M&E Charges will be assessed based on the Accumulation Value of the policy; the premium-based option is not available. Please confirm with your registered representative that both M&E Charge options are available.

For Accumulation Value based M&E Charge policies, the M&E Charge is assessed based on the Accumulation Value of the policy and will vary with fluctuations in the policy’s Accumulation Value. For Premium based M&E Charge policies, the M&E Charge is assessed based on the Adjusted Premium Payments and will not vary with fluctuations in the policy’s Accumulation Value. Please see “TABLE OF FEES AND EXPENSES—Periodic Charges Other Than Fund Company Charges” for more information.

You should read this Prospectus carefully before investing and keep it for future reference. This Prospectus is not valid unless it is accompanied by the current prospectuses for the Eligible Portfolios of the Funds in which the Investment Divisions invest (the “Funds” and each individually, a “Fund”). Please contact us at (800) 762-6212, or contact your registered representative, if you do not have the accompanying book of underlying fund prospectuses.

To learn more about the policies, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 2021. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this Prospectus. The table of contents for the SAI appears at the end of this Prospectus. For a free copy of the SAI, call us at (800) 762-6212 or write to us at the address noted above. The SEC maintains a website (http://www.sec.gov) that contains the SAI and other information that is filed electronically with the SEC.

The SEC has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

The policies involve risks, including potential loss of principal invested. The policies are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the FDIC, the Federal Reserve Board, or any other agency.

Your premium payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take money out of your policy, which can be done in several ways. You can split your premium payments among a Fixed Account, the Dollar Cost Averaging Advantage Account and the Investment Divisions listed below. You may also allocate your premium payments to an available Asset Allocation Model. The Investment Divisions listed below are available regardless of the M&E Charge structure that you choose.

•	MainStay VP Balanced — Service Class
•	MainStay VP Bond — Service Class
•	MainStay VP CBRE Global Infrastructure — Service Class
•	MainStay VP Conservative Allocation — Service Class
•	MainStay VP Epoch U.S. Equity Yield — Service Class
•	MainStay VP Equity Allocation — Service Class[1]
•	MainStay VP Fidelity Institutional AM® Utilities — Service Class
•	MainStay VP Floating Rate — Service Class
•	MainStay VP Growth Allocation — Service Class[2]
•	MainStay VP Income Builder — Service Class
•	MainStay VP IQ Hedge Multi-Strategy — Service Class
•	MainStay VP Janus Henderson Balanced — Service Class
•	MainStay VP MacKay Convertible — Service Class
•	MainStay VP MacKay Government — Service Class
•	MainStay VP MacKay High Yield Corporate Bond — Service Class
•	MainStay VP MacKay International Equity — Service Class
•	MainStay VP MacKay S&P 500 Index — Service Class
•	MainStay VP MacKay Strategic Bond — Service Class[3]
•	MainStay VP Moderate Allocation — Service Class
•	MainStay VP Natural Resources — Initial Class[4]
•	MainStay VP PIMCO Real Return — Service Class
•	MainStay VP Small Cap Growth — Service Class
•	MainStay VP U.S. Government Money Market — Initial Class
•	MainStay VP Wellington Mid Cap — Service Class[5]
•	MainStay VP Wellington Small Cap — Service Class[5]
•	MainStay VP Wellington U.S. Equity — Service Class[5]
•	MainStay VP Winslow Large Cap Growth — Service Class
•	American Funds IS Asset Allocation Fund — Class 4
•	American Funds IS Global Small Capitalization Fund — Class 4
•	American Funds IS Growth Fund — Class 4
•	American Funds IS New World Fund® — Class 4
•	American Funds IS Washington Mutual Investors Fund — Class 4[6]
•	BlackRock® Global Allocation V.I. Fund — Class III
•	BlackRock® High Yield V.I. Fund — Class III
•	BNY Mellon IP Technology Growth Portfolio — Service Shares
•	ClearBridge Variable Appreciation Portfolio — Class II
•	Columbia Variable Portfolio — Commodity Strategy Fund — Class 2[9]
•	Columbia Variable Portfolio — Emerging Markets Bond Fund — Class 2
•	Columbia Variable Portfolio — Small Cap Value Fund — Class 2
•	Delaware VIP® Small Cap Value Series — Service Class
•	DWS Alternative Asset Allocation VIP — Class B
•	Fidelity® VIP Bond Index Portfolio — Service Class 2
•	Fidelity® VIP ContrafundSM Portfolio — Service Class 2
•	Fidelity® VIP Emerging Markets Portfolio — Service Class 2
•	Fidelity® VIP Equity-Income PortfolioSM — Service Class 2
•	Fidelity® VIP FundsManager® 60% Portfolio — Service Class
•	Fidelity® VIP Growth Opportunities Portfolio — Service Class 2
•	Fidelity® VIP Health Care Portfolio — Service Class 2
•	Fidelity® VIP International Index Portfolio — Service Class 2
•	Fidelity® VIP Mid Cap Portfolio — Service Class 2
•	Franklin Templeton Aggressive Model Portfolio — Class II7
•	Franklin Templeton Moderately Aggressive Model Portfolio — Class II7
•	Franklin Templeton Moderate Model Portfolio — Class II7
•	Franklin Templeton Moderately Conservative Model Portfolio — Class II7
•	Franklin Templeton Conservative Model Portfolio — Class II7
•	Invesco V.I. International Growth Fund — Series II Shares
•	Invesco V.I. Main Street Small Cap Fund® — Series II Shares[8]
•	Janus Henderson Enterprise Portfolio — Service Shares
•	Janus Henderson Global Research Portfolio — Service Shares
•	MFS® International Intrinsic Value Portfolio — Service Class
•	MFS® Investors Trust Series — Service Class
•	MFS® Mid Cap Value Portfolio — Service Class
•	MFS® Research Series — Service Class
•	Morgan Stanley VIF U.S. Real Estate Portfolio — Class II
•	Neuberger Berman AMT Mid Cap Growth Portfolio — Class S
•	PIMCO VIT Income Portfolio — Advisor Class
•	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) — Advisor Class
•	PIMCO VIT Low Duration Portfolio — Advisor Class
•	PIMCO VIT Total Return Portfolio — Advisor Class

[1]	Formerly known as MainStay VP Growth Allocation.
[2]	Formerly known as MainStay VP Moderate Growth Allocation.
[3]	Formerly known as MainStay VP MacKay Unconstrained Bond.
[4]	Formerly known as MainStay VP Mellon Natural Resources.
[5]	Wellington Management Company LLP replaced MacKay Shields as the fund subadviser on May 1, 2021.
[6]	Formerly known as American Funds IS Blue Chip Income and Growth Fund.
[7]

Franklin Templeton replaced Legg Mason/QS in each of the fund names on May 1, 2021. It is expected that, during the third quarter of 2021, QS Investors, LLC (“QS”) will combine with Franklin Advisers, Inc. (“Franklin”) and as a result, Franklin will replace QS as the subadviser to each of the Funds. At such time as this combination occurs, all references herein to QS shall be deleted in their entirety and replaced with Franklin.

[8]	Formerly known as Invesco Oppenheimer V.I. Main Street Small Cap Fund®.
[9]

New allocations to the Columbia Variable Portfolio — Commodity Strategy Fund Investment Division will not be accepted from policyowners who were not invested in this Investment Division on November 23, 2020. For existing policyowners, if all of your Accumulation Value is removed from this Investment Division on or after November 23, 2020, you will not be able to reinvest in this Investment Division.

Please note that if you have purchased the Investment Preservation Rider – FP Series, there are restrictions regarding your ability to allocate your premium payments (as defined in this Prospectus) to the Investment Divisions or available Asset Allocation Models. Please see “THE POLICIES — Riders — Investment Preservation Rider – FP Series (optional)” and “APPENDIX 1” and “APPENDIX 2”, as applicable for more information.

We do not guarantee the investment performance of the Investment Divisions. Depending on current market conditions, you can make or lose money in any of the Investment Divisions.

This Prospectus is not considered an offering in any state where the sale of the policy cannot lawfully be made. We do not authorize any information or representations regarding the offering other than as described in this Prospectus or in any accompanying supplement to this Prospectus or in any authorized supplemental sales material.

DEFINITIONS

Accumulation Unit—An accounting unit we use to calculate the Variable Accumulation Value prior to the Annuity Commencement Date. Each Investment Division of the Separate Account has a distinct variable Accumulation Unit value.

Accumulation Value—The sum of the Variable Accumulation Value, the Fixed Account Accumulation Value (if applicable), and the DCA Advantage Account Accumulation Value of a policy.

ADBR—Annual Death Benefit Reset Rider.

Adjusted Premium Payment—The total dollar amount of premium payments made under the policy and allocated to the Investment Divisions of the Separate Account and DCA Advantage Account reduced by any withdrawals and applicable surrender charges in excess of any gain in the policy.

Allocation Options—The Investment Divisions of the Separate Account, any available Asset Allocation Model, the DCA Advantage Account and the Fixed Account.

Annuitant—The person or persons named on the Policy Data Page and whose life or lives will determine the Income Payments.

Annuity Commencement Date—The date on which Income Payments under the policy are scheduled to begin. This date may not be earlier than the first Policy Anniversary.

Asset Allocation Category(ies)—A group of Investment Divisions of the Separate Account categorized based on investment risk determined by NYLIAC.

Asset Allocation Model—A model portfolio comprised of Investment Divisions of the Separate Account. The Asset Allocation Models are no longer available for new investment. The Asset Allocation Model program was discontinued as of May1, 2020.

Beneficiary—The person(s) or entity(ies) having the right to receive the death benefit as set forth in the policy and who is/are the “designated beneficiary(ies)” for purposes of Section 72 of the Code (as defined below).

Business Day—Generally, any day on which the New York Stock Exchange (NYSE) is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the close of regular trading of the NYSE, if earlier.

Code—The Internal Revenue Code of 1986, as amended.

Consideration—A premium payment, or a portion thereof and, if allowable, a transfer amount from an Investment Division to the Fixed Account.

Dollar Cost Averaging (DCA) Advantage Account Accumulation Value—The sum of premium payments allocated to the DCA Advantage Account, plus interest credited on those premium payments, less transfer amounts and any partial withdrawals from the DCA Advantage Account, and less any surrender charges, policy service charges and/or additional fees and charges (including rider charges) assessed and deducted from the DCA Advantage Account. The DCA Advantage Account Accumulation Value is supported by assets in NYLIAC’s general account. These assets are subject to the claims of our general creditors. The DCA Advantage Account Accumulation Value will never be less than the DCA Advantage Account portion of the Nonforfeiture Value.

Dollar Cost Averaging (DCA) Advantage Account— An Allocation Option that permits dollar cost averaging over a six-month period and pays interest on amounts remaining in the account. Amounts are transferred from the DCA Advantage Account to the Investment Division(s) you choose proportionally on a monthly basis.

Eligible Designated Beneficiary—Eligible Designated Beneficiaries include spouses, minor children (until they reach the age of majority), someone who is disabled or chronically ill (including certain trusts for the disabled or chronically ill), or an individual not more than 10 years younger than the original IRA owner or plan participant.

Eligible Portfolios (Portfolios)—The mutual fund portfolios of the funds that are available for investment through the Investment Divisions of the Separate Account.

Fixed Account—An account that is credited with a fixed interest rate which NYLIAC declares and is not part of the Separate Account. The Fixed Account is supported by assets in NYLIAC’s general account, which are subject to the claims of our general creditors.

Fixed Account Accumulation Value—The sum of premium payments and, if allowable, transfers allocated to the Fixed Account, plus interest credited on those premium payments and, if allowable, transfers, less any transfers and partial withdrawals from the Fixed Account, and less any surrender charges, policy service charges and rider charges assessed on and deducted from the Fixed Account. The Fixed Account Accumulation Value will never be less than the Fixed Account portion of the Nonforfeiture Value.

Good Order—We consider a transaction to be in “Good Order” if it complies with our administrative procedures and all relevant laws and regulations, and the required information is complete and correct. We may delay or reject a request if it is not in Good Order. Good Order means the actual receipt by us of instructions relating to the requested transaction in writing (or, if permitted, by telephone or electronically), along with all forms and other information or documentation necessary to complete the request. We may, in our sole discretion, determine whether any particular request is in Good Order. If you have any questions, you should contact us or your registered representative before submitting a form or request.

Holding Period—A pre-determined Holding Period you select at the time of application for an Investment Preservation Rider – FP Series. You can choose among seven (7) different Holding Periods (10, 11, 12, 13, 14, 15 or 20 years).

Holding Period End Date—The 10,11,12,13,14,15 or 20th Policy Anniversary, as applicable, of (a) the Rider Effective Date or (b) the Rider Reset Effective Date, whichever is later.

Income Payments—Periodic fixed payment amounts NYLIAC makes after the Annuity Commencement Date.

Investment Division—The variable investment options available under the policy. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

IPR—Investment Preservation Rider-FP Series.

IPR Reset—Changing the guaranteed amount of the Investment Preservation Rider – FP Series to make it equal the Accumulation Value or 150% of the Accumulation Value if you choose the 20-year Holding Period (less any applicable reductions) on the next Policy Anniversary following your request.

Life Income - Guaranteed Period Payment Option—The Income Payment option available under this policy. Monthly payments made under this option are made over the life of the Annuitant(s) with a guarantee of 10 years of payments.

Non-Qualified Policies—Policies that are not available for use by individuals in connection with employee retirement plans intended to qualify for special federal income tax treatment under Sections 408, and 408A of the Code. Non-Qualified Policies include policies issued for other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

Nonforfeiture Rate—The rate used to calculate the Fixed Account and DCA Advantage Account Nonforfeiture Values. This rate, as shown on the Policy Data Page, is equal to the lesser of: a) 3.00%, and b) a rate that is not less than 1.00% and determined by using the six-month average of the five-year Constant Maturity Treasury Rate reported by the Federal Reserve for December through May (for period beginning July 1) and June through November (for period beginning January 1), rounded to the nearest .05%, minus 1.25%.

Nonforfeiture Value—The Nonforfeiture Value is equal to 87.50% of the Consideration(s) allocated to the Fixed Account and/or to the DCA Advantage Account accumulated as of the Payment Date or transfer date at the Nonforfeiture Rate, minus any amounts withdrawn or transferred from the Fixed Account and/or the DCA Advantage Account as of the date of the withdrawal or transfer, and minus an annual contract charge of $50 as of the date of the charge, with the remaining amount accumulated from the date of withdrawal, transfer or charge at the Nonforfeiture Rate.

NYLIAC (we, our or us)—New York Life Insurance and Annuity Corporation. All written service requests must be sent to the New York Life Annuities Service Center at one of the addresses listed in Question 15 of the section of the Prospectus entitled, “QUESTIONS AND ANSWERS ABOUT NEW YORK LIFE PREMIER VARIABLE ANNUITY—FP SERIES.”

Owner (you, your)—The individual(s) or entity(ies) designated as the Owner of the policy, or as subsequently changed after issue. If a jointly owned policy is issued, ownership rights and privileges under the policy must be exercised jointly.

Payee—The designated recipient(s) of the Income Payments under the policy and any income provided under any riders or endorsements attached to the policy. The Owner of the policy is the Payee, unless the Owner designates, and we agree to, a different Payee.

Payment Date—The Business Day on which we receive a premium payment at the address specified in this Prospectus to receive such payment.

Payment Year(s)—A year as measured from the Payment Date of a premium payment made to the policy.

Policy Anniversary—An anniversary of the Policy Date shown on the Policy Data Page.

Policy Data Page—Page 2 of the policy containing policy specifications.

Policy Date—The date the policy is effective and from which Policy Years, policy quarters, policy months, and Policy Anniversaries are measured. It is shown on the Policy Data Page.

Policy Year—A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary.

Qualified Policies—Policies for use by individuals under employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 408, and 408A of the Code. Qualified Policies do not include policies issued for any other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

Reset Value—See “Riders-Annual Death Benefit Reset Rider (optional)”.

Return of Premium Death Benefit—The total dollar amount of premium payments made under the policy reduced by any Return of Premium Death Benefit Proportional Withdrawals.

Return of Premium Death Benefit Proportional Withdrawal—An amount equal to the amount withdrawn from the policy (including any amount withdrawn that may include a Surrender Charge), divided by the Policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the Return of Premium Death Benefit immediately preceding the withdrawal.

Rider Effective Date—The date on which the IPR Rider is effective and the date from which the Holding Period End Date is measured. This date is stated on the rider Data Page. After an IPR Reset, this date is the same as the “Rider Reset Effective Date.”

Separate Account—NYLIAC Variable Annuity Separate Account-III or NYLIAC Variable Annuity Separate Account-IV, each a segregated asset account we established to receive and invest premium payments paid under the policies. The Separate Account’s Investment Divisions, in turn, purchase shares of Eligible Portfolios.

Step-up Death Benefit—the Accumulation Value as of the Policy Anniversary immediately following the expiration of the Surrender Charge Period for the first premium payment, plus any other premium payments made since that Policy Anniversary, reduced proportionally by any amounts withdrawn from the policy since that Policy Anniversary.

Suitability Standards—The criteria used to evaluate whether a recommended transaction, relating to your policy, is suitable for the policyowner.

Variable Accumulation Value—The sum of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Division.

TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer Accumulation Value between investment options. State premium taxes may also be deducted.

Policyowner Transaction Expenses

Guaranteed maximum Surrender Charge as a percentage of the amount withdrawn[1]	8.00%
Current Surrender Charge as a percentage of the amount withdrawn[1]	8.00%
Transfer Fee	Guaranteed maximum charge: $30
Current charge: $0[2]

[1]

In Payment Years 2 and beyond, the percentage applied to calculate the maximum surrender charge is reduced as follows: 7% during Payment Year 2; 6% during Payment Year 3; 5% during Payment Year 4; 4% during Payment Year 5; 3% during Payment Year 6; 2% during Payment Year 7; and 0% thereafter.

[2]

Currently, we do not charge for transfers under the policy. However, we reserve the right to charge for transfers in excess of 12 in a Policy Year. We will charge no more than $30 for each transfer at the time each transfer is processed. See “CHARGES AND DEDUCTIONS—Other Charges—(e) Transfer Fees.”

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.

Periodic Charges Other Than Fund Company Charges

The charges in the “Accumulation Value Based M&E Charge Policies” column apply if you choose to have M&E charges calculated as an annualized percentage of daily average Variable Accumulation Value. The charges in the “Premium Based M&E Charge Policies” column apply if you choose to have M&E charges calculated as an annualized percentage of Adjusted Premium Payments.

	Accumulation Value Based M&E Charge Policies	Premium Based M&E Charge Policies
Annual Policy Service Charge[1]	$30	$30
Current and guaranteed maximum Mortality and Expense Risk and Administrative Costs Charge	1.20% (During the Surrender Charge Period for the initial premium) 1.00% (After the Surrender Charge Period for the initial premium)	1.30% (During the Surrender Charge Period for the initial premium) 1.10% (After the Surrender Charge Period for the initial premium)

[1]	Waived for policies with $100,000 or more Accumulation Value

Optional Rider Charges: Investment Preservation Rider – FP Series (applied for on or after May 1, 2019)

Guaranteed maximum Investment Preservation Rider – FP Series Charge
(calculated as an annualized percentage of the amount that is guaranteed under the Investment Preservation Rider – FP Series, deducted on a quarterly basis).
10 Year Rider Holding Period
11 Year Rider Holding Period	2.00%
12 Year Rider Holding Period	2.00%
13 Year Rider Holding Period	1.50%
14 Year Rider Holding Period	1.50%
15 Year Rider Holding Period	1.50%
20 Year Rider Holding Period	1.50%

Current Investment Preservation Rider – FP Series Charge
(calculated as an annualized percentage of the amount that is guaranteed under the Investment
Preservation Rider – FP Series, deducted on a quarterly basis)
10 Year Rider Holding Period	1.00%
11 Year Rider Holding Period	0.90%
12 Year Rider Holding Period	0.80%
13 Year Rider Holding Period	0.70%
14 Year Rider Holding Period	0.60%
15 Year Rider Holding Period	0.50%
20 Year Rider Holding Period	0.60%

Optional Rider Charges: Investment Preservation Rider—FP Series (applied for prior to May 1, 2019) (No Longer Available For Purchase)

Guaranteed maximum Investment Preservation Rider – FP Series Charge
(calculated as an annualized percentage of the amount that is guaranteed under the Investment Preservation Rider – FP Series, deducted on a quarterly basis).
10 Year Rider Holding Period	2.00%
11 Year Rider Holding Period	2.00%
12 Year Rider Holding Period	1.50%
13 Year Rider Holding Period	1.50%
14 Year Rider Holding Period	1.50%
15 Year Rider Holding Period	1.50%
20 Year Rider Holding Period	1.50%
Current charge for Investment Preservation Rider – FP Series Resets
(calculated as an annualized percentage of the amount that is guaranteed under the Investment Preservation Rider – FP Series, deducted on a quarterly basis)
10 Year Rider Holding Period	1.00%
11 Year Rider Holding Period	0.90%
12 Year Rider Holding Period	0.80%
13 Year Rider Holding Period	0.70%
14 Year Rider Holding Period	0.60%
15 Year Rider Holding Period	0.50%
20 Year Rider Holding Period	0.60%

Optional Rider Charges: Annual Death Benefit Reset Rider

Guaranteed maximum Annual Death Benefit Reset Rider Charge (calculated as an annualized percentage of the Reset Value as of the last Policy Anniversary (or as of the Policy Date if within the first Policy Year), deducted on a quarterly basis; for a detailed explanation of the term “Reset Value,” see “THE POLICIES-Riders-Annual Death Benefit Reset Rider”).	1.00%
Current Annual Death Benefit Reset Rider Charge	0.25%

The next table shows the minimum and maximum total operating expenses charged by the portfolio companies that you may pay periodically during the time that you own the policy (before any fee waiver or expense reimbursement). The expenses are expressed as a percentage of average net assets of the portfolios and may be higher or lower in the future. More detail concerning each portfolio company’s fees and expenses is contained in the prospectus for each portfolio company.

Total Annual Portfolio Company Operating Expenses(#)

	Minimum	Maximum
Expenses that are deducted from the Eligible Portfolio assets, including management fees, 12b-1 fees, administration fees and other expenses as of December 31, 2020.	0.37%	1.87%

(#)

Shown as a percentage of average net assets for the fiscal year ended December 31, 2020. The Fund or its agents provided the fees and charges that are based on 2020 expenses, unless otherwise indicated. For Funds that are not affiliated with NYLIAC, we have not verified the accuracy of the information provided by the Fund or its agents.

Guaranteed Maximum Charges Examples

The tables below will help you understand the various costs and expenses that you will bear directly and indirectly. The tables reflect the Investment Division with the maximum charges and expenses of the policy including, the policyowner transaction expenses, the annual policy service charge, separate account annual expenses, portfolio company fees and expenses and the highest possible combination of optional rider charges (using guaranteed maximum charges) where indicated. Your actual costs may be higher or lower. For more information on the charges reflected in these tables, see “CHARGES AND DEDUCTIONS” and the Fund prospectuses that accompany this Prospectus. NYLIAC may, where premium taxes are imposed by state law, deduct the premium taxes upon surrender of the policy or on the Annuity Commencement Date.

You would pay the following expenses on a $10,000 allocation, assuming 5% annual returns:

For Premium based M&E Charge New York Life Premier Variable Annuity – FP Series Policies:

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr
with IPR (20 yr Holding Period) & ADBR Riders	$1,389.24	$2,003.90	$3,341.42	$6,554.45	$1,389.24	$2,544.22	$3,697.18	$6,584.45	$651.35	$2,003.90	$3,341.42	$6,554.45
with IPR Rider (20 yr Holding Period)	$1,297.24	$1,709.85	$2,861.66	$5,650.35	$1,297.24	$2,267.51	$3,237.00	$5,680.35	$551.35	$1,709.85	$2,861.66	$5,650.35
with ADBR Rider	$1,181.65	$1,344.20	$2,267.55	$4,543.25	$1,181.65	$1,923.13	$2,666.94	$4,573.25	$426.35	$1,344.20	$2,267.55	$4,543.25
without any Riders	$1,088.85	$1,048.24	$1,782.20	$3,616.14	$1,088.85	$1,643.97	$2,200.94	$3,646.14	$326.35	$1,048.24	$1,782.20	$3,616.14

For Accumulation Value based M&E Charge New York Life Premier Variable Annuity – FP Series Policies:

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr
with IPR (20 yr Holding Period) & ADBR Riders	$1,385.56	$1,985.84	$3,300.78	$6,427.46	$1,385.56	$2,527.23	$3,658.17	$6,457.46	$647.35	$1,985.84	$3,300.78	$6,427.46
with IPR Rider (20 yr Holding Period)	$1,293.56	$1,695.57	$2,833.59	$5,574.38	$1,293.56	$2,254.07	$3,210.06	$5,604.38	$547.35	$1,695.57	$2,833.59	$5,574.38
with ADBR Rider	$1,177.94	$1,334.75	$2,255.43	$4,531.33	$1,177.94	$1,914.22	$2,655.33	$4,561.33	$422.35	$1,334.75	$2,255.43	$4,531.33
without any Riders	$1,085.14	$1,042.46	$1,782.42	$3,654.97	$1,085.14	$1,638.53	$2,201.18	$3,684.97	$322.35	$1,042.46	$1,782.42	$3,654.97

QUESTIONS AND ANSWERS ABOUT NEW YORK LIFE PREMIER VARIABLE ANNUITY—FP SERIES

NOTE: The following section contains brief questions and answers about the New York Life Premier Variable Annuity—FP Series. You should refer to the body of this Prospectus for more detailed information.

1. What is the New York Life Premier Variable Annuity—FP Series?

The New York Life Premier Variable Annuity—FP Series is a Flexible Premium Deferred Variable Annuity Policy issued by NYLIAC. You may allocate premium payments to the Investment Divisions of the Separate Account, as well as the DCA Advantage Account, and/or to the Fixed Account. (See “NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION AND THE SEPARATE ACCOUNT—Asset Allocation Models” for more information about which Asset Allocation Models are currently available to you.) The Accumulation Value will fluctuate according to the performance of the Investment Divisions or Asset Allocation Model selected, the deduction of the Separate Account charges, and the interest credited on amounts in the Fixed Account and the DCA Advantage Account.

2. Where can I allocate my premium payments?

(a) You can allocate your premium payments to one or more of the following Allocation Options:

(i) SEPARATE ACCOUNT

Separate Account III currently consists of 98 Investment Divisions, some of which may not be available under your policy. Separate Account IV currently consists of 74 Investment Divisions, some of which may not be available under your policy. The available Investment Divisions are listed on the first and second page of this Prospectus. They offer investments in domestic and international markets. When you allocate a premium payment to one of the Investment Divisions, the Separate Account will invest your premium payment exclusively in shares of the corresponding Eligible Portfolio of the relevant Fund(s). You can allocate among a maximum of eighteen (18) Investment Divisions, plus the Fixed Account.

(ii) FIXED ACCOUNT

Each premium payment, or the portion of any premium payment you allocate to the Fixed Account will earn an interest rate at least equal to the guaranteed minimum interest rate.

(b) You can also allocate your premium payments to the DCA Advantage Account. NYLIAC will credit interest to amounts held in the DCA Advantage Account at rates we have set in advance. The DCA Advantage Account allows you to set up automatic dollar cost averaging from the DCA Advantage Account into the Investment Divisions, providing for automatic transfers to the Investment Divisions you select in six installments over a six month period. (See “THE DCA ADVANTAGE ACCOUNT.”)

3. Can I make transfers among the Investment Divisions, the Asset Allocation Models and the Fixed Account?

You can transfer all or part of the Accumulation Value of your policy between the Investment Divisions and one of the available Asset Allocation Models or from the Investment Divisions and/or an Asset Allocation Model to the Fixed Account any time prior to 30 days before the Annuity Commencement Date (See “RIDERS — Investment Preservation Rider—FP Series (optional)” for more information on transfer restrictions if the Investment Preservation Rider—FP Series is purchased). As of May 1, 2020, you may not transfer into an Asset Allocation Model unless you are currently allocated to that model. If you are currently allocated to an Asset Allocation Model and you transfer your entire allocation out of it, you will not be able to transfer back into that model or allocate to a new Asset Allocation Model. For Premium based M&E Charge policies, no transfers are allowed from the Investment Divisions into the Fixed Account. For Account Value based M&E Charge policies, transfers from the Investment Divisions to the Fixed Account must be for at least $500. Generally, you can transfer a minimum amount of $25 into an Investment Division, unless we agree otherwise. You can make unlimited transfers each Policy Year subject to the Limits on Transfers. We currently do not charge for transfers. However, we reserve the right to charge up to $30 for each transfer after the first 12 in a given Policy Year. Please note that each transfer to or from an available Asset Allocation Model counts as one transfer. (See “THE POLICIES -Transfers.”)

All guarantees are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

You can make transfers from the Fixed Account and the DCA Advantage Account to the Investment Divisions, subject to certain restrictions which may apply. (See “THE FIXED ACCOUNT” and “THE DCA ADVANTAGE ACCOUNT.”) In addition, you can request transfers through the traditional Dollar Cost Averaging, Automatic Asset Rebalancing or Interest Sweep options as described herein.

4. What charges are assessed against the policy?

Before the date we start making Income Payments under the policy, unless currently waived, we will deduct a policy service charge of $30 on each Policy Anniversary or upon surrender of the policy. See “CHARGES AND DEDUCTIONS-Other Charges-Policy Service Charge” for information regarding waiver of the policy service charge.

In addition, we also deduct a charge for certain mortality and expense risks NYLIAC assumes and policy administration expenses (“M&E Charge”). You may choose to have the M&E Charge assessed based on either the Accumulation Value of the policy or the Adjusted Premium Payments. You must choose your M&E Charge option prior to the issuance of the policy. Once the M&E Charge option is chosen it cannot be changed.

For Accumulation Value based M&E Charge policies the M&E Charge is 1.20% (annualized) of the daily average Variable Accumulation Value during the surrender charge period for the initial premium and 1.00% after the surrender charge period for the initial premium. For Premium based M&E Charge policies the M&E Charge is 1.30% (annualized) of the Adjusted Premium Payments during the surrender charge period for the initial premium and 1.10% after the surrender charge period for the initial premium.

Premium based M&E Charges will be deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter (excluding premium payments allocated to the Fixed Account that are not transferred to the Investment Division). (See “MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE COSTS CHARGE.”)

The amount of Premium based M&E Charges assessed to your policy will be unaffected by fluctuations in market performance. In a rising market, the Premium based M&E Charge structure will benefit the policyowner because the Premium based M&E Charge, when measured as a percentage of separate account assets, will be reduced. In a flat or declining market, the Premium based M&E Charge structure will result in an increase in the charge when measured against separate account assets. The amount of Accumulation Value based M&E Charges assessed to your policy will be affected by fluctuations in market performance. However, the Accumulation Value based M&E Charge structure may be more advantageous in a flat or declining market and disadvantageous in a rising market.

We impose a surrender charge on certain partial withdrawals and surrenders of the policies. This charge is assessed as a percentage of the amount withdrawn or surrendered during the first seven Payment Years following each premium payment. We keep track of each premium payment and assess a charge based on the length of time a premium payment is in your policy before it is withdrawn. The percentage declines after the first Payment Year as follows:

Payment Year	Surrender Charge
1	8%
2	7%
3	6%
4	5%
5	4%
6	3%
7	2%
8+	0%

For purposes of calculating the surrender charge, we treat withdrawals as coming from the oldest premium payment first (on a first-in, first-out basis).

You can make withdrawals from the policy free of surrender charges based on certain limitations. You may withdraw free of a surrender charge the greatest of (i) ten percent (10%) of the Accumulation Value at the beginning of the Policy Year (or ten percent (10%) of the premium payment if the withdrawal is made in the first Policy Year), less any prior Partial Withdrawals made during the Policy Year that were free of surrender charges; (ii) that portion of the Accumulation Value at the time of the withdrawal that exceeds the accumulated premium payments; and (iii) ten percent (10%) of the current Accumulation Value, less any prior Partial Withdrawals made during the Policy Year that were free of Surrender Charges. (See “CHARGES AND DEDUCTIONS—Surrender Charges” and “Exceptions to Surrender Charges.”)

The withdrawal or surrender amounts available free of Surrender Charges are not cumulative. Any eligible amount in a Policy Year that is not taken may not be carried over and be available in a later Policy Year.

If you purchase the Investment Preservation Rider – FP Series (“IPR”), we will deduct a charge on the first Business Day of the next policy quarter following each policy quarter that the rider is in effect, based on the amount that is guaranteed. (See “OTHER CHARGES—Investment Preservation Rider—FP Series Charge.”) In most jurisdictions, this charge will be deducted from each Investment Division and the DCA Advantage Account, in proportion to its percentage of the Accumulation Value. The guaranteed maximum annual charge for IPR is 2.00% for the 10 and 11 year terms and 1.50% for the 12-15 and 20 year terms of the amount that is guaranteed.

For the IPR rider, purchased on or after May 1, 2019, the current charges range from 0.50% to 1.00% of the amount that is guaranteed, applied on a quarterly basis (0.125% to 0.025% per quarter), depending on the rider Holding Period you select. For the IPR rider, purchased prior to May 1, 2019, the reset charges range from 0.50% to 1.00% of the amount that is guaranteed, applied on a quarterly basis (0.1250% to 0.25% per quarter), depending on the rider Holding Period you select.

If you purchase the Annual Death Benefit Reset Rider (“ADBR”) (in jurisdictions where available), we will deduct a charge each policy quarter that the rider is in effect based on the amount that is reset on the last Policy Anniversary, less any Reset Value Proportional Reduction. This charge will be deducted from each Investment Division, the DCA Advantage Account and the Fixed Account, in proportion to its percentage of the Accumulation Value. The maximum annual charge is 1.00% of the amount that is reset on the last Policy Anniversary, applied on a quarterly basis. You should consult with your registered representative to determine the percentage we are currently charging before you select this rider. We may set a lower charge at our sole discretion. The current charge is 0.25% annually (0.0625% per quarter).

Finally, the value of the shares of each Fund reflects advisory fees, administration fees and other expenses deducted from the assets of each Fund. (See the Fund prospectuses which accompany this Prospectus.)

5. What are the minimum initial and maximum additional premium payments?

For most policies, the minimum initial premium payment is $5,000. Additional premium payments must be at least $2,500 for Qualified Policies and $5,000 for Non-Qualified Policies or such lower amount as we may permit at any time. Subsequent premium payments must be sent to NYLIAC at one of the addresses listed in Question 17 of this Prospectus. We may agree to other methods of payment. The maximum aggregate amount of premium payments we accept is $1,000,000 without prior approval. However, for Qualified Policies that amount could be lower because you may not make premium payments in excess of the amount permitted by law for the plan. For Inherited IRAs, Inherited Roth IRAs and Inherited Non-Qualified Policies, additional premium payments will not be accepted.

While IPR is in effect, you may only make premium payments to your policy in the first Policy Year or after the IPR Holding Period End Date.

Acceptance of initial and subsequent premium payments is subject to Suitability Standards.

6. How are premium payments allocated?

If the application is in Good Order, we will issue the policy and allocate the initial premium payment to the Allocation Options you have selected within two Business Days after receipt at the New York Life Annuities Service Center. Subsequent premium payments will be allocated to your Policy at the close of the Business Day on which they are received by NYLIAC. (See “THE POLICIES—Policy Application and Premium Payments.”)

You may raise or lower the percentages (which must be in whole numbers) of the premium payment you place in each Allocation Option at the time you make a premium payment. The minimum amount which you may place in any one Investment Division or the Fixed Account is $25, or such lower amount as we may permit. The minimum amount which you may place in the DCA Advantage Account is $2,000. We reserve the right to limit the amount of a premium payment that may be placed in any one Allocation Option and the number of Allocation Options inclusively to which you may allocate your Accumulation Value. Acceptance of initial and subsequent premium payments is subject to Suitability Standards.

7. What happens if premium payments are not made?

If we do not receive any premium payments for a period of two years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy subject to applicable laws. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

8. Can I withdraw money from the policy before the Annuity Commencement Date?

You may make withdrawals from your policy before the Annuity Commencement Date. Your withdrawal request must be in Good Order before we will process it. Under most circumstances, you may make a minimum partial withdrawal of $500. Withdrawals may be subject to a surrender charge. In addition, you may have to pay income tax and, if you are under age 59 1/2, a 10% penalty tax may apply. (See “DISTRIBUTIONS UNDER THE POLICY” and “FEDERAL TAX MATTERS.”) Please note that certain withdrawal requests must be made in writing and sent to New York Life Annuities Service Center. (See “DISTRIBUTIONS UNDER THE POLICY—Surrenders and Withdrawals—(b) Partial Withdrawals and (c) Periodic Partial Withdrawals.”)

9. How will NYLIAC make Income Payments on the Annuity Commencement Date?

We will make Income Payments on a fixed basis. We do not currently offer a variable Income Payment option. We will make payments under the Life Income – Guaranteed Period Payment Option over the life of the Annuitant(s) with a guarantee of 10 years of payments, even if the Annuitant dies sooner. Income Payments will always be the same specified amount. (See “DISTRIBUTIONS UNDER THE POLICY—Income Payments.”) We may offer other options, at our discretion, where permitted by state law.

10. What happens if I die before the Annuity Commencement Date?

Unless amended by any rider attached to the policy, if you die before the Annuity Commencement Date, we will pay the Beneficiary(ies) under the policy an amount equal to the greater of:

(a)	the Accumulation Value as of the day we receive a claim form in Good Order, or

(b)	the Return of Premium Death Benefit; or

(c)	the Step-up Death Benefit (for policies applied for 5/1/2020 and after).

If the Beneficiary is the spouse (as defined under Federal law) of the Owner, see Question 11. (Also see “DISTRIBUTIONS UNDER THE POLICY-Death Before Annuity Commencement” and “FEDERAL TAX MATTERS.”)

11. What happens if my spouse is the Beneficiary?

If you are the Owner and you die before the Annuity Commencement Date, and you have designated your spouse (as defined under Federal law) as the sole primary Beneficiary of the policy, he or she may elect in writing to continue the policy upon your death as the new Owner and, if applicable, a new Annuitant (for Non-Qualified, IRA, Roth IRA and SEP policies only; Inherited IRA policies, Inherited Roth IRA policies and Inherited Non-Qualified policies are excluded). If you are also the Annuitant, your spouse will become the new Annuitant. If your spouse chooses to continue the policy, we will not pay the death benefit proceeds as a consequence of your death.

12. Can I return the policy after it is delivered?

You can cancel the policy within 10 days of delivery of the policy or such longer period as required under state law. To cancel your policy, you must return it and/or provide a written request for cancellation to the New York Life Annuities Service Center at one of the addresses listed in Question 15 of this Prospectus or to the registered representative through whom you purchased it. Except where you are entitled by law to receive the total of premium payments less any prior partial withdrawals, we will promptly return the Accumulation Value calculated as of the Business Day that either the registered representative through whom you purchased the policy or the New York Life Annuities Service Center receives the policy along with the written request for cancellation in Good Order, but without any deduction for premium taxes or a surrender charge. We will set forth this provision in your policy. (See “THE POLICIES—Your Right to Cancel (“Free Look”).”)

13. What about voting rights?

You can instruct NYLIAC how to vote shares of the Funds in which you have a voting interest through the Separate Account. (See “VOTING RIGHTS.”)

14. Are policy loans available?

Policy loans are not available.

15. Where do I send written service requests to the New York Life Annuities Service Center?

Certain service requests, including but not limited to death benefit claims and surrenders, are required to be in writing. All written service requests must be sent to the New York Life Annuities Service Center at one of the following addresses:

Regular Mail	New York Life Annuities Service Center P.O. Box 9859 Providence, RI 02940

Express Mail	New York Life c/o BNY Mellon 4400 Computer Drive Westborough, MA 01581

Written service requests will be effective as of the Business Day they are received in Good Order at the New York Life Annuities Service Center at one of the addresses listed immediately above.

E-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. All service requests must be in Good Order. Please review all service request forms carefully and provide all required information that is applicable to the transaction. If your request is not in Good Order, we will not process it. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important policy statements and other information.

16. How do I contact NYLIAC?

a. By Telephone:

Certain service requests, including but not limited to, obtaining current unit values may be made by telephone. You may reach our Customer Service Representatives by contacting the New York Life Annuities Service Center toll-free by calling: (800) 762-6212.

b. Online:

Certain service requests, including but not limited to transferring assets between Allocation Options and e-mailing your registered representative, may be made online. For online requests please visit www.newyorklifeannuities.com and enter your user name and password and follow the login instructions. (See “THE POLICIES — Online Service at www.newyorklifeannuities.com.”)

You may authorize us to accept telephone/internet instructions from you or other individuals you designate for the following types of transactions: premium allocations, transfers among Allocation Options, and/or the DCA Advantage Account, partial withdrawals, periodic partial withdrawals, traditional Dollar Cost Averaging, Automatic Asset Rebalancing, Interest Sweep, or any other transactions that we determine in our sole discretion. To authorize other individuals to access your policy information and to make transfers, allocation changes and other permitted transactions, you must send to the New York Life Annuities Service Center a Telephone/Web Authorization Form completed in a form acceptable to us to one of the addresses listed above. We may revoke Telephone/Web Authorization privileges for certain policyowners (See “THE POLICIES—Limits on Transfers”). Telephone/Web Authorization may be elected, changed or canceled at any time. You, or other individuals you designate, may make transactions by telephone and speaking with a service representative at (800) 762-6212 or on the internet. Furthermore, we will confirm all telephone/internet transactions in writing. Not all transactions are available on the internet.

NYLIAC is not liable for any loss, cost or expense for action on instructions from authorized third parties which are believed to be genuine in accordance with our procedures. (See “THE POLICIES—Third Party and Registered Representative Actions”). You are responsible for and bear the consequence of instructions and other actions, including any limits on transfers, provided to us by parties acting on your behalf. We must receive telephone/internet transfer requests no later than 4:00 p.m. Eastern Time in order to assure same day processing. We will process requests received after 4:00 p.m. Eastern Time on the next Business Day.

We make telephone/internet services available at our discretion. In addition, availability of telephone/internet services may be interrupted temporarily at certain times. We do not assume responsibility for any loss if telephone/internet services should become unavailable.

17. Where do I send subsequent premium payments?

Subsequent premium payments should be sent to one of the following addresses:

Regular Mail	New York Life Annuities Service Center P.O. Box 9859 Providence, RI 02940

Express Mail	New York Life c/o BNY Mellon 4400 Computer Drive Westborough, MA 01581

If in Good Order, subsequent premium payments will be credited as of the close of the Business Day on which they are received at one of the addresses noted in this Question 17. Please note that initial premium payments are those made in connection with the issuance of a policy and are processed in accordance with our procedures. (See “THE POLICIES — Policy Application and Premium Payments.”)

While IPR is in effect, you may only make premium payments to your policy in the first Policy Year or after the IPR Holding Period End Date.

Acceptance of subsequent premium payments is subject to Suitability Standards.

FINANCIAL STATEMENTS

The statutory statements of financial position of NYLIAC as of December 31, 2020 and 2019, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2020 (including the report of the independent registered public accounting firm) and each Separate Account’s statement of assets and liabilities as of December 31, 2020, and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are incorporated by reference in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

CONDENSED FINANCIAL INFORMATION

The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division for each fiscal year ended December 31 presented below are derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The policies were first offered on November 20, 2017. The information below includes information relating to other variable annuity policies that we offer that are not described in this Prospectus but have the same M&E Charge and certain common Investment Divisions, and were first offered on May 1, 2015. Therefore, values and units shown for 2015 are for the period from May 1, 2015 to December 31, 2015. You should read this information in conjunction with the Separate Account’s audited financial statements and related notes that are incorporated by reference in the Statement of Additional Information.

For Accumulation Value based M&E Charge policies:

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
(Accumulation unit value in dollars and number of accumulation units in thousands)

MainStay VP Balanced – Service Class
2020	11.98	12.74	1,386
2019	10.41	11.98	1,179
2018	11.40	10.41	821
2017	10.41	11.40	642
2016	9.53	10.41	347
2015	10.00	9.53	78
MainStay VP Bond – Service Class
2020	10.60	11.28	3,180
2019	9.86	10.60	2,012
2018	10.10	9.86	724
2017	9.95	10.10	272
2016	9.82	9.95	123
2015	10.00	9.82	29
MainStay VP CBRE Global Infrastructure – Service Class
2020	9.14	7.85	141
2019	8.80	9.14	125
2018	12.35	8.80	107
2017	10.53	12.35	88
2016	7.44	10.53	36
2015	10.00	7.44	9
MainStay VP Conservative Allocation – Service Class
2020	11.76	12.78	2,837
2019	10.39	11.76	2,416
2018	11.27	10.39	1,854
2017	10.15	11.27	1,151
2016	9.50	10.15	525
2015	10.00	9.50	106
MainStay VP Epoch U.S. Equity Yield – Service Class
2020	14.15	13.95	1,145
2019	11.56	14.15	834
2018	12.38	11.56	586
2017	10.11	12.38	421
2016	9.29	10.11	203
2015	10.00	9.29	39
MainStay VP Equity Allocation – Service Class
2020	13.58	15.40	1,502
2019	11.06	13.58	1,573
2018	12.87	11.06	1,545
2017	10.05	12.87	1,041
2016	9.18	10.05	724

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2015	10.00	9.18	226
MainStay VP Fidelity Institutional AM® Utilities – Service Class
2020	13.63	13.39	2,821
2019	11.22	13.63	2,619
2018	11.30	11.22	2,278
2017	9.52	11.30	1,584
2016	8.22	9.52	820
2015	10.00	8.22	216
MainStay VP Floating Rate – Service Class
2020	11.21	11.32	2,316
2019	10.49	11.21	1,941
2018	10.65	10.49	1,685
2017	10.34	10.65	764
2016	9.65	10.34	390
2015	10.00	9.65	128
MainStay VP Growth Allocation – Service Class
2020	13.02	14.49	2,679
2019	10.88	13.02	2,871
2018	12.36	10.88	2,823
2017	10.10	12.36	1,960
2016	9.29	10.10	1,266
2015	10.00	9.29	345
MainStay VP Income Builder – Service Class
2020	12.51	13.31	2,852
2019	10.75	12.51	2,148
2018	11.51	10.75	1,472
2017	10.11	11.51	951
2016	9.27	10.11	487
2015	10.00	9.27	117
MainStay VP IQ Hedge Multi-Strategy – Service Class
2020	9.91	10.30	1,155
2019	9.27	9.91	1,222
2018(e)	10.10	9.27	1,217
2017	9.47	10.10	874
2016	8.92	9.47	404
2015	10.00	8.92	83
MainStay VP Janus Henderson Balanced – Service Class
2020	14.56	16.40	5,307
2019	12.02	14.56	3,554
2018	12.14	12.02	2,105
2017	10.18	12.14	997
2016	9.72	10.18	526
2015	10.00	9.72	160
MainStay VP MacKay Convertible – Service Class
2020	14.05	18.83	4,649
2019	11.64	14.05	3,612
2018	12.08	11.64	2,255
2017	10.60	12.08	1,186
2016	9.35	10.60	432
2015	10.00	9.35	139
MainStay VP MacKay Government – Service Class
2020	10.10	10.45	1,935
2019	9.72	10.10	1,009
2018	9.87	9.72	357
2017	9.81	9.87	94

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2016	9.86	9.81	34
2015	10.00	9.86	10
MainStay VP MacKay High Yield Corporate Bond – Service Class
2020	12.38	12.86	13,571
2019	11.09	12.38	9,643
2018	11.42	11.09	6,406
2017	10.77	11.42	4,017
2016	9.36	10.77	1,538
2015	10.00	9.36	383
MainStay VP MacKay International Equity – Service Class
2020	13.45	16.02	766
2019	10.93	13.45	655
2018	12.54	10.93	421
2017	9.37	12.54	239
2016	9.74	9.37	92
2015	10.00	9.74	36
MainStay VP MacKay S&P 500 Index – Service Class
2020	15.74	18.34	6,023
2019	12.17	15.74	4,459
2018	12.93	12.17	2,762
2017	10.73	12.93	1,507
2016	9.72	10.73	662
2015	10.00	9.72	177
MainStay VP MacKay Strategic Bond – Service Class
2020	10.95	11.46	3,482
2019	10.38	10.95	3,290
2018	10.66	10.38	2,995
2017	10.15	10.66	2,257
2016	9.47	10.15	1,172
2015	10.00	9.47	265
MainStay VP Moderate Allocation – Service Class
2020	12.40	13.64	3,695
2019	10.64	12.40	3,417
2018	11.78	10.64	2,946
2017	10.08	11.78	1,675
2016	9.42	10.08	1,033
2015	10.00	9.42	212
MainStay VP Natural Resources – Initial Class
2020	8.87	9.37	489
2019	7.70	8.87	386
2018	10.92	7.70	323
2017	9.56	10.92	237
2016	6.02	9.56	113
2015	10.00	6.02	49
MainStay VP PIMCO Real Return – Service Class
2020	10.51	11.58	2,492
2019	9.80	10.51	1,677
2018	10.20	9.80	826
2017	9.93	10.20	430
2016	9.47	9.93	118
2015	10.00	9.47	25
MainStay VP Small Cap Growth – Service Class
2020	15.03	20.81	393
2019	12.14	15.03	333
2018	13.52	12.14	222

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2017	10.90	13.52	120
2016	9.58	10.90	47
2015	10.00	9.58	7
MainStay VP U.S. Government Money Market – Initial Class
2020	9.92	9.82	2,676
2019	9.86	9.92	542
2018	9.85	9.86	437
2017	9.85	9.85	279
2016	9.91	9.85	188
2015	10.00	9.91	116
MainStay VP Wellington Mid Cap – Service Class
2020	13.29	14.58	2,282
2019	10.97	13.29	1,733
2018	12.65	10.97	909
2017	10.41	12.65	437
2016	9.24	10.41	167
2015	10.00	9.24	56
MainStay VP Wellington Small Cap – Service Class
2020	12.87	13.99	563
2019	11.09	12.87	538
2018	13.25	11.09	244
2017	11.80	13.25	102
2016(a)	10.00	11.80	49
MainStay VP Wellington U.S. Equity – Service Class
2020	14.98	17.06	797
2019	12.04	14.98	757
2018	12.98	12.04	652
2017	10.62	12.98	454
2016	9.69	10.62	191
2015	10.00	9.69	33
MainStay VP Winslow Large Cap Growth – Service Class
2020	17.78	24.03	2,633
2019	13.50	17.78	1,938
2018	13.22	13.50	1,316
2017	9.92	13.22	610
2016	10.14	9.92	307
2015	10.00	10.14	71
American Funds IS Asset Allocation Fund – Class 4
2020	11.36	12.59	2,117
2019	9.51	11.36	1,123
2018(d)	10.00	9.51	319
American Funds IS Global Small Capitalization Fund – Class 4
2020	14.62	18.70	277
2019	11.28	14.62	251
2018	12.80	11.28	205
2017	9.74	12.80	110
2016	9.21	9.74	42
2015	10.00	9.21	17
American Funds IS Growth Fund – Class 4
2020	12.94	19.40	1,029
2019	10.04	12.94	696
2018	10.22	10.04	323
2017(c)	10.00	10.22	9
American Funds IS New World Fund® – Class 4
2020	14.18	17.27	1,251

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2019	11.14	14.18	1,042
2018	13.15	11.14	644
2017	9.75	13.15	317
2016	9.05	9.75	155
2015	10.00	9.05	39
American Funds IS Washington Mutual Investors Fund – Class 4
2020	11.40	12.22	2,637
2019	9.54	11.40	1,641
2018	10.60	9.54	590
2017(c)	10.00	10.60	34
BlackRock® Global Allocation V.I. Fund – Class III
2020	12.19	14.54	1,363
2019	10.48	12.19	1,334
2018	11.47	10.48	1,148
2017	9.85	11.47	736
2016	9.35	9.85	359
2015	10.00	9.35	97
BlackRock® High Yield V.I. Fund – Class III
2020	12.28	12.98	1,861
2019	10.82	12.28	1,164
2018	11.27	10.82	715
2017	10.38	11.27	448
2016	9.22	10.38	286
2015	10.00	9.22	94
BNY Mellon IP Technology Growth Portfolio – Service Shares
2020	17.87	29.94	1,244
2019	14.41	17.87	1,002
2018	14.77	14.41	751
2017	10.38	14.77	327
2016	10.00	10.38	116
2015	10.00	10.00	38
ClearBridge Variable Appreciation Portfolio – Class II
2020	13.74	15.54	506
2019	10.74	13.74	366
2018	11.09	10.74	112
2017(b)	10.00	11.09	4
Columbia Variable Portfolio – Commodity Strategy Fund – Class 2
2020	9.32	9.06	44
2019	8.75	9.32	34
2018	10.32	8.75	27
2017	9.21	10.32	25
2016	7.55	9.21	18
2015	10.00	7.55	4
Columbia Variable Portfolio – Emerging Markets Bond Fund – Class 2
2020	11.54	12.22	1,659
2019	10.42	11.54	1,187
2018	11.39	10.42	548
2017	10.32	11.39	245
2016	9.42	10.32	89
2015	10.00	9.42	5
Columbia Variable Portfolio – Small Cap Value Fund – Class 2
2020	13.39	14.37	367
2019	11.20	13.39	234
2018	13.86	11.20	197
2017	12.11	13.86	127

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2016	9.14	12.11	72
2015	10.00	9.14	23
Delaware VIP® Small Cap Value Series – Service Class
2020	10.77	10.41	353
2019	8.53	10.77	128
2018	10.40	8.53	40
2017(c)	10.00	10.40	3
DWS Alternative Asset Allocation VIP – Class B
2020	10.76	11.19	3,261
2019	9.52	10.76	2,296
2018	10.63	9.52	1,046
2017	10.05	10.63	407
2016(a)	10.00	10.05	87
Fidelity® VIP Bond Index Portfolio – Service Class 2
2020(g)	10.00	9.99	2,500
Fidelity® VIP ContrafundSM Portfolio – Service Class 2
2020	15.27	19.65	3,628
2019	11.77	15.27	3,473
2018	12.76	11.77	3,054
2017	10.37	12.76	1,874
2016	9.58	10.37	1,003
2015	10.00	9.58	253
Fidelity® VIP Emerging Markets Portfolio – Service Class 2
2020	10.53	13.62	276
2019	8.25	10.53	141
2018(d)	10.00	8.25	67
Fidelity® VIP Equity-Income PortfolioSM – Service Class 2
2020	14.11	14.84	2,057
2019	11.24	14.11	1,432
2018	12.44	11.24	721
2017	10.97	12.44	309
2016	9.23	10.97	127
2015	10.00	9.23	20
Fidelity® VIP FundsManager® 60% Portfolio – Service Class
2020	10.78	12.26	335
2019(f)	10.00	10.78	90
Fidelity® VIP Growth Opportunities Portfolio – Service Class 2
2020	21.00	34.91	1,749
2019	15.13	21.00	1,127
2018	13.65	15.13	495
2017	9.90	13.65	154
2016	9.94	9.90	103
2015	10.00	9.94	39
Fidelity® VIP Health Care Portfolio – Service Class 2
2020	12.17	14.58	856
2019(f)	10.00	12.17	174
Fidelity® VIP International Index Portfolio – Service Class 2
2020	10.68	11.65	114
2019(f)	10.00	10.68	29
Fidelity® VIP Mid Cap Portfolio – Service Class 2
2020	13.32	15.52	979
2019	10.95	13.32	860
2018	13.00	10.95	697
2017	10.56	13.00	437
2016	9.31	10.56	193

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2015	10.00	9.31	64
Franklin Templeton Aggressive Model Portfolio – Class II
2020(h)	10.00	12.88	629
Franklin Templeton Moderately Aggressive Model Portfolio – Class II
2020(h)	10.00	12.32	2,635
Franklin Templeton Moderate Model Portfolio – Class II
2020(h)	10.00	11.76	4,272
Franklin Templeton Moderately Conservative Model Portfolio – Class II
2020(h)	10.00	11.45	1,930
Franklin Templeton Conservative Model Portfolio – Class II
2020(h)	10.00	10.94	826
Invesco V.I. International Growth Fund – Series II Shares
2020	12.42	13.95	735
2019	9.80	12.42	673
2018	11.70	9.80	722
2017	9.12	11.70	469
2016	8.95	9.12	261
2015	10.00	8.95	64
Invesco V.I. Main Street Small Cap Fund® – Series II Shares
2020(h)	10.00	15.34	10
Janus Henderson Enterprise Portfolio – Service Shares
2020	13.37	15.74	837
2019	10.01	13.37	593
2018	10.20	10.01	134
2017(c)	10.00	10.20	5
Janus Henderson Global Research Portfolio – Service Shares
2020	14.89	17.62	316
2019	11.71	14.89	236
2018	12.75	11.71	156
2017	9.35	12.75	82
2016	9.00	9.35	45
2015	10.00	9.00	16
MFS® International Intrinsic Value Portfolio – Service Class
2020	12.58	14.94	1,245
2019	10.13	12.58	854
2018	11.36	10.13	314
2017(b)	10.00	11.36	39
MFS® Investors Trust Series – Service Class
2020	15.59	17.50	1,622
2019	12.02	15.59	1,407
2018	12.90	12.02	947
2017	10.48	12.90	478
2016	9.67	10.48	166
2015	10.00	9.67	35
MFS® Mid Cap Value Portfolio – Service Class
2020(h)	10.00	13.64	211
MFS® Research Series – Service Class
2020	15.85	18.22	1,092
2019	12.10	15.85	881
2018	12.84	12.10	293
2017	10.49	12.84	57
2016	9.66	10.49	28
2015	10.00	9.66	4
Morgan Stanley VIF U.S. Real Estate Portfolio – Class II
2020	10.96	8.98	373

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2019	9.35	10.96	269
2018	10.28	9.35	198
2017	10.38	10.28	163
2016	10.14	10.38	89
2015	10.00	10.14	24
Neuberger Berman AMT Mid Cap Growth Portfolio – Class S
2020	15.70	21.68	799
2019	12.00	15.70	647
2018	12.99	12.00	567
2017	9.93	12.99	359
2016	9.35	9.93	228
2015	10.00	9.35	66
PIMCO VIT Income Portfolio – Advisor Class
2020(h)	10.00	11.14	138
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) – Advisor Class
2020	11.10	11.56	2,108
2019	10.50	11.10	1,832
2018	10.42	10.50	1,405
2017	10.29	10.42	963
2016	9.81	10.29	643
2015	10.00	9.81	159
PIMCO VIT Low Duration Portfolio – Advisor Class
2020	10.15	10.32	1,107
2019	9.89	10.15	719
2018	9.99	9.89	637
2017	9.98	9.99	465
2016(a)	10.00	9.98	112
PIMCO VIT Total Return Portfolio – Advisor Class
2020	10.83	11.62	5,348
2019	10.13	10.83	3,176
2018	10.31	10.13	1,842
2017	9.95	10.31	1,058
2016	9.82	9.95	653
2015	10.00	9.82	152

(a)	For the period May 1, 2016 (commencement of operations in the Separate Account) through December 31, 2016.

(b)	For the period May 1, 2017 (commencement of operations in the Separate Account) through December 31, 2017.

(c)	For the period November 13, 2017 (commencement of operations in the Separate Account) through December 31, 2017.

(d)	For the period May 1, 2018 (commencement of operations in the Separate Account) through December 31, 2018.

(e)	On November 30, 2018, MainStay VP Absolute Return Multi-Strategy merged into MainStay VP IQ Hedge Multi-Strategy.

(f)	For the period May 1, 2019 (commencement of operations in the Separate Account) through December 31, 2019.

(g)	For the period November 23, 2020 (commencement of operations in the Separate Account) through December 31, 2020.

(h)	For the period May 1, 2020 (commencement of operations in the Separate Account) through December 31, 2020.

For Premium based M&E Charge Policies:

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
(Accumulation unit value in dollars and number of accumulation units in thousands)

MainStay VP Balanced – Service Class
2020	12.49	13.44	2,898
2019	10.73	12.49	2,716
2018	11.61	10.73	2,303
2017	10.58	11.61	1,792
2016	9.62	10.58	697
2015	10.00	9.62	171
MainStay VP Bond – Service Class
2020	11.40	12.27	9,853
2019	10.47	11.40	6,573
2018	10.60	10.47	2,961
2017	10.23	10.60	1,282
2016	9.91	10.23	687
2015	10.00	9.91	189
MainStay VP CBRE Global Infrastructure – Service Class
2020	7.87	6.85	786
2019	7.49	7.87	674
2018	10.39	7.49	579
2017	9.65	10.39	473
2016	7.51	9.65	282
2015	10.00	7.51	46
MainStay VP Conservative Allocation – Service Class
2020	12.01	13.21	3,812
2019	10.49	12.01	3,353
2018	11.24	10.49	2,749
2017	10.17	11.24	2,056
2016	9.58	10.17	1,204
2015	10.00	9.58	592
MainStay VP Epoch U.S. Equity Yield – Service Class
2020	13.58	13.55	2,908
2019	10.97	13.58	2,342
2018	11.60	10.97	1,807
2017	9.80	11.60	1,397
2016	9.37	9.80	794
2015	10.00	9.37	287
MainStay VP Equity Allocation – Service Class
2020	13.14	15.08	10,902
2019	10.58	13.14	11,654
2018	12.15	10.58	12,405
2017	9.93	12.15	9,756
2016	9.26	9.93	5,103
2015	10.00	9.26	1,525
MainStay VP Fidelity Institutional AM® Utilities – Service Class
2020	13.03	12.95	6,545
2019	10.60	13.03	6,158
2018	10.54	10.60	5,822
2017	9.21	10.54	4,982
2016	8.29	9.21	2,491
2015	10.00	8.29	758
MainStay VP Floating Rate – Service Class
2020	11.77	12.03	5,448
2019	10.88	11.77	5,189

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2018	10.92	10.88	4,294
2017	10.53	10.92	2,376
2016	9.73	10.53	998
2015	10.00	9.73	296
MainStay VP Growth Allocation – Service Class
2020	12.84	14.46	9,741
2019	10.60	12.84	10,427
2018	11.90	10.60	10,982
2017	10.06	11.90	8,305
2016	9.37	10.06	4,222
2015	10.00	9.37	1,209
MainStay VP Income Builder – Service Class
2020	12.74	13.72	6,579
2019	10.82	12.74	4,468
2018	11.44	10.82	3,371
2017	10.19	11.44	2,646
2016	9.35	10.19	1,079
2015	10.00	9.35	296
MainStay VP IQ Hedge Multi-Strategy – Service Class
2020	8.99	9.45	5,869
2019	8.30	8.99	6,082
2018	8.94	8.30	6,260
2017	8.99	8.94	4,871
2016	9.00	8.99	2,192
2015	10.00	9.00	540
MainStay VP Janus Henderson Balanced – Service Class
2020	14.84	16.92	11,782
2019	12.10	14.84	8,389
2018	12.08	12.10	5,974
2017	10.23	12.08	3,707
2016	9.80	10.23	1,532
2015	10.00	9.80	339
MainStay VP MacKay Convertible – Service Class
2020	14.03	19.04	8,925
2019	11.48	14.03	7,383
2018	11.78	11.48	5,301
2017	10.55	11.78	2,923
2016	9.43	10.55	964
2015	10.00	9.43	346
MainStay VP MacKay Government – Service Class
2020	10.70	11.21	5,538
2019	10.18	10.70	3,180
2018	10.21	10.18	1,319
2017	10.02	10.21	499
2016	9.94	10.02	313
2015	10.00	9.94	94
MainStay VP MacKay High Yield Corporate Bond – Service Class
2020	12.95	13.62	32,397
2019	11.47	12.95	24,510
2018	11.67	11.47	17,576
2017	10.95	11.67	12,843
2016	9.44	10.95	5,726
2015	10.00	9.44	1,498
MainStay VP MacKay International Equity – Service Class
2020	13.54	16.32	3,434

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2019	10.88	13.54	3,104
2018	12.33	10.88	2,096
2017	9.32	12.33	1,219
2016	9.83	9.32	405
2015	10.00	9.83	106
MainStay VP MacKay S&P 500 Index – Service Class
2020	16.50	19.46	21,080
2019	12.60	16.50	16,754
2018	13.23	12.60	11,142
2017	10.92	13.23	6,809
2016	9.80	10.92	2,604
2015	10.00	9.80	465
MainStay VP MacKay Strategic Bond – Service Class
2020	11.27	11.93	13,067
2019	10.55	11.27	12,384
2018	10.71	10.55	12,386
2017	10.24	10.71	10,063
2016	9.55	10.24	4,857
2015	10.00	9.55	1,373
MainStay VP Moderate Allocation – Service Class
2020	12.48	13.89	6,523
2019	10.57	12.48	6,546
2018	11.57	10.57	6,580
2017	10.09	11.57	4,683
2016	9.51	10.09	2,149
2015	10.00	9.51	648
MainStay VP Natural Resources – Initial Class
2020	7.20	7.69	2,166
2019	6.17	7.20	1,950
2018	8.65	6.17	1,680
2017	8.71	8.65	1,306
2016	6.07	8.71	640
2015	10.00	6.07	185
MainStay VP PIMCO Real Return – Service Class
2020	10.93	12.18	6,548
2019	10.06	10.93	4,786
2018	10.35	10.06	2,490
2017	10.03	10.35	1,166
2016	9.55	10.03	485
2015	10.00	9.55	105
MainStay VP Small Cap Growth – Service Class
2020	14.79	20.73	1,474
2019	11.81	14.79	1,434
2018	12.99	11.81	1,138
2017	10.60	12.99	675
2016	9.66	10.60	231
2015	10.00	9.66	70
MainStay VP U.S. Government Money Market – Initial Class
2020	10.37	10.39	8,722
2019	10.19	10.37	2,456
2018	10.05	10.19	1,788
2017	10.00	10.05	936
2016	10.00	10.00	1,121
2015	10.00	10.00	337
MainStay VP Wellington Mid Cap – Service Class

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2020	13.23	14.68	7,759
2019	10.79	13.23	6,255
2018	12.29	10.79	3,552
2017	10.34	12.29	1,997
2016	9.32	10.34	904
2015	10.00	9.32	283
MainStay VP Wellington Small Cap – Service Class
2020	13.45	14.79	2,697
2019	11.45	13.45	2,501
2018	13.52	11.45	896
2017	11.89	13.52	659
2016(a)	10.00	11.89	360
MainStay VP Wellington U.S. Equity – Service Class
2020	15.42	17.77	2,714
2019	12.25	15.42	2,774
2018	13.04	12.25	2,714
2017	10.64	13.04	2,173
2016	9.78	10.64	884
2015	10.00	9.78	151
MainStay VP Winslow Large Cap Growth – Service Class
2020	18.13	24.81	8,639
2019	13.60	18.13	6,987
2018	13.17	13.60	5,171
2017	9.97	13.17	3,308
2016	10.23	9.97	1,551
2015	10.00	10.23	433
American Funds IS Asset Allocation Fund – Class 4
2020	11.59	13.00	5,475
2019	9.58	11.59	2,380
2018(d)	10.00	9.58	750
American Funds IS Global Small Capitalization Fund – Class 4
2020	13.91	18.00	1,039
2019	10.60	13.91	980
2018	11.88	10.60	765
2017	9.46	11.88	433
2016	9.29	9.46	161
2015	10.00	9.29	54
American Funds IS Growth Fund – Class 4
2020	13.28	20.14	3,309
2019	10.18	13.28	2,146
2018	10.23	10.18	1,066
2017(c)	10.00	10.23	56
American Funds IS New World Fund® – Class 4
2020	13.67	16.86	6,045
2019	10.61	13.67	5,467
2018	12.38	10.61	4,112
2017	9.59	12.38	2,192
2016	9.13	9.59	1,121
2015	10.00	9.13	331
American Funds IS Washington Mutual Investors Fund – Class 4
2020	11.70	12.69	8,187
2019	9.67	11.70	5,608
2018	10.61	9.67	2,159
2017(c)	10.00	10.61	53
BlackRock® Global Allocation V.I. Fund – Class III

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2020	12.12	14.63	3,749
2019	10.29	12.12	3,710
2018	11.14	10.29	3,662
2017	9.79	11.14	2,641
2016	9.43	9.79	1,094
2015	10.00	9.43	298
BlackRock® High Yield V.I. Fund – Class III
2020	12.54	13.42	5,803
2019	10.92	12.54	3,870
2018	11.24	10.92	2,479
2017	10.50	11.24	1,637
2016	9.30	10.50	744
2015	10.00	9.30	223
BNY Mellon IP Technology Growth Portfolio – Service Shares
2020	18.57	31.48	3,884
2019	14.79	18.57	3,516
2018	14.98	14.79	2,755
2017	10.52	14.98	1,638
2016	10.08	10.52	558
2015	10.00	10.08	152
ClearBridge Variable Appreciation Portfolio – Class II
2020	14.19	16.24	2,375
2019	10.95	14.19	1,557
2018	11.18	10.95	543
2017(b)	10.00	11.18	26
Columbia Variable Portfolio – Commodity Strategy Fund – Class 2
2020	8.05	7.92	436
2019	7.47	8.05	370
2018	8.70	7.47	265
2017	8.55	8.70	217
2016	7.61	8.55	100
2015	10.00	7.61	9
Columbia Variable Portfolio – Emerging Markets Bond Fund – Class 2
2020	12.24	13.11	5,679
2019	10.92	12.24	4,296
2018	11.79	10.92	2,296
2017	10.55	11.79	993
2016	9.50	10.55	287
2015	10.00	9.50	18
Columbia Variable Portfolio – Small Cap Value Fund – Class 2
2020	13.81	14.99	1,344
2019	11.41	13.81	1,266
2018	13.95	11.41	1,035
2017	12.24	13.95	762
2016	9.22	12.24	422
2015	10.00	9.22	97
Delaware VIP® Small Cap Value Series – Service Class
2020	11.04	10.80	1,111
2019	8.65	11.04	556
2018	10.41	8.65	214
2017(c)	10.00	10.41	13
DWS Alternative Asset Allocation VIP – Class B
2020	11.24	11.84	11,154
2019	9.83	11.24	8,269
2018	10.84	9.83	4,246

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2017	10.13	10.84	1,655
2016(a)	10.00	10.13	431
Fidelity® VIP Bond Index Portfolio – Service Class 2
2020(g)	10.00	10.00	5,873
Fidelity® VIP ContrafundSM Portfolio – Service Class 2
2020	15.52	20.21	12,835
2019	11.82	15.52	13,533
2018	12.66	11.82	12,919
2017	10.42	12.66	9,887
2016	9.67	10.42	5,144
2015	10.00	9.67	1,483
Fidelity® VIP Emerging Markets Portfolio – Service Class 2
2020	10.75	14.06	1,207
2019	8.32	10.75	910
2018(d)	10.00	8.32	327
Fidelity® VIP Equity-Income PortfolioSM – Service Class 2
2020	14.35	15.27	5,974
2019	11.29	14.35	4,115
2018	12.34	11.29	2,047
2017	10.95	12.34	1,026
2016	9.31	10.95	460
2015	10.00	9.31	66
Fidelity® VIP FundsManager® 60% Portfolio – Service Class
2020	10.87	12.51	643
2019(f)	10.00	10.87	253
Fidelity® VIP Growth Opportunities Portfolio – Service Class 2
2020	21.23	35.71	5,391
2019	15.11	21.23	3,540
2018	13.47	15.11	2,195
2017	10.04	13.47	1,160
2016	10.03	10.04	461
2015	10.00	10.03	180
Fidelity® VIP Health Care Portfolio – Service Class 2
2020	12.27	14.88	2,605
2019(f)	10.00	12.27	491
Fidelity® VIP International Index Portfolio – Service Class 2
2020	10.77	11.88	307
2019(f)	10.00	10.77	145
Fidelity® VIP Mid Cap Portfolio – Service Class 2
2020	13.30	15.68	3,450
2019	10.80	13.30	3,206
2018	12.67	10.80	2,599
2017	10.51	12.67	1,779
2016	9.39	10.51	785
2015	10.00	9.39	251
Franklin Templeton Aggressive Model Portfolio – Class II
2020(h)	10.00	12.99	1,895
Franklin Templeton Moderately Aggressive Model Portfolio – Class II
2020(h)	10.00	12.42	7,421
Franklin Templeton Moderate Model Portfolio – Class II
2020(h)	10.00	11.86	8,024
Franklin Templeton Moderately Conservative Model Portfolio – Class II
2020(h)	10.00	11.54	2,961
Franklin Templeton Conservative Model Portfolio – Class II
2020(h)	10.00	11.02	1,364

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
Invesco V.I. International Growth Fund – Series II Shares
2020	11.96	13.60	3,661
2019	9.33	11.96	3,838
2018	11.00	9.33	4,099
2017	8.96	11.00	2,926
2016	9.03	8.96	1,497
2015	10.00	9.03	386
Invesco V.I. Main Street Small Cap Fund® – Series II Shares
2020(h)	10.00	15.46	59
Janus Henderson Enterprise Portfolio – Service Shares
2020	13.72	16.35	3,580
2019	10.15	13.72	1,829
2018	10.22	10.15	783
2017(c)	10.00	10.22	68
Janus Henderson Global Research Portfolio – Service Shares
2020	14.00	16.77	1,723
2019	10.88	14.00	1,377
2018	11.70	10.88	820
2017	9.24	11.70	574
2016	9.07	9.24	275
2015	10.00	9.07	80
MFS® International Intrinsic Value Portfolio – Service Class
2020	12.99	15.61	4,384
2019	10.34	12.99	3,141
2018	11.45	10.34	1,392
2017(b)	10.00	11.45	125
MFS® Investors Trust Series – Service Class
2020	16.09	18.28	6,106
2019	12.26	16.09	5,441
2018	13.00	12.26	4,023
2017	10.57	13.00	2,349
2016	9.76	10.57	1,008
2015	10.00	9.76	219
MFS® Mid Cap Value Portfolio – Service Class
2020(h)	10.00	13.75	832
MFS® Research Series – Service Class
2020	16.46	19.14	3,839
2019	12.41	16.46	2,915
2018	13.01	12.41	1,319
2017	10.57	13.01	380
2016	9.75	10.57	133
2015	10.00	9.75	25
Morgan Stanley VIF U.S. Real Estate Portfolio – Class II
2020	12.24	10.15	2,169
2019	10.32	12.24	1,627
2018	11.21	10.32	1,398
2017	10.90	11.21	1,312
2016	10.23	10.90	719
2015	10.00	10.23	186
Neuberger Berman AMT Mid Cap Growth Portfolio – Class S
2020	15.15	21.17	3,589
2019	11.44	15.15	3,634
2018	12.24	11.44	3,450
2017	9.83	12.24	2,666
2016	9.43	9.83	1,351

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2015	10.00	9.43	401
PIMCO VIT Income Portfolio – Advisor Class
2020(h)	10.00	11.23	220
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) – Advisor Class
2020	11.79	12.43	7,788
2019	11.03	11.79	6,892
2018	10.81	11.03	6,123
2017	10.53	10.81	4,836
2016	9.90	10.53	2,602
2015	10.00	9.90	878
PIMCO VIT Low Duration Portfolio – Advisor Class
2020	10.61	10.92	3,506
2019	10.21	10.61	2,485
2018	10.19	10.21	2,175
2017	10.06	10.19	1,517
2016(a)	10.00	10.06	448
PIMCO VIT Total Return Portfolio – Advisor Class
2020	11.45	12.43	16,786
2019	10.58	11.45	11,284
2018	10.65	10.58	7,751
2017	10.16	10.65	5,084
2016	9.90	10.16	2,487
2015	10.00	9.90	744

(a)	For the period May 1, 2016 (commencement of operations in the Separate Account) through December 31, 2016.

(b)	For the period May 1, 2017 (commencement of operations in the Separate Account) through December 31, 2017.

(c)	For the period November 13, 2017 (commencement of operations in the Separate Account) through December 31, 2017.

(d)	For the period May 1, 2018 (commencement of operations in the Separate Account) through December 31, 2018.

(e)	On November 30, 2018, MainStay VP Absolute Return Multi-Strategy merged into MainStay VP IQ Hedge Multi-Strategy.

(f)	For the period May 1, 2019 (commencement of operations in the Separate Account) through December 31, 2019.

(g)	For the period November 23, 2020 (commencement of operations in the Separate Account) through December 31, 2020.

(h)	For the period May 1, 2020 (commencement of operations in the Separate Account) through December 31, 2020.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION AND THE SEPARATE ACCOUNT

New York Life Insurance and Annuity Corporation

New York Life Insurance and Annuity Corporation (“NYLIAC”) is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in this Prospectus, NYLIAC offers life insurance policies and other annuities.

NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company, a mutual life insurance company doing business in New York since 1845. NYLIAC held assets of $174.5 billion at the end of 2020. New York Life Insurance Company has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements. The obligations under the policies are obligations of NYLIAC.

The Separate Account

Separate Account-III was established on November 30, 1994 and Separate Account-IV was established on June 10, 2003, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Accounts are registered as unit investment trusts with the Securities and Exchange Commission under the Investment Company Act of 1940. This registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the Separate Accounts.

Although the assets of the Separate Accounts belong to NYLIAC, these assets are held separately from our other assets. The Separate Accounts’ assets are not chargeable with liabilities incurred in any of NYLIAC’s other business operations (except to the extent that assets in the Separate Accounts exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses incurred on the assets of the Separate Accounts are credited to or charged against the assets of the Separate Accounts without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Accounts is entirely independent of the investment performance of the Fixed Account, the DCA Advantage Account and any other separate account of NYLIAC.

Separate Account III currently consists of 98 Investment Divisions, some of which may not be available under your policy. Separate Account IV currently consists of 74 Investment Divisions, some of which may not be available under your policy. The available Investment Divisions are listed on the first and second page of this Prospectus. Premium payments allocated to the Investment Divisions are invested solely in the corresponding Eligible Portfolios of the relevant Fund.

The Portfolios

The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this Prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but the investment performance may not be the same.

We offer no assurance that any of the Eligible Portfolios will attain their respective stated objectives.

The Funds also may make their shares available to certain other separate accounts funding variable life insurance policies offered by NYLIAC. This is called “mixed funding.” The Funds also may make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called “shared funding.” Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various policies participating in a certain Fund might at some time be in conflict. In the event that any material conflicts arise from the use of the Funds for mixed and shared funding, we could be required to withdraw from an Eligible Portfolio. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the Mainstay VP Funds Trust and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund’s investment adviser, or its distributor.

We may receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution, and other services we provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Fund and deducted from Fund assets and/or from “Rule 12b-1” fees charged by the Fund and deducted from Fund assets. These payments are also a factor in our selection of Funds and Eligible Portfolios. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing, and administering the policies, and in its role as an intermediary of the Funds. Policyowners, through their indirect investment in the Funds, bear the costs of these fees.

The amounts we receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, we receive payments or revenue under various arrangements in amounts up to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts up to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

Asset Allocation Models

The Asset Allocation Model program was discontinued as of May 1, 2020. As of May 1, 2020, you may not select an Asset Allocation Model or transfer from one Asset Allocation Model to another Asset Allocation Model. If any portion of your Accumulation Value is currently allocated to an Asset Allocation Model, you may continue to allocate all or a portion of your premium payments to such model. We will not reallocate your Accumulation Value or change your premium allocation instructions in response to these changes unless you direct us to do so. If, however, you transfer your entire allocation out of an Asset Allocation Model, you will not be able to transfer back into that model or transfer to any other Asset Allocation Model.

Information for Policyholders Currently Allocated to an Asset Allocation Model

Each Asset Allocation Model was designed to seek to achieve a different investment objective. The Asset Allocation Models are general in nature and are not tailored or personalized for you. The Asset Allocation Models are static but gains and/or losses from the Funds in a model will cause the model’s original percentages to shift. However, amounts allocated to a model will be rebalanced to reflect the model’s original percentages using the policy’s Automatic Asset Rebalancing (“AAR”) feature, unless you opted not to have AAR applied to your policy. (See “THE POLICIES—Automatic Asset Rebalancing” for more information.) If you purchased the IPR, and have opted to allocate your premium payments to one of the available Asset Allocation Models, you cannot opt out of rebalancing, and your allocations to an Asset Allocation Model will be rebalanced quarterly to reflect the model’s original percentages.

In addition, the Investment Divisions and allocation percentages for your model could change due to events such as mergers, substitutions, liquidations or closures. We will notify you in writing of any such events and seek your instructions on how you want your Accumulation Value or premium payments reallocated.

If you wish to keep your policy’s Accumulation Value allocated to an Asset Allocation Model, you should consult with your registered representative, who can help you evaluate whether it continues to be suitable and appropriate for you in light of your financial situation, risk tolerance, time horizon and investment objectives. While the Asset Allocation Models can facilitate asset allocation discussions and decisions between you and your registered representative, we have no discretionary authority or control over your investment decisions.

Rebalancing or periodic updating of Asset Allocation Models can cause the Investment Divisions that make up a model to need to undertake efforts to raise cash for money flowing out of the Funds or vice versa. In order to raise cash, those Funds may need to sell assets at prices lower than otherwise expected, which can hurt Fund share prices. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These transactions and expenses can adversely affect the performance of the relevant Funds and of the Asset Allocation Models. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular Fund, see that Fund’s prospectus.

Asset allocation does not guarantee that your Accumulation Value will increase or protect against losses in a declining market. Tools used to assess your risk tolerance, such as the Client Profile, could be less effective if your circumstances change over time. In addition, an Asset Allocation Model may not perform as intended. Therefore, it may not achieve its investment objective or reduce volatility. When considering whether to remain in an Asset Allocation Model, you should consider your other assets, income and investments in addition to this policy. An Asset Allocation Model may perform better or worse than any single investment option or any other combination of investment options. In addition, the timing of your investment and any rebalancing may affect performance. For additional information regarding the risks of investing in a particular Fund within the Asset Allocation Model, see that Fund’s prospectus.

Conflicts of Interest Relating to the Asset Allocation Models

The most recent Asset Allocation Models were designed on our behalf by an unaffiliated third-party investment adviser, Legg Mason Partners Fund Advisor, LLC (“LMPFA”), an indirect wholly-owned, independently operated, subsidiary of Franklin Resources, Inc.. LMPFA’s affiliated subadviser, QS Investors, LLC (“QS”) selected the initial composition of each Model Portfolio. The models are referred to herein as the “QS Models”. Earlier versions of the models were designed by New York Life Investment Management LLC, an affiliate of NYLIAC and the Investment Advisor to the MainStay VP Funds Trust (the “NYL Models”). You can get information about each of the Asset Allocation Models by contacting your registered representative.

QS received a fee from NYLIAC to design the QS Models. While the QS Models were designed to offer you a convenient way to work with your registered representative in making allocation decisions, you should be aware that QS was subject to competing interests that may have influenced its design of the QS Models. For example, because affiliates of QS advise the Franklin Resources, Inc. Trust (the “Franklin Trust”), QS Investors and the Franklin Trust may have benefited from including the ClearBridge Variable Appreciation Investment Division in one or more of the QS Models. Payments from NYLIAC to LMPFA and QS to design the QS Models may have also influenced QS in its selection of Investment Divisions affiliated with NYLIAC for inclusion in the models. QS considered many factors in selecting Investment Divisions for the QS Models, including, but not limited to, risk and return profile, prior investment performance and underlying fund fees.

New York Life Investment Management LLC (“New York Life Investments”) was also subject to competing interests that impacted the composition of the QS Models as well as its design of the NYL Models. For example, because New York Life Investments receives fees for advising the MainStay VP Funds Trust, it benefits from the inclusion of a significant percentage of these Investment Divisions in the QS Models and NYL Models. MainStay VP Investment Divisions represent such a significant percentage of the QS Models and the NYL Models because they constitute the majority of Investment Divisions offered with the policy and are prevalent among the low- and moderate-risk Investment Divisions that make up those models.

In addition, New York Life Investments may not have included certain non-proprietary Investment Divisions in the NYL Models because their investment profile (e.g., sector-specific concentration or shifting asset composition) was determined to be incompatible with the risk and return profile of those models. Finally, New York Life Investments may have included Investment Divisions in a NYL Model based on asset class exposure and they may have also been selected over Investment Divisions with better past investment performance or lower fees.

As noted above, we receive payments or compensation from the Funds or their Investment Advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to the Eligible Portfolios and their availability through the policies. The amount of this revenue and how it is computed varies by Fund, may be significant, and may create conflicts of interest in the design of the QS Models and the NYL Models.

The Eligible Portfolios of the relevant Funds, along with their investment advisers, are listed in the following table:

FUND	INVESTMENT ADVISERS	ELIGIBLE PORTFOLIOS
MainStay VP Funds Trust	New York Life Investment Management LLC	MainStay VP Conservative Allocation MainStay VP Equity Allocation MainStay VP Growth Allocation MainStay VP Moderate Allocation

	Subadviser: New York Life Investors LLC (“NYL Investors”)	MainSt ay VP Bond MainStay VP Floating Rate MainStay VP U.S. Government Money Market

	Subadvisers: IndexIQ Advisors LLC	MainStay VP IQ Hedge Multi-Strategy

	Subadvisers: NYL Investors and Wellington Management Company LLP	MainStay VP Balanced

Subadviser: MacKay Shields LLC (“MacKay”)

MainStay VP MacKay Convertible

MainStay VP MacKay Government

MainStay VP MacKay High Yield Corporate Bond

MainStay VP MacKay International Equity

MainStay VP MacKay S&P 500 Index

MainStay VP MacKay Strategic Bond

	Subadvisers: Brown Advisory, LLC and Segall Bryant & Hamill, LLC	MainStay VP Small Cap Growth

	Subadviser: CBRE Clarion Securities, LLC	MainStay VP CBRE Global Infrastructure

	Subadviser: Epoch Investment Partners, Inc. (“Epoch”)	MainStay VP Epoch U.S. Equity Yield

	Subadviser: Janus Capital Management LLC	MainStay VP Janus Henderson Balanced

	Subadviser: FIAM LLC (“FIAM”)	MainStay VP Fidelity Institutional AM® Utilities

	Subadviser: Pacific Investment Management Company LLC	MainStay VP PIMCO Real Return

	Subadviser: Mellon Investments Corporation	MainStay VP Natural Resources

	Subadviser: Wellington Management Company LLP	MainStay VP Wellington Mid Cap MainStay VP Wellington Small Cap MainStay VP Wellington U.S. Equity

	Subadviser: Winslow Capital Management, Inc.	MainStay VP Winslow Large Cap Growth

	Subadvisers: Epoch and MacKay	MainStay VP Income Builder
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Invesco Advisers, Inc.	Invesco V.I. International Growth Fund Invesco V.I. Main Street Small Cap Fund®
American Funds Insurance Series®	Capital Research and Management CompanySM (“CRMC”)

American Funds IS Asset Allocation Fund

American Funds IS Global Small Capitalization Fund

American Funds IS Growth Fund

American Funds IS New World Fund®

American Funds IS Washington Mutual Investors Fund

FUND	INVESTMENT ADVISERS	ELIGIBLE PORTFOLIOS
BlackRock® Variable Series Funds, Inc. BlackRock® Variable Series Funds II, Inc.	BlackRock Advisors, LLC Subadviser: BlackRock International Limited	BlackRock® Global Allocation V.I. Fund BlackRock® High Yield V.I. Fund
BNY Mellon Investment Portfolios	BNY Mellon Investment Adviser, Inc.	BNY Mellon IP Technology Growth Portfolio
Columbia Funds Variable Series Trust II Columbia Funds Variable Insurance Trust	Columbia Management Investment Advisers, LLC Commodity Strategy Subadviser: Threadneedle International Limited	Columbia Variable Portfolio — Commodity Strategy Fund Columbia Variable Portfolio — Emerging Markets Bond Fund Columbia Variable Portfolio — Small Cap Value Fund
Delaware VIP® Trust	Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)	Delaware VIP® Small Cap Value Series
Deutsche DWS Variable Series II	Deutsche Investment Management Americas Inc. Subadviser: RREEF America LLC	DWS Alternative Asset Allocation VIP
Fidelity® Variable Insurance Products Fund	Fidelity Management and Research Company (“FMR”) Subadvisers: Other investment advisers

Fidelity® VIP Bond Index Portfolio

Fidelity® VIP ContrafundSM Portfolio
Fidelity® VIP Emerging Markets Portfolio
Fidelity® VIP Equity-Income PortfolioSM

Fidelity® VIP FundsManager® 60% Portfolio
Fidelity® VIP Growth Opportunities Portfolio

Fidelity® VIP Health Care Portfolio
Fidelity® VIP International Index Portfolio
Fidelity® VIP Mid Cap Portfolio

Legg Mason Partners Variable Equity Trust	Legg Mason Partners Fund Advisor, LLC Subadviser: ClearBridge Investments, LLC Subadviser: QS Investors, LLC

ClearBridge Variable Appreciation Portfolio

Franklin Templeton Aggressive Model Portfolio

Franklin Templeton Moderately Aggressive Model Portfolio

Franklin Templeton Moderate Model Portfolio

Franklin Templeton Moderately Conservative Model Portfolio

Franklin Templeton Conservative Model Portfolio

Janus Aspen Series	Janus Capital Management LLC	Janus Henderson Enterprise Portfolio Janus Henderson Global Research Portfolio
MFS® Variable Insurance Trust MFS® Variable Insurance Trust II MFS® Variable Insurance Trust III	Massachusetts Financial Services Company (“MFS”)	MFS® Investors Trust Series MFS® Research Series MFS® International Intrinsic Value Portfolio MFS® Mid Cap Value Portfolio
Morgan Stanley Variable Insurance Fund, Inc.	Morgan Stanley Investment Management Inc.	Morgan Stanley VIF U.S. Real Estate Portfolio
Neuberger Berman Advisers Management Trust	Neuberger Berman Investment Advisers LLC	Neuberger Berman AMT Mid Cap Growth Portfolio
PIMCO Variable Insurance Trust	Pacific Investment Management Company LLC (“PIMCO”)	PIMCO VIT Income Portfolio PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) PIMCO VIT Low Duration Portfolio PIMCO VIT Total Return Portfolio

Please refer to the accompanying prospectuses of the respective Funds for a complete description of the Funds, the investment advisers, the sub-advisers, and the Portfolios. The Funds’ prospectuses should be read carefully before any decision is made concerning the allocation of premium payments to an Investment Division corresponding to an Eligible Portfolio.

NYLIAC does not provide investment advice and does not recommend or endorse any Eligible Portfolio or Portfolios. NYLIAC is not responsible for choosing the Investment Divisions or the amounts allocated to each. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you have chosen.

You should consult with your registered representative to determine which combination of investment options is most appropriate for you, and periodically review your choices.

Certain portfolios, generally referred to as “funds of funds” or “master-feeder arrangements,” may invest all or substantially all their assets in portfolios of other funds. In such case, you will indirectly pay fees and expenses at both portfolio levels, which would reduce your investment return.

Hedging strategies may be employed by certain portfolios to attempt to provide downside protection during sharp downward movements in equity markets. The cost of these strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.

So-called “alternative” investment strategies may also be used by certain portfolios, which may involve non-traditional asset classes. These alternative investment strategies may be riskier than more traditional investment strategies and may involve leverage or use complex hedging techniques, such as options and derivatives. These may offer potential diversification benefits beyond traditional investment strategies.

Investment decisions should be based on a thorough investigation of all the information regarding the Eligible Portfolios that are available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund’s website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Investment Divisions or an available Asset Allocation Model for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

Money Market Fund Fees and Gates

The SEC has adopted rules that provide that all money market funds can impose liquidity fees and/or suspend redemptions under certain circumstances. The liquidity fees can be up to 2% of the amount redeemed, and the suspensions of redemptions (redemption “gates”) can last for ten (10) business days. Money market funds can impose these fees and gates (which could be applied to all policy transfers, surrenders, withdrawals and benefit payments from that portfolio) based on the liquidity of the fund’s assets and other factors.

All types of money market funds can impose these fees and gates, but government money market funds (that invest at least 99.5% of their assets in cash, U.S. government securities and/or repurchase agreements that are secured by cash or government securities) are less likely to impose fees and gates. Nevertheless, there remains a possibility that a government money market fund such as the MainStay VP U.S. Government Money Market Portfolio could impose such fees and gates, which could be applied to all policy transfers, surrenders, withdrawals and benefit payments from the portfolio.

The Franklin Templeton Model Portfolios—Conflicts of Interest

The Franklin Templeton Model Portfolio Funds (the “Model Portfolios”) were created on our behalf by an unaffiliated third-party investment manager, Legg Mason Partners Fund Advisor, LLC (“LMPFA”). LMPFA is an indirect wholly-owned, independently operated, subsidiary of Franklin Resources, Inc., for the exclusive use of NYLIAC’s variable annuity and variable life insurance policyholders. Each Model Portfolio, itself an Eligible Portfolio, will actively invest in multiple other funds of various asset classes and strategies (the “Underlying Funds”), to seek to achieve a different investment objective depending on the risk tolerance for the particular Model Portfolio.

The Underlying Funds available to the Model Portfolios for investment are comprised primarily of the initial class or similar shares of the Eligible Portfolios available under your policy (except for (i) Eligible Portfolios that are themselves, funds of funds, and (ii) Eligible Portfolios that did not agree to sell their shares to the Model Portfolios), however the Model Portfolios may also invest in noninsurance-dedicated mutual funds and ETFs.

LMPFA’s affiliated subadviser, QS Investors (“QS”) selected the initial composition of each Model Portfolio. Thereafter, QS will manage the Model Portfolios, evaluating assets on a frequent basis and making changes to the investments of the Model Portfolios as deemed necessary. To the extent that NYLIAC adds, deletes, closes or substitutes the Eligible Portfolios available under your policy, the composition of the Underlying Funds available to the Model Portfolios for investment will likewise change. LMPFA and QS have sole discretion relating to investment by the Model Portfolios in the Underlying Funds. Neither NYLIAC, nor its parent company, affiliates or subsidiaries have input into the investment decisions of LMPFA and/or QS. For additional information regarding the risks of investing in a Model Portfolio, see that Model Portfolio’s prospectus.

For providing certain administrative support to LMPFA and QS, Legg Mason Investor Services, LLC, the distributor of the Model Portfolios, compensates NYLIAC based on the aggregate net asset value of the shares of the Model Portfolios held by the Separate Account and other NYLIAC separate accounts (the “NYLIAC Separate Accounts”). NYLIAC also receives Rule 12b-1 fees, which are deducted from the assets of certain share classes of the Model Portfolios. For administrative services that NYLIAC performs with respect to NYLIAC Separate Account assets invested in the Model Portfolios and allocated to the Underlying Funds, NYLIAC receives compensation from the Underlying Funds or their investment advisers, or from other service providers of the Underlying Funds based on the aggregate net asset value of the Underlying Fund shares held by the Model Portfolios and attributable to investment by the NYLIAC Separate Accounts. The fees paid by the Underlying Funds for such services are paid at the same annual rate and fee schedule as the fees paid by the Underlying Funds for administrative services with respect to net assets of the Eligible Portfolios held directly by the NYLIAC Separate Accounts. See “NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION AND THE SEPARATE ACCOUNT—The Portfolios” for more information about these payments.

These payments are a factor in our selection of the Eligible Portfolios, which in turn, are available to the Model Portfolios for investment. Policyowners, through their direct investment in the Model Portfolios and their indirect investment in the Underlying Funds, bear the costs of these fees. However, only LMPFA and QS will determine the portion of the Model Portfolios’ assets, if any, that are invested in particular Underlying Funds. LMPFA and QS receive no payments from the Underlying Funds in connection with an investment by the Model Portfolios (except to the extent described below), nor do they know the terms of the payment arrangements (if any) between the Underlying Funds and NYLIAC.

LMPFA and QS are also subject to competing interests that may influence their investment decisions with respect to the Model Portfolios. For example, LMPFA is the investment manager for both the Model Portfolios and for the ClearBridge Variable Appreciation Portfolio, one of the available Underlying Funds, and receives a management fee from that fund. LMPFA and QS, therefore, have an incentive to allocate a greater portion of a Model Portfolio’s assets to the ClearBridge Variable Appreciation Portfolio rather than to unaffiliated funds.

As noted above, we receive payments or compensation from the Underlying Funds or their Investment Advisers, or from other service providers of the Underlying Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to such Underlying Fund and their availability through the Model Portfolios. The amount of this revenue and how it is computed varies by each Underlying Fund, may be significant, and may create conflicts of interest in the selection of the Eligible Portfolios that are available to the Model Portfolios for investment.

Additions, Deletions, or Substitutions of Investments

NYLIAC retains the right, subject to any applicable law, (including any required regulatory approval) to make additions to, deletions from, or substitutions for, the Eligible Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Eligible Portfolios and to substitute shares of another portfolio of a Fund, or of another registered open-end management investment company. We may do this if the shares of the Eligible Portfolios are no longer available for investment or if we believe investment in any Eligible Portfolio would become inappropriate in view of the purposes of the Separate Account, which is to serve as the funding vehicle for the Policy and certain other variable annuity policies issued by NYLIAC. An investment in an Eligible Portfolio could become inappropriate if, for example, that Eligible Portfolio performs poorly, undergoes a significant management change, or changes its investment objective or investment policies such that they are no longer consistent with the purposes of the policies funded by the Separate Account.

To the extent required by law, we will not make substitutions of shares attributable to your interest in an Investment Division until you have been notified of the change. This does not prevent the Separate Account from purchasing other securities for other series or classes of policies, or from processing a conversion between series or classes of policies on the basis of requests made by policyowners.

We may establish new Investment Divisions when we determine, in our sole discretion, that marketing, tax, investment, or other conditions so warrant. We will make any new Investment Divisions available to existing policyowners on a basis we determine. We may also eliminate one or more Investment Divisions, if we determine, in our sole discretion, that marketing, tax, investment, or other conditions warrant. Please note that any such changes could affect the performance of the Asset Allocation Models or the Model Portfolios.

In the event of any substitution or change, NYLIAC may, by appropriate endorsement, change the policies to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine it with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Account as permitted by law.

Reinvestment

We automatically reinvest all dividends and capital gain distributions from Eligible Portfolios in shares of the distributing Portfolio at their net asset value on the payable date.

THE POLICIES

This is a flexible premium policy, which means additional premium payments can be made. The policy is issued on the lives of individual Annuitants.

The policies are variable. This means that the Accumulation Value will fluctuate based on the investment experience of the Investment Divisions or available Asset Allocation Model you select, as well as the interest credited on the Fixed Account Accumulation Value and the DCA Advantage Account Accumulation Value. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account or an Asset Allocation Model. We offer no assurance that the investment objectives of the Investment Divisions or an Asset Allocation Model will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account or an Asset Allocation Model are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios’ investments.

As the Owner of the policy, you have the right to (a) change a revocable Beneficiary, (b) name a new Owner (on Non-Qualified Policies only), (c) receive Income Payments, (d) name a Payee to receive Income Payments, and (e) transfer funds among the Investment Divisions. You cannot lose these rights. However, all rights of ownership cease upon your death. For Inherited IRA policies, Inherited Roth IRA policies and Inherited Non-Qualified policies, ownership changes are not permitted.

The current policyowner of a Non-Qualified Policy (other than an Inherited Non-Qualified policy) has the right to transfer ownership to another person(s) or entity.

To transfer ownership, the policyowner must complete our approved “Transfer of Ownership” form in effect at the time of the request. This change, unless otherwise specified by you, will take effect as of the date we received the form in Good Order, subject to any payment we made or action we took before we received the form. When this change takes effect, all rights of ownership in the policy will pass to the new Owner. Changing the Owner of the policy does not change an Annuitant or any Beneficiary. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that becomes the Owner of an existing policy. This means the new policyowner(s) will be required to provide their name, address, date of birth, and other identifying information. To complete a transfer of ownership, the new policyowner(s) may also be required to submit financial and suitability information.

Certain provisions of the policies may be different than the general description in this Prospectus, and certain riders and options may not be available, because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy or in riders or endorsements attached to your policy. See also “APPENDIX 3 – State Variations” for specific information that may be applicable for your state and that describes all material state variations to the policies consistent with the disclosure standards under the federal securities laws.

Qualified and Non-Qualified Policies

We designed the policies primarily for the accumulation of retirement savings, and to provide income at a future date. We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. You may purchase a Non-Qualified Policy to provide for retirement income other than through a tax-qualified plan. You may purchase a Qualified Policy for use with any one of the tax-qualified plans listed below. Other tax-qualified plan types may be made available in the future. For more information, contact your registered representative.

Section 408 or 408A Individual Retirement Annuities (IRAs), including: Roth IRAs, Inherited IRAs, Inherited Roth IRAs and SEP IRAs.

Please see “FEDERAL TAX MATTERS” for a detailed description of these plans.

If you are considering the purchase of a Qualified Policy or a Non-Qualified Policy to fund another type of tax- qualified retirement plan, such as a plan qualifying under Section 401(a) of the Code, you should be aware that the policy will fund a retirement plan that already provides tax deferral under the Code and there are fees and charges in an annuity that may not be included in other types of investments. Therefore, the tax deferral of the annuity does not provide additional benefits. However, this annuity is designed to provide certain payment guarantees and features other than tax deferral, some of which may not be available in other investments. These additional features and benefits include:

•	A guaranteed death benefit, as explained in this prospectus.

•	The option for you to receive a guaranteed stream of Income Payments for life after you have owned the policy for one year.

•	A Fixed Account that features a guaranteed fixed interest rate.

•	An optional Interest Sweep feature that automatically transfers interest earned on monies in the Fixed Account to Investment Divisions offered under the policy.

•	The flexibility to easily transfer money among Investment Divisions in the annuity managed by different investment managers and to have your investment mix automatically rebalanced periodically.

These features are explained in detail in this prospectus. You should purchase this annuity with tax-qualified money because of the additional features the annuity provides and not for the tax deferral to which the tax-qualified plan is already entitled. You should consult with your tax or legal adviser to determine if the policy is suitable for your tax qualified plan.

Policy Application and Premium Payments

To purchase a policy, you must complete an application (acceptance of applications is subject to NYLIAC’s rules and we reserve the right to reject any application). Your registered representative will submit your application along with your initial premium payment to us at our New York Life Annuities Service Center. (Initial premium payments received in connection with 1035 exchanges and rollovers must be sent to the New York Life Annuities Service Center, or one of the addresses noted in Question 17 of this prospectus.) If the application is in Good Order, we will credit the initial premium payment to the Allocation Options you have selected within two Business Days after receipt at the New York Life Annuities Service Center. (Or, in the case of initial premium payments received in connection with 1035 exchanges and rollovers at the New York Life Annuities Service Center or at one of the addresses noted in Question 17 of this Prospectus.) If we cannot credit the initial premium payment within five Business Days after we receive it because the application is not in Good Order, we will contact you and explain the reason for the delay. Unless you consent to NYLIAC’s retaining the initial premium payment and crediting it as soon as the necessary requirements are fulfilled, we will refund the initial premium payment immediately; however, if you paid the initial premium by check, we can delay that refund payment until your check has cleared.

Acceptance of applications is subject to NYLIAC’s rules. We reserve the right to reject any application or initial premium payment. Generally, only one policyowner is named. If we issue a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. Acceptance of premium payments is subject to Suitability Standards.

You may allocate premium payments in up to 18 of the Investment Divisions, some of which may not be available under your policy, one of the available Asset Allocation Models, as well as the DCA Advantage Account and the Fixed Account you have chosen immediately. If in Good Order, we will credit subsequent premium payments to the policy at the close of the Business Day on which they are received by NYLIAC. Moreover, you may increase or decrease the percentages of the premium payments (which must be in whole number percentages) allocated to each Allocation Option or the DCA Advantage Account at the time a premium payment is made.

If your application is not in Good Order, we will contact you to get the missing information. We will not issue your policy until you give us complete instructions about how to allocate your premium payment, including information about how to allocate the premium payment among the Allocation Options. We will apply any later premium payments according to the allocation instructions we have on file at the time of the premium payment.

Unless we permit otherwise, the minimum initial premium payment is $5,000. You may make additional premium payments of at least $2,500 for Qualified Policies and $5,000 for Non-Qualified Policies, or such lower amount as we may permit at any time. For policies issued to persons age 80 or younger, additional premium payments can be made until 12 months after you reach age 80. The currently available methods of payment are direct payments to NYLIAC or any other method agreed to by us. The maximum aggregate amount of premium payments we accept is $1,000,000 without prior approval from NYLIAC. NYLIAC reserves the right to limit the dollar amount of any premium payment. You must allocate a minimum of $2,000 to the DCA Advantage Account.

For Qualified Policies, you may not make premium payments in any Policy Year that exceed the amount permitted by the plan or applicable law. For Inherited IRAs, Inherited Roth IRAs and Inherited Non-Qualified policies, additional premium payments are not permitted.

While IPR is in effect, you may only make premium payments to your policy in the first Policy Year or after the IPR Holding Period End Date.

Acceptance of subsequent premium payments is subject to Suitability Standards.

Tax-Free Section 1035 Exchanges

Subject to certain restrictions, you can make a tax-free exchange under Section 1035 of the Code of all or a portion of one annuity contract, or all of a life insurance policy for an annuity contract. Section 1035 also provides that an annuity contract may be exchanged in a tax-free transaction for a long-term care insurance policy. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the Contract described in this Prospectus:

•	you might have to pay a withdrawal charge on your previous contract,

•	there will be a new surrender charge period for this Contract,

•	other charges under this Contract may be higher (or lower),

•	the benefits may be different,

•	you will no longer have access to any benefits from your previous contract (or the benefits may be different), and

•	access to your cash value following a partial exchange may be subject to tax-related limitations.

If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a 10% federal penalty tax, on the exchange. You should not exchange an existing life insurance policy or another annuity contract for this Contract unless you determine that the exchange is in your best interest. New York Life may accept electronically transmitted instructions from your registered representative or from another insurance carrier for the purpose of effecting a 1035 exchange. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Payments Returned for Insufficient Funds

If your premium payment is returned for insufficient funds, we reserve the right to reverse your allocation(s) and charge you a $20 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as result of a returned payment. If a payment is returned for insufficient funds for two consecutive periods, the privileges to pay by check or electronically will be suspended until the New York Life Annuities Service Center receives a written request to reinstate it in Good Order at one of the addresses noted in Question 15 of this prospectus, and we agree.

Your Right to Cancel (“Free Look”)

You can cancel the policy within 10 days of delivery of the policy or such longer period as required under state law. To cancel your policy, you must return it and/or provide a written request for cancellation to the New York Life Annuities Service Center at one of the addresses listed in Question 15 of this Prospectus or to the registered representative through whom you purchased it. Except where you are entitled by law to receive the total of premium payments less any prior partial withdrawals, we will promptly return the Accumulation Value, calculated as of the Business Day that either the registered representative through whom you purchased the policy or the New York Life Annuities Service Center receives the policy along with a written request for cancellation in Good Order, but without any deduction for premium taxes or a surrender charge. We will set forth the provision in your policy. See “APPENDIX 3 — STATE VARIATIONS” for more information about free look provisions in particular states.

If you are entitled to receive the total of premium payments less any prior withdrawals, but your Accumulation Value is higher than that amount as of the date your written request for cancellation is received in Good Order, we will return the Accumulation Value, calculated as set forth above and subject to the deductions noted above.

Issue Ages

To purchase a Non-Qualified Policy you must not be older than age 80 (oldest Owner, if the policy is jointly owned). The Owner, or if the policy is owned by an entity, the Annuitant must not be older than age 80 (oldest Annuitant, if the policy has joint Annuitants). For Inherited Non-Qualified policies, the Owner and the Annuitant must be the same individual.

For IRA, Roth IRA, Inherited IRA, Inherited Roth IRA and SEP plans, you must also be the Annuitant. We can issue Qualified Policies if you are between the ages of 18 and 80 (between 0-80 for Inherited IRAs and Inherited Roth IRAs).

For policies issued to persons age 80 or younger, we will accept additional premium payments until 12 months after you reach age 80, unless otherwise limited by the terms of a particular plan.

To qualify for the above referenced maximum age limits to purchase a policy, the policy application must be signed and received at the New York Life Annuities Service Center prior to the day the Owner, or if the policy is owned by an entity, the Annuitant becomes age 81. In addition, all funds must be received by the New York Life Annuities Service Center no later than 60 days from the date the Owner or Annuitant, as applicable, becomes age 81, whichever occurs first. Any funds received after such time will be returned.

Transfers

You may transfer amounts between Investment Divisions of the Separate Account, an available Asset Allocation Model, if you are already allocated to such Model, or to the Fixed Account any time prior to 30 days before the Annuity Commencement Date, although certain restrictions may apply with respect to transfers into the Fixed Account for Premium based M&E Charge policies, or if you elect the IPR. You may not make transfers into the DCA Advantage Account. Transfers made from the DCA Advantage Account to the Investment Divisions are subject to different limitations (See “THE DCA ADVANTAGE ACCOUNT”). No transfers are allowed from the DCA Advantage Account to the Fixed Account. Except in connection with transfers made pursuant to traditional Dollar Cost Averaging, Automatic Asset Rebalancing, Interest Sweep and the DCA Advantage Account, the minimum amount that you may transfer from one Investment Division to other Investment Divisions, an available Asset Allocation Model or to the Fixed Account is $500. Except for traditional Dollar Cost Averaging, Automatic Asset Rebalancing, Interest Sweep and the DCA Advantage Account, if the value of the remaining Accumulation Units in an Investment Division would be less than $500 or the Fixed Account would be less than $25 after you make a transfer, we will transfer the entire value unless NYLIAC in its discretion determines otherwise. The amount(s) transferred to other Investment Divisions must be a minimum of $25 for each Investment Division.

Currently, we do not charge for transfers under the policy. However, we reserve the right to charge up to $30 for each transfer after the first 12 in a given Policy Year, subject to any applicable state insurance law requirements. Any transfer into or out of an available Asset Allocation Model counts as one transfer. Any transfer made in connection with traditional Dollar Cost Averaging, Automatic Asset Rebalancing, Interest Sweep or the DCA Advantage Account will not count as a transfer toward the twelve transfer limit. You may make transfers from the Fixed Account to the Investment Divisions in connection with Interest Sweep and in certain other situations. (See “THE FIXED ACCOUNT.”)

You can request a transfer by any of the methods listed below. Transfer requests are subject to limitations and must be made in accordance with our established procedures. (See “Online Service at www.newyorklifeannuities.com.”)

•

submit your request in writing on a form we approve to New York Life Annuities Service Center at one of the addresses listed in Question 15 of this prospectus (or any other address we indicate to you in writing);

•	speak to a Customer Service Representative at 800-762-6212 on Business Days between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time); or

•	make your request through www.newyorklifeannuities.com.

We do not currently accept e-mailed transfer requests, however, we reserve the right to accept them at our discretion. NYLIAC is not liable for any loss, cost or expense for action based on telephone or electronic instructions which are believed to be genuine in accordance with these procedures. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time or received on a non-Business Day, will be priced as of the next Business Day.

Limits on Transfers

Procedures Designed to Limit Potentially Harmful Transfers—The policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.

Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:

•	reject a transfer request from you or from any person acting on your behalf;

•	restrict the method of making a transfer;

•	charge you for any redemption fee imposed by an underlying fund; or

•	limit the dollar amount, frequency, or number of transfers.

Currently, if you or someone acting on your behalf electronically transfers into or out of one or more Investment Divisions or an available Asset Allocation Model on three or more days within any 60-day period, we will send you a letter notifying you that the transfer limitation has been exceeded. If we receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions or an Asset Allocation Model on three or more days within any 60-day period, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made in writing through the U.S. mail or an overnight courier and received by the New York Life Annuities Service Center at one of the addresses listed in Question 15 of this Prospectus. We will provide you with written notice when we take this action.

We currently do not include the following transfers in these limitations, although we reserve the right to include them in the future: transfers to and from the Fixed Account, the first transfer out of the MainStay VP U.S. Government Money Market Investment Division within six months of the issuance of a policy, and transfers made pursuant to the traditional Dollar Cost Averaging, DCA Advantage Account, Interest Sweep and Automatic Asset Rebalancing.

We may change these limitations or restrictions or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the issue date of your policy. All transfers are subject to the limits set forth in this Prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

We apply our limits on transfers procedures to all owners of the policy without exception.

Orders for the purchase of Fund portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, and/or an available Asset Allocation Model the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request we reject or reverse. You should read the Fund prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, a Fund may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

Risks Associated with Potentially Harmful Transfers—Our procedures are designed to limit potentially harmful transfers. However, we cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

•

We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.

•	Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

(1) The underlying fund portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying fund portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying fund portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

(2) The purchase and redemption orders received by the underlying fund portfolios reflect the aggregation and netting of multiple orders from owners of the policy and other variable policies issued by us. The nature of these combined orders may limit the underlying fund portfolios’ ability to apply their respective trading policies and procedures. In addition, if an underlying fund portfolio believes that a combined order we submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying fund portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Funds may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.

•

Other insurance companies that invest in the Fund portfolios underlying the policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose Investment Divisions correspond to the affected underlying fund portfolios.

•	Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

(1)	an adverse effect on portfolio management, such as:

(a)	impeding a portfolio manager’s ability to sustain an investment objective;

(b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

(c)	causing an underlying fund portfolio to liquidate investments prematurely (or at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio.

(2)	increased administrative and Fund brokerage expenses.

(3)

dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying fund portfolio are made when, and if, the underlying fund portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).

Speculative Investing

Do not purchase the policy if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. Your policy may not be traded on any stock exchange or secondary market. By purchasing the policy, you represent and warrant that you are not using the policy, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

Online Service at www.newyorklifeannuities.com

Through www.newyorklifeannuities.com you can get up-to-date information about your policy and request fund transfers and allocation changes. Policies that are jointly owned may not request transactions through www.newyorklifeannuities.com. We may revoke online service privileges for certain policyowners (see “THE POLICIES-Limits on Transfers”).

In order to obtain policy information online at www.newyorklifeannuities.com, you are required to register for access. Visit www.newyorklifeannuities.com and then click the “Register Now” button to enroll. You will be required to register a unique User Name and Password to gain access.

We will use reasonable procedures to make sure that the instructions we receive through www.newyorklifeannuities.com are genuine. We are not responsible for any loss, cost, or expense for any actions we take based on instructions received online at www.newyorklifeannuities.com that we believe are genuine. We will confirm all transactions in writing.

Financial requests received after 4:00 p.m. (Eastern Time) or on non Business Days will be processed as of the next Business Day.

Currently, online service at www.newyorklifeannuities.com is open Monday through Friday, from 7 a.m. until 4 a.m., Saturday, from 7 a.m. until 10 p.m. and Sunday from 7 a.m. until 8 p.m. (Eastern Time).

After login at www.newyorklifeannuities.com, you can:

•	e-mail the New York Life Annuities Service Center;

•	obtain current policy values;

•	transfer assets between Investment Divisions;

•	request withdrawals;

•	change the allocation of future premium payments;

•	reset your password;

•	change your address;

•	download service forms;

•	upload documents and forms;

•	view and download policy statements;

•	change your phone number or e-mail address; and

•	view and update beneficiary information.

Information Systems Failures and Cybersecurity Risks

We rely on technology, including digital communications and data storage networks and systems, to conduct our variable product business activities. Because our business, including our variable product business, is highly dependent upon the effective operation of our computer systems (including online service at www.newyorklifeannuities.com and other systems) and those of our service providers and business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures and cyber-attacks. These risks also apply to other insurance and financial services companies and businesses. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service attacks on websites and other operational disruption, and unauthorized use, abuse and/or release of confidential customer information. We have established administrative and technical controls and cybersecurity plans, including a business continuity plan, to identify and protect our operations against system failures and cybersecurity breaches. Despite these controls and plans, systems failures and cyber-attacks affecting New York Life Insurance Company and any of its affiliates and other affiliated or unaffiliated third-party administrators, underlying funds, intermediaries and other service providers and business partners may have a material, negative impact on us and your policy Accumulation Value. For instance, system failures and cyber-attacks may (i) interfere with our processing of policy transactions (including surrenders, withdrawals, loans and transfers) and the processing of orders from www.newyorklifeannuities.com, or with the underlying funds or cause other operations issues; (ii) impact our ability to calculate Accumulation Unit Values and your policy’s Accumulation Values; (iii) cause the release, loss and/or possible destruction of confidential customer and/or business information; (iv) subject us and/or our service providers, business partners and intermediaries to regulatory fines, litigation and financial losses and/or cause us reputational damage. System failures and cybersecurity breaches may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose value. There can be no assurance that we, or the underlying funds or our service providers and business partners, will be able to avoid these risks at all times or avoid losses affecting your policy due to information systems failures or cyber-attacks.

Risks Affecting our Administration of Your Policy

NYLIAC’s business activity and operations, and/or the activities and operations of our service providers and business partners, are subject to certain risks, including, those resulting from information systems failures, cyber-attack, or current or future outbreaks of infectious diseases, epidemics or pandemics (“serious infectious disease outbreaks”). These risks are common to all insurers and financial service providers and may materially impact our ability to administer the policy (and to keep policyowner information confidential). (See “The Policies-Information Systems Failures and Cybersecurity Risks” for more information on information systems failures and cybersecurity risks and “The Policies-Risks from Serious Infectious Disease Outbreaks” for more information on risks from serious infectious disease outbreaks.)

Risks from Serious Infectious Disease Outbreaks

Our ability to administer your policy is subject to certain risks—common to all insurers and financial service providers—that could result from current or future outbreaks of infectious diseases, viruses (including COVID-19), epidemics or pandemics (“serious infectious disease outbreaks”). Serious infectious diseases may spread rapidly. Serious infectious disease outbreaks—and general concerns about the course and effects of such outbreaks — not only raise serious health concerns, but may significantly disrupt economic activity in the U.S. and globally. The effects of a serious infectious disease outbreak may be short-term or last for extended time periods.

Our business activity and operations, and/or the activities and operations of our service providers and business partners, could be adversely affected or interrupted by serious infectious disease outbreaks. In order to mitigate the possible effects of these types of events, NYLIAC has established business continuity and disaster recovery plans. These plans may, for example, require our employees to work and access our information technology, communications or other systems remotely. Notwithstanding these plans, a serious infectious disease outbreak and public health measures taken by government officials to combat an outbreak — may have a material, adverse effect on us, our ability to administer your policy and your policy Accumulation Value. For example, a serious infectious disease outbreak or public health measures implemented to combat it may adversely affect our business and operations by (i) interfering with our processing of policy transactions (including surrenders, withdrawals, loans, and transfers) and the processing of orders from online service requests at www.newyorklifeannuities.com or with the underlying funds or cause other operational issues; (ii) delaying or interrupting our receipt of pricing or other services provided by third parties, thereby affecting among other things our ability to calculate accumulation unit values and policy cash values or to administer policy transactions dependent on systems and services provided by third parties; (iii) preventing our workforce from being able to be physically present at one or more of our worksites or from traveling to alternative worksites needed to implement our business continuity and disaster recovery plans, thereby resulting in lengthy interruptions of service; or (iv) subjecting us and/or our service providers, business partners and intermediaries to regulatory fines, litigation, financial losses and/or cause us reputational damage. In addition, our operations require experienced professional staff. Loss of a substantial number of such persons or an inability to provide properly equipped places for them to work may disrupt our operations and adversely affect our business. Serious infectious disease outbreaks may also affect the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy’s Accumulation Value to decrease in value. Serious infectious disease outbreaks may also affect market interest rates, which may affect the interest crediting rates we may declare on the Fixed Account under your policy (subject to the guaranteed minimum interest crediting rate). There can be no assurance that we, the underlying funds, the companies in which they invest, or our services providers and business partners will be able to avoid these risks at all times or avoid losses affecting your policy due to serious infectious disease outbreaks.

CARES Act

The Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”), which was enacted on March 27, 2020, contains provisions relaxing certain requirements applicable to distributions from certain qualified plans, individual retirement accounts and individual retirement annuities. Among other things, it waives required minimum distribution payments for 2020 from certain types of plans, and early withdrawal penalties on withdrawals of up to $100,000 by participants in certain types of plans, who meet certain eligibility requirements. You should consult your financial or tax adviser for more information about the effect of the CARES Act and for assistance in determining whether you qualify to rely on any of these provisions in connection with your policy.

Third Party and Registered Representative Actions

You may authorize a third party to have access to your policy information and to make transfers among investment divisions and/or the Fixed Account, allocation changes and other permitted transactions by telephone. To do so, you must send the New York Life Annuities Service Center a Telephone/Web Authorization Form in Good Order to one of the addresses noted in Question 15 of this Prospectus. The Customer Service Representative will require certain identifying information (e.g., Social Security Number, address of record, date of birth, etc.) before taking any requests or providing any information to ensure that the individual giving instructions is authorized. See “THE POLICIES—Transfers” for information on how to transfer assets between Investment Divisions and/or an available Asset Allocation Model.

You may authorize us to accept electronic instructions from a registered representative or a registered service assistant assigned to your policy in order to make premium allocation updates, transfers among investment options, Automatic Asset Rebalancing (AAR) updates, partial withdrawals, changes to your investment objective and/or risk tolerance as well as updates to premium allocations, partial withdrawals, Dollar Cost Averaging (DCA), DCA Advantage (DCAA) and Interest Sweep. Your AAR may be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at that time to be consistent with your investment option transfer and premium allocation changes. Any online partial withdrawal is subject to dollar amount limits that we establish. We may revoke trading authorization privileges for certain policyowners (See “THE POLICIES—Limits on Transfers”). Trading authorization may be elected, changed or canceled at any time. We will confirm all transactions in writing. Not all transactions are available on the internet.

NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with the procedures. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and other actions, including any limits on transfers.

We may choose to accept forms you have completed that your registered representative transmits to us electronically via our internal secured network. We will accept electronically-transmitted service forms only. For information on how to initiate a transfer between Investment Divisions, or request a withdrawal, please refer to “THE POLICIES — Transfers” or “DISTRIBUTIONS UNDER THE POLICY — Partial Withdrawals”. We do not currently accept e-mailed requests for transactions affecting your investments under the policy, but reserve the right to accept them at our discretion.

If you purchase the IPR, there will be limitations on the ability of your registered representative to make certain of the transactions described in the sections that follow.

Paper copies of the annual and semi-annual reports will no longer be sent by mail unless you specifically request paper copies of the reports from NYLIAC. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future annual and semi-annual financial reports in paper free of charge. You can inform NYLIAC that you wish to receive paper copies of those reports by contacting NYLIAC as described in the “CONTACTING NYLIAC” section of this Prospectus. Your election to receive annual and semi-annual financial reports will apply to all Eligible Portfolios described herein.

Dollar Cost Averaging (DCA) Programs

The main objective of dollar cost averaging is to achieve an average price per Accumulation Unit that is lower than the average price per Accumulation Unit during volatile market conditions. Since you transfer the same dollar amount to an Investment Division with each transfer, you purchase more units in an Investment Division if the price per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar cost averaging does not assure a profit or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue to make purchases during periods of varying price levels. We do not count transfers under dollar cost averaging as part of your 12 free transfers each Policy Year. There is no charge imposed for the Dollar Cost Averaging programs.

We have set forth below an example of how dollar cost averaging works. In the example, we have assumed that you want to transfer $100 from the MainStay VP U.S. Government Money Market Investment Division to the MainStay VP Wellington U.S. Equity Investment Division each month. Assuming the Accumulation Unit values below, you would purchase the following number of Accumulation Units:

Month	Amount Transferred	Accumulation Unit Value	Accumulation Units Purchased
1	$100	$10.00	10.00
2	$100	$ 8.00	12.50
3	$100	$12.50	8.00
4	$100	$ 7.50	13.33
Total	$400	$38.00	43.83

The average unit price is calculated as follows:

Total unit price	=	$38.00	=	$9.50
Number of months		4

The average unit cost is calculated as follows:

Total amount transferred	=	$400.00	=	$9.13
Total units purchased		43.83

In this example, with dollar cost averaging, you would have paid an average of $9.13 per unit while the average price per unit during the purchase period was $9.50. Keep in mind that it is also possible for dollar cost averaging to result in a loss. For example, if Accumulation Unit Values had increased rapidly over the four month period used in the example above, you would have achieved a lower average unit cost by making the entire purchase in the first month.

(a) Traditional Dollar Cost Averaging (not available with IPR)

This option, which is available at no additional cost, permits systematic investing to be made in equal installments over various market cycles to help reduce risk. You may specify, prior to the Annuity Commencement Date, a specific dollar amount to be transferred from any Investment Division to any combination of Investment Divisions and/or the Fixed Account. Please note that for Premium based M&E Charge policies, amounts cannot be transferred to the Fixed Account (if applicable). You will specify the Investment Divisions to transfer money from, the Investment Divisions and/or Fixed Account to transfer money to, the amounts to be transferred, the date on which transfers will be made, subject to our rules, and the frequency of the transfers (monthly, quarterly, semi-annually or annually). You may not use traditional dollar cost averaging to make transfers into or from an Asset Allocation Model. You may not make transfers from the Fixed Account, but you may make transfers into the Fixed Account. Each transfer from an Investment Division must be at least $100. You must have a minimum Accumulation Value of $2,500 to elect this option. Once all money has been allocated to the Investment Divisions of your choice or the balance in the Investment Division you are transferring from is less than $100, the traditional Dollar Cost Averaging option will cease. A new request must be submitted to reactivate this feature. NYLIAC may reduce the minimum transfer amount and minimum Accumulation Value at its discretion.

NYLIAC will make all traditional Dollar Cost Averaging transfers on the day of each calendar month that you specify or on the next Business Day (if the day you have specified is not a Business Day). You may specify any day of the month except the 29th, 30th, or 31st. In order to process transfers under our traditional Dollar Cost Averaging option, the New York Life Annuities Service Center must have received a completed traditional Dollar Cost Averaging request form at one of the addresses listed in Question 15 of this Prospectus no later than five Business Days prior to the date transfers are to begin. You may also process a traditional Dollar Cost Averaging transfer by any other method we make available. If your traditional Dollar Cost Averaging request form for this option is received less than five Business Days prior to the date you request it to begin, the transfers will begin on the day of the month you specify in the month following the receipt of your request. All completed traditional Dollar Cost Averaging request forms must be sent to the New York Life Annuities Service Center at one of the addresses listed in Question 15 of this Prospectus. E-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion.

You may cancel the traditional Dollar Cost Averaging option at any time. To cancel the traditional Dollar Cost Averaging Option, you must send a written cancellation request in Good Order to the New York Life Annuities Service Center at one of the addresses listed in Question 15 of this Prospectus or contact us by phone at the number provided in Question 16 of this Prospectus. NYLIAC may also cancel this option if the Accumulation Value is less than $2,000, or such lower amount as we may determine. You may not elect the traditional Dollar Cost Averaging option if you have selected the Automatic Asset Rebalancing option. However, you have the option of alternating between these two features.

(b) Dollar Cost Averaging Advantage Account

This feature, which is available at no additional cost, permits you to set up automatic dollar cost averaging using the DCA Advantage Account when an initial premium payment or a subsequent premium payment is made. The DCA Advantage Account transfers amounts automatically to the Investment Divisions you choose in six monthly increments, as described below, and pays you interest on amounts remaining in the account. We credit amounts in the DCA Advantage Account with interest. You can request the DCA Advantage Account in addition to traditional Dollar Cost Averaging, Automatic Asset Rebalancing or Interest Sweep. To set up a DCA Advantage Account you must send a completed DCA Advantage Account request form to the New York Life Annuities Service Center at one of the addresses listed in Question 15 of this Prospectus.

You must allocate a minimum of $2,000 to the DCA Advantage Account. If you send less than the $2,000 minimum to be allocated to the DCA Advantage Account, the payment will be automatically applied to the Investment Divisions that you have specified to receive transfers from the DCA Advantage Account. You must specify the Investment Divisions or available Asset Allocation Model into which transfers from the DCA Advantage Account are to be made. However, you may not select the DCA Advantage Account if its duration would extend beyond the Annuity Commencement Date. You may not make transfers from the DCA Advantage Account into the Fixed Account. We do not count transfers out of the DCA Advantage Account as part of your 12 free transfers each Policy Year. Dollar cost averaging will begin one month from the date NYLIAC receives the premium payment and transfers will be made on the same day (on the next Business Day if the day is not a Business Day) each subsequent month for the duration of the DCA Advantage Account. If a transfer is scheduled to occur on a day that does not exist in a month, it will be processed on the last day of that month or on the next Business Day if the last day of that month is not a Business Day. The amount of each transfer will be calculated at the time of the transfer based on the number of remaining monthly transfers and the remaining value in the DCA Advantage Account. For example, the amount of the first monthly transfer out of the DCA Advantage Account will equal 1/6 of the value of the DCA Advantage Account on the date of the transfer. The amount of each of the five remaining transfers will equal 1/5, 1/4, 1/3, 1/2 and the remainder of the balance, respectively, of the value of the DCA Advantage Account on the date of each transfer.

You may not have more than one DCA Advantage Account open at the same time. Accordingly, any subsequent premium payment we receive for a DCA Advantage Account that is already open will be allocated to that same DCA Advantage Account and will earn the same interest rate. The entire value of the DCA Advantage Account will be completely transferred to the Investment Divisions or Asset Allocation Model within the duration specified. For example, if you allocate an initial premium payment to the DCA Advantage Account under which the 6-month term will end on December 31, 2021 and you make a subsequent premium payment to the 6-month DCA Advantage Account before December 31, 2021, we will allocate the subsequent premium payment to the same 6-month DCA Advantage Account already opened and transfer the entire value of the 6-month DCA Advantage Account to the Investment Divisions or Asset Allocation Model by December 31, 2021 even though a portion of the money was not in that DCA Advantage Account for the entire 6-month period. If an additional premium payment of $2,000 or more is allocated to the DCA Advantage Account after the duration has expired, the DCA Advantage Account will be re-activated and will earn the interest rate in effect on the Business Day the new premium payment is received at the New York Life Annuities Service Center.

You can make partial withdrawals and transfers (in addition to the automatic transfers described above) from the DCA Advantage Account. We will make partial withdrawals and transfers first from the DCA Advantage Account Accumulation Value attributed to the initial premium payment and then from the DCA Advantage Account Accumulation Value attributed to subsequent allocations in the order received.

You cannot make transfers into the DCA Advantage Account from any Allocation Option.

Automatic Asset Rebalancing (AAR)

This policy feature, which is available at no additional cost, allows you to automatically maintain the percentage of your Variable Accumulation Value allocated to each Investment Division at a pre-set level. Unless you opt out of AAR on your application or in a subsequent notice, or if the value of your policy is under $2,500, your policy will be subject to AAR.

AAR works as follows:

You might specify that 50% of the Variable Accumulation Value of your policy be allocated to the MainStay VP MacKay Convertible Investment Division and 50% of the Variable Accumulation Value be allocated to the MainStay VP MacKay International Equity Investment Division. Over time, the fluctuations in returns from each of these Investment Divisions will shift the percentages of your Variable Accumulation Value in each Investment Division. Using AAR, NYLIAC will automatically transfer your Variable Accumulation Value back to the percentages you specify. AAR also applies if your Variable Accumulation Value is allocated to an Asset Allocation Model.

You can choose to have AAR transfers made on your quarterly, semi-annual or annual policy anniversary.

If at any time you elected not to use the AAR feature and then change your mind, you must send a completed AAR request form to New York Life Annuities Service Center at one of the addresses listed in Question 15 of this Prospectus or by any other method we make available. New York Life Annuities Service Center must receive the completed AAR request form at least five Business days before the date transfers are scheduled to begin. If we receive your completed AAR request form less than five Business Days prior to the date you request it to begin, the rebalancing will begin on the next rebalancing date based on the rebalancing frequency you selected. E-mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion. You may modify an existing AAR by contacting us by phone at the number provided in Question 16 of this Prospectus. We will suspend AAR automatically if the Variable Accumulation Value is less than $2,500 on a reallocation date. Once the Variable Accumulation Value equals or exceeds this amount, AAR will resume automatically as scheduled. There is no minimum amount that you must allocate among the Investment Divisions under this option. AAR may be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current AAR arrangement. You may prevent this cancellation if a conforming AAR change is processed within one Business Day of the inconsistent premium allocation change or transfer.

You may cancel the AAR feature at any time by sending a written cancellation request in Good Order to New York Life Annuities Service Center at one of the addresses listed in Question 15 of this Prospectus or contact us by phone or internet as described in Question 16 of this Prospectus. You may not elect the AAR feature if you have selected the traditional Dollar Cost Averaging option. However, you have the option of alternating between these two features.

Interest Sweep

This option, which is available at no additional cost, allows the interest earned on monies allocated to the Fixed Account to be transferred from the Fixed Account to one or any combination of Investment Divisions or an available Asset Allocation Model. You must specify the Investment Divisions and/or Asset Allocation Model, the frequency of the transfers (monthly, quarterly, semi-annually or annually), and the day of each calendar month to make the transfers (except the 29th, 30th and 31st of a month). NYLIAC will make all Interest Sweep transfers on the day of each calendar month you have specified or on the next Business Day (if the day you have specified is not a Business Day).

The Interest Sweep option may be utilized in addition to traditional Dollar Cost Averaging, Automatic Asset Rebalancing or the DCA Advantage Account. With an Asset Allocation Model, the Interest Sweep option may be utilized with Automatic Asset Rebalancing and the DCA Advantage Account. If an Interest Sweep transfer is scheduled for the same day as a transfer related to the traditional Dollar Cost Averaging option, the Automatic Asset Rebalancing option or the DCA Advantage Account, we will process the Interest Sweep transfer first.

You can cancel the Interest Sweep option at any time. To cancel the Interest Sweep Option, you must send a written cancellation request in Good Order to New York Life Annuities Service Center at one of the addresses listed in Question 15 of this Prospectus or contact us by phone at the number provided in Question 16 of this Prospectus. We may also cancel this option if the Fixed Account Accumulation Value is less than $2,000, or such a lower amount as we may determine.

To establish a new Interest Sweep transfer after the option has been cancelled, you must send an Interest Sweep request form in Good Order to the New York Life Annuities Service Center at one of the addresses listed in Question 15 of this Prospectus. You may also process an Interest Sweep transfer by any other method we make available. The New York Life Annuities Service Center must receive an Interest Sweep request form in Good Order at least five Business Days prior to the date transfers are scheduled to begin. If the New York Life Annuities Service Center does not receive an Interest Sweep request form in Good Order at least five Business Days prior to the date you request it to begin, transfers will begin on the day of the month you specify in the month following the receipt of your request. E-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. The minimum Fixed Account Accumulation Value required to elect this option is $2,500, but this amount may be reduced at our discretion.

Accumulation Period

(a) Crediting of Premium Payments

You can allocate a portion of each premium payment to one or more Investment Divisions, one Asset Allocation Model (if available), the DCA Advantage Account and/or the Fixed Account. The minimum amount that you may allocate to any one Investment Division or the Fixed Account is $25. The minimum amount that you can allocate to an available Asset Allocation Model is $25 per Investment Division. You may also allocate all or a portion of each premium payment to the DCA Advantage Account. The minimum amount that you may allocate to the DCA Advantage Account is $2,000. (See “THE DCA ADVANTAGE ACCOUNT.”) We will allocate additional premium payments to the Allocation Options and/or the DCA Advantage Account at the close of the Business Day on which they are received by NYLIAC.

We will credit amounts that you allocate to an Investment Division or to each of the Investment Divisions that make up an Asset Allocation Model) in the form of Accumulation Units. We determine the number of Accumulation Units we credit to a policy by dividing the amount allocated to each Investment Division by the Accumulation Unit value for that Investment Division as of the close of the Business Day we are making this calculation. The value of an Accumulation Unit will vary depending on the investment experience of the Portfolio in which the Investment Division invests. The number of Accumulation Units we credit to a policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit. (See “THE FIXED ACCOUNT” for a description of interest crediting.)

(b) Valuation of Accumulation Units

The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio as well as the deduction of the Separate Account charges. The Statement of Additional Information contains a detailed description of how we value the Accumulation Units.

Riders

At no additional charge, we currently include a Living Needs Benefit/Unemployment Rider with all policies.

For an additional cost we also offer the IPR and the Annual Death Benefit Reset Rider. The riders are only available in those states where they have been approved. See below for descriptions of each rider. Please consult with your registered representative regarding the availability of these riders in your jurisdiction. Please note that benefits payable under the riders are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

The IPR may be appropriate for individuals who appreciate the upside potential that comes with market participation, but are also highly sensitive to protecting their initial premium payment over a pre-determined Holding Period (10-15 or 20 years, as applicable). These riders can allow you to allocate funds to the Investment Divisions with greater confidence by understanding that if your allocations perform poorly over the rider’s Holding Period, you will not receive less than the rider’s guaranteed amount when the Holding Period ends.

The Annual Death Benefit Reset (“ADBR”) rider may be appropriate for individuals who are looking to protect the amount of the initial death benefit and potentially increase it through annual “step-ups” (for Policies applied for on or after May 1, 2019, up to age 85 and, for Policies applied for before May 1, 2019, up to age 80) that are based on gains in the Accumulation Value resulting from favorable Investment Division performance.

(a) Living Needs Benefit/Unemployment Rider

This rider is available at no additional cost. Rider benefits and requirements to qualify for the rider benefits may not be the same in all jurisdictions. In Connecticut, the rider is named the “Living Needs Benefit Rider” and the Unemployment and disability portions of the rider are not available. In New York, the rider is named “Waiver Of Surrender Charges For Living Needs Qualifying Events” and the Unemployment portion of the rider is not available. In New Jersey, the rider is named the “Living Needs Benefit Rider” and the Unemployment portion of the rider is not available.

The Living Needs Benefit/Unemployment Rider provides for an increase in the amount that can be withdrawn from your policy without a surrender charge when certain qualifying events occur. With this rider you may be eligible to receive all or a portion of the Accumulation Value of your policy without paying a surrender charge if you provide satisfactory proof that a Qualifying Event (as defined below) has occurred. In order to receive the benefit associated with this rider, your policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000 and the Qualifying Event must occur on or after the Policy Date. For the Disability portion of the rider, any withdrawal after your 66th birthday will not be eligible for the rider benefit and surrender charges may apply. In addition, none of the benefits of this rider are available for policies where any Owner(s) has attained their 86th birthday on the Policy Date. If the Owner(s) is not a natural person, all restrictions and benefits of the rider are based on the Annuitant.

The types of Qualifying Events are defined as follows:

(a)	Health Care Facility: The Owner is enrolled and living in a Health Care Facility for 60 consecutive days.

(b)	Terminal Illness: A determination by a licensed physician that the Owner has a life expectancy of 12 months or less.

(c)	Disability: A determination by a licensed physician that the Owner has a disability that prevents them from performing any work for pay or profit for at least 12 consecutive months.

(d)	Unemployment: A determination letter from the applicable state’s Department of Labor that the Owner qualifies for and has been receiving state unemployment benefits for 60 consecutive days.

A Health Care Facility is defined as a state licensed/certified nursing home/assisted living facility. In addition, we may also require proof of continued disability as of the date of the withdrawal.

You will be able to receive benefits under this rider the later of the date you meet the above requirements or the date we receive your documentation in Good Order at the New York Life Annuities Service Center at one of the addresses listed in Question 15 of this Prospectus.

(b) Investment Preservation Rider – FP Series (optional) (available for applications signed on or after May 1, 2018)

The Investment Preservation Rider – FP Series (“IPR”) is available only at the time of application and your right to cancel the IPR is limited as described below. While IPR is in effect, you may only make premium payments to the policy (a) in the first Policy Year or (b) after the IPR Holding Period End Date. The IPR allows you to choose among seven (7) different Holding Periods. If you select the IPR, you will be eligible to receive a one-time adjustment to your Accumulation Value in the event that your Accumulation Value is less than the amount guaranteed under the IPR on the applicable policy anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose. You may request to reset the guaranteed amount (an “IPR Reset”) under certain circumstances, as described below. Certain features of the IPR relating to the 20 year Holding Period and the IPR death benefit may not be available in all jurisdictions; contact your registered representative or see “APPENDIX 3 – STATE VARIATIONS” for more information.

The IPR ends on the applicable policy anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose (See “IPR DEATH BENEFIT” regarding the terms under which such death benefit may continue after the IPR ends). The applicable policy anniversary depends on the Holding Period you choose. While the IPR is in effect and prior to the IPR Holding Period End Date, we will deduct a charge from your Accumulation Value on each policy quarter. (See “CHARGES AND DEDUCTIONS—Investment Preservation Rider and Investment Preservation Rider – FP Series Charge.”) When you make a partial withdrawal (including required minimum distributions from IRAs), we will reduce the amount that is guaranteed (the “Guaranteed Amount”) under the IPR proportionally (“Guaranteed Amount Proportional Reduction”). A Guaranteed Amount Proportional Reduction is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Guaranteed Amount immediately preceding the withdrawal. For example, if you withdrew 10% of the Accumulation Value, your Guaranteed Amount will be reduced by 10%.

Please note that benefits payable under the IPR are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

The Guaranteed Amount under the IPR is as follows:

(i)

For the 10, 11, 12, 13, 14, or 15 year Holding Periods: The Guaranteed Amount will equal 100% of the sum of all premium payments made in the first Policy Year, less all Guaranteed Amount Proportional Reductions made during the rider Holding Period.

(ii)

For the 20 year Holding Period: The Guaranteed Amount will equal 150% of the sum of all premium payments made in the first Policy Year, less all Guaranteed Amount Proportional Reductions made during the rider Holding Period.

(iii)	IPR Reset:

You would decide to reset to increase the Guaranteed Amount under the IPR. You may request to reset the Guaranteed Amount at any time while the IPR is in effect as long as (a) the Owner (oldest Owner, if the policy is jointly owned) and the Annuitant (oldest Annuitant, if the Policy has joint Annuitants) are age 75 or younger (for the 10, 11, 12, 13, 14 and 15 year Holding Periods), or age 70 or younger (for the 20 year Holding Period) and (b) prior to the reset, the Accumulation Value is greater than the Guaranteed Amount. For an IPR Reset, you must send a written request in Good Order to the New York Life Annuities Service Center at one of the addresses listed in Question 15 of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset (the “Rider Reset Effective Date”) and, at such time, the Guaranteed Amount will be increased to equal the Accumulation Value (for 10,11,12,13,14 and 15 year Holding Periods) or 150% of the Accumulation Value (for the 20 year Holding Period) on that date. After the reset(s), Guaranteed Amount Proportional Reductions still apply during the new Holding Period. We may also set a new charge for the IPR on that Policy Anniversary (See “OTHER CHARGES-Investment Preservation Rider—FP Series Charge”) and, in addition, allocation restrictions may change. When you reset, a new rider Holding Period with the same duration as the original rider Holding Period starts, that means, for example, if you purchase IPR with a 12 year Holding Period, and you elect to reset in policy year four (4), a new 12 year Holding Period will begin on the Policy Anniversary immediately following the date we receive your request to reset. You will not be eligible to receive a one-time adjustment to your Accumulation Value until the Policy Anniversary following the end of the new rider Holding Period. We can suspend or discontinue the ability to reset the Guaranteed Amount at any time in our sole discretion on a nondiscriminatory basis. If we decide to suspend or discontinue the ability to reset the Guaranteed Amount, we will promptly notify you in writing. Please contact your registered representative for more information.

A policyowner may cancel an IPR Reset at any time prior to or within thirty (30) days after the Rider Reset Effective Date. If you cancel your request to reset, no change will be made to the IPR’s Guaranteed Amount, IPR Holding Period, IPR Holding Period End Date, (if previously reset, the Rider Reset Effective Date), allocation restrictions or, IPR charge, if applicable.

If you purchase IPR, you will be allowed to allocate your premium payments to the Investment Divisions, an available Asset Allocation Model and the DCA Advantage Account subject to the restrictions set forth in Appendix 1.

The Fixed Account is not available while the IPR is in effect and prior to the IPR Holding Period End Date. Upon any termination of the IPR, the Fixed Account will be an available investment option. If you purchase the IPR, there will be limitations on how you allocate to the Investment Divisions. You may allocate your premium payment to Investment

Divisions in the Asset Allocation Categories in accordance with the specified thresholds or to one of the available Asset Allocation Models. Individual transfers between Investment Divisions, the DCA Advantage Account and/or Asset Allocation Models are not allowed. If you wish to complete an individual transfer between the Investment Divisions or change to a different Asset Allocation Model (if available), you must send a reallocation form to New York Life Annuities Service Center at one of the addresses in Question 15 of this Prospectus. Each policy quarter, we will automatically rebalance your current allocations to conform to your most recent allocation instructions. The Investment Division restrictions associated with the IPR seek to moderate overall volatility or hedge against down-market volatility, and may limit your participation in positive investment performance. Other investment options that are available if you do not purchase the IPR may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with the IPR meet your investment objectives and risk tolerance. The Asset Allocation Categories and the Asset Allocation Models available with IPR are set forth in Appendix 1.

If you choose an IPR Reset, the restrictions on investment allocations may change. These changes could include, without limitation, changes to the Investment Divisions available under each Asset Allocation Category, adding or removing Asset Allocation Categories, an adjustment to the minimum and/or maximum allocation percentages available under the Asset Allocation Categories, adding or removing Asset Allocation Models and/or discontinuing the availability of the DCA Advantage Account.

With the IPR, you do not have to surrender the policy to receive any applicable benefit. You will be eligible to receive any benefit payable on the Policy Anniversary for the Holding Period you chose after the later of the Policy Date or the most recent reset date. You do not need to take any action. We will inform you in writing if you are eligible to receive the one-time adjustment to your Accumulation Value under the IPR. We will also inform you of your options in the event that such one-time adjustment is made to your Accumulation Value which are to (i) surrender the policy and receive the adjusted Accumulation Value (which may be subject to surrender charges), or (ii) continue the policy at the adjusted Accumulation Value, which is subject to market fluctuation. If you are eligible to receive an adjustment, we will credit an amount to your Accumulation Value pro rata in accordance with your allocations currently on file. If you surrender the policy, amounts paid to you under the IPR may be taxable and you may be subject to a 10% penalty tax if such amounts are paid before you reach age 59-1/2.

You may cancel the IPR within thirty (30) days after delivery of the policy. To cancel, you must return the IPR to the New York Life Annuities Service Center at one of the addresses listed in Question 15 of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel the IPR and refund any IPR charges which may have been deducted. After the 30-day period, you may only cancel the IPR if we suspend your right to reset the Guaranteed Amount at any time.

The IPR is available with all Non-Qualified, IRA, SEP IRA and Roth IRA policies if the Owner (oldest Owner, if the policy is jointly owned) and the Annuitant (oldest Annuitant, if the policy has joint Annuitants) are age 75 or younger (70 or younger for the 20-year Holding Period) on the Rider Effective Date. The rider is not available on Inherited IRA, Inherited Roth IRA and Inherited Non-Qualified policies.

The IPR will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to receive a potential one-time adjustment to your Accumulation Value. Therefore, you should purchase the IPR only if you intend to keep the policy for at least the rider Holding Period you choose (10, 11, 12, 13, 14, 15 or 20 years).

In most jurisdictions, the IPR will terminate if an ownership change or assignment of the policy is made, other than as explicitly described in the rider.

Any withdrawal reduces the Guaranteed Amount proportionally and the amount of charges assessed for the IPR. While the IPR is in effect, withdrawals will be deducted proportionally from the Allocation Options. However, please note that charges assessed for the IPR prior to the date of any partial withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted. It is important to note that if you take any withdrawals (including required minimum distributions from IRAs) while the IPR is in effect, you may not be able to receive the full value of the IPR. The reduction in the Guaranteed Amount may be significant, particularly when the Accumulation Value is lower than the Guaranteed Amount (see example below). As a result, the IPR may not be appropriate for you if you intend to take withdrawals (including required minimum distributions from IRAs) before the end of the Holding Period you choose. You should consult your tax advisor if you have any questions about the use of the IPR in your tax situation.

We have set forth below an example of how the benefit from the IPR may be realized and how withdrawals (including required minimum distributions from IRAs) will impact the Guaranteed Amount. In this example, we have assumed the following:

(1)	IPR with a 10, 11, 12, 13, 14, or 15 year Holding Period is selected at the time of application;

(2)	An initial premium payment of $100,000 is made;

(3)	No additional premium payments are made;

(4)	A withdrawal of $20,000 is made in the eighth policy year;

(5)	The Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

(6)	As of the Holding Period End Date, the Accumulation Value on the Policy Anniversary corresponding to the Holding Period you chose has decreased to $50,000.

The Guaranteed Amount when we issued the policy was $100,000. When the withdrawal was made in the eighth Policy Year, we reduced the Guaranteed Amount by the amount of the Guaranteed Amount Proportional Reduction. We calculated the amount of the Guaranteed Amount Proportional Reduction by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the Guaranteed Amount immediately preceding the withdrawal.

Guaranteed Amount Proportional Reduction = ($20,000/$80,000) x $100,000 = $25,000

To determine the new Guaranteed Amount after the withdrawal, we subtracted the amount of the Guaranteed Amount Proportional Reduction from the initial Guaranteed Amount: ($100,000 – $25,000) = $75,000.

On the Policy Anniversary for the Holding Period you chose, the Accumulation Value ($50,000) is less than the Guaranteed Amount of $75,000. Therefore, you are eligible to receive a one-time adjustment to your Accumulation Value of $25,000.

If you had chosen the 20-year Holding Period, the Guaranteed Amount would have been $112,500 (150% of $75,000), and the one-time adjustment would be $62,500.

After the adjustment is paid, the rider will end (See IPR DEATH BENEFIT regarding the terms under which such death benefit may continue after the IPR ends). You would not have been eligible to receive this adjustment to your Accumulation Value if you had not purchased the IPR Rider.

Upon your death, the IPR and the policy will terminate unless your spouse chooses to continue the policy. Your spouse must be the sole primary beneficiary in order to continue the IPR and the policy. If your spouse chooses to continue the IPR and the policy, no death benefit proceeds will be paid upon your death.

IPR Death Benefit.

The IPR Death Benefit is available in jurisdictions where approved (see “APPENDIX 3 – STATE VARIATIONS” for more information).

For the 10, 11, 12, 13, 14 and 15 year Holding Periods:

If the Owner dies on or before the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(a).

If the Owner dies after the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(b).

(1) The amount of the death benefit payable under the policy. (See “DISTRIBUTIONS UNDER THE POLICY – Death Before Annuity Commencement”.)

(2) Any death benefit available under any other rider attached to the policy.

(3) The IPR Death Benefit, which is:

(a) The Guaranteed Amount; or

(b) The Guaranteed Amount on the Holding Period End Date, increased by any premium payments received after the Holding Period End Date and reduced proportionally for withdrawals taken after the Holding Period End Date.

For the IPR Death Benefit in (b) above, the proportional reduction for withdrawals is equal to the amount withdrawn (including any Surrender Charges that you may incur as a result of the withdrawal), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the IPR Death Benefit immediately preceding the withdrawal.

For the 20 year Holding Period:

If the Owner dies within the last two (2) years of the rider Holding Period and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(a).

If the Owner dies before the last two (2) years of the rider Holding Period and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(b).

If the Owner dies after the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(c).

(1) The amount of the death benefit payable under the policy. (See “DISTRIBUTIONS UNDER THE POLICY – Death Before Annuity Commencement”.)

(2) Any death benefit available under any other rider attached to the policy.

(3) The IPR Death Benefit, which is:

(a) The Guaranteed Amount; or

(b) A portion of the Guaranteed Amount which is determined by dividing the Guaranteed Amount by 150%; or

(c) The Guaranteed Amount on the Holding Period End Date, increased by any premium payments received after the Holding Period End Date and reduced proportionally for withdrawals taken after the Holding Period End Date.

For the IPR Death Benefit in (c) above, the proportional reduction for withdrawals is equal to the amount withdrawn (including any Surrender Charges that you may incur as a result of the withdrawal), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the IPR Death Benefit immediately preceding the withdrawal.

Payment of a death benefit terminates the IPR.

It is important to note that for purposes of calculating the Guaranteed Amount under the IPR Death Benefit, Withdrawals (including required minimum distributions) proportionally reduce the Guaranteed Amount while additional premium payments increase the Guaranteed Amount dollar for dollar. This means that under certain market conditions, a withdrawal will cause a greater decrease to the Guaranteed Amount relative to the Guaranteed Amount from a premium payment of the same amount as the withdrawal.

Information for Policies issued with the IPR (before May 1, 2018)

For policies issued with the IPR before May 1, 2018, the following difference applies: The Investment Division restrictions associated with the IPR are set forth in APPENDIX 2. The Investment Division restrictions associated with the IPR set forth in APPENDIX 1 do not apply to your IPR.

(c) Annual Death Benefit Reset (ADBR) Rider (optional)

You may enhance your Policy’s standard death benefit by purchasing the optional ADBR Rider. The ADBR Rider is available only at the time of application, in jurisdictions where approved. The rider is not available for Inherited Non-Qualified polices. If you purchase this rider and you die prior to the Annuity Commencement Date, we will pay an amount as proceeds to the designated Beneficiary, as of the date we receive proof of death and all requirements necessary to make the payment at the New York Life Annuities Service Center. For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. The amount will be the greatest of:

(a)	the death benefit payable under the policy (See “DISTRIBUTIONS UNDER THE POLICY – Death Before Annuity Commencement”); or

(b)

the “Reset Value”, as defined in the next paragraph, plus any additional premium payments made since the most recent “Reset Anniversary,” less proportional withdrawals (“Reset Value Proportional Reductions”) made since the most recent Reset Anniversary; or

(c)	any death benefit available under any other rider attached to the Policy.

We automatically calculate the Reset Value, with respect to any policy, every year from the Policy Date (“Reset Anniversary”) until, for Policies applied for on or after May 1, 2019, you reach age 85 and, for Policies applied for before May 1, 2019, until you reach age 80 (or the Annuitant if the Owner is not a natural person). For policies owned by a grantor trust applied for on or after May 1, 2019, the Reset Value will be calculated until any grantor reaches age 85, and for Policies applied for before May 1, 2019, reaches age 80. On the first Policy Anniversary, the Reset Value is defined as the greater of (a) the Accumulation Value; and (b) the Return of Premium Death Benefit. The Reset Value on the second and each subsequent Reset Anniversary is defined as the greatest of (a) the Accumulation Value on the current Reset Anniversary; and (b) the Reset Value on the prior Reset Anniversary, plus any premium payments applied since the prior Reset Anniversary, less any Reset Value Proportional Reductions since the prior Reset Anniversary.

The rider benefit will no longer reset after the Owner’s death or for grantor trust owned policies, the death of any grantor. The only exception is if the policy remains inforce under the spousal option provision of the Policy, if available. If the Owner is not a natural person, or a grantor trust, the rider benefit will no longer reset after the death of the Annuitant. In addition, in jurisdictions where approved, if an ownership change or assignment of the policy is made, other than as explicitly described in the rider, the rider will terminate and no Reset Value will be payable. If the rider is terminated, the death benefit payable will be the benefit provided in the Death Before Annuity Commencement section of this Prospectus.

A Reset Value Proportional Reduction is an amount equal to the amount withdrawn from the policy, after the first Policy Anniversary, (including applicable surrender charges), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the Reset Value immediately preceding the withdrawal.

We have set forth below an example of how the ADBR Rider works for an owner who is age 63. The current annual rider charge is 0.25% of the Reset Value as of the last Policy Anniversary, deducted quarterly. In this example, we have assumed the following:

(1)	you purchase the policy with a $200,000 initial premium payment (no additional premium payments are made)

(2)	the Accumulation Value as of the first Policy Anniversary is $250,000 (this is the Reset Value)

(3)	the current Accumulation Value is $240,000

(4)	you make a withdrawal of $15,000 in the Policy Year 2 (no surrender charges are applicable)

(5)	you die at the beginning of the second policy quarter of Policy Year 2 after the withdrawal

(6)	the Accumulation Value on the date we receive the necessary requirements to pay the death benefit is $225,000 ($240,000 – $15,000)

(7)	the charge for the ADBR Rider is assessed: 0.25% annually (0.0625% per quarter)

(8)	the Death Benefit is the greatest of:

a)	the Accumulation Value

= $225,000

b)	the Return of Premium Death Benefit

= $187,500

c)	the “Reset Value,” which is the greatest of:

1.	the Accumulation Value

= $225,000

2.	the prior Reset Value as of the last Reset Anniversary, plus any premium payments since the prior Reset Anniversary, less Reset Value Proportional Reductions since the prior Reset Anniversary.

= $234,375

In this example, your Beneficiary would receive $234,375.00.

The ADBR Rider ends upon the earliest of the following:

1)	the Annuity Commencement Date,

2)	the date you surrender the policy,

3)	an ownership change or assignment of the policy, other than as described in the rider, or

4)	the date we terminate the policy.

Notwithstanding the foregoing, if your spouse, as the sole primary Beneficiary, elects to continue the policy as the new Owner upon your death, the Rider will not end and all of the Rider’s provisions and quarterly charges will continue to be deducted as if the new Owner had purchased the policy on the original Policy Date.

You cannot cancel this Rider without surrendering your policy.

Policyowner Inquiries

Your inquiries and written requests for service must be addressed to NYLIAC as indicated in the response to Questions 15, 16 and 17 of this Prospectus. E-mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion. All phone calls for service requests are recorded. We will confirm all transactions in writing. If you feel that a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. You must provide us with the nature of the error, the date of the error and any other relevant details. You should review your reports and statements carefully and promptly report any errors and discrepancies to us, preferably, within fifteen (15) days of the date of the confirmation with the transaction in question.

Records and Reports

NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports (or, if permitted, notice of online availability of reports) containing information required under the federal securities laws or by any other applicable law or regulation. Generally, NYLIAC will immediately mail to you confirmation of any transactions involving the Separate Account. However, when we (i) process automatic rebalancing transactions through AAR, (ii) process automatic transfers from the DCA Advantage Account, (iii) receive premium payments on your behalf involving the Separate Account initiated through pre-authorized monthly deductions from banks, (iv) receive payments forwarded by your employer, or (v) receive other payments made by pre-authorized deductions to which we agree, a summary of these policy transactions will only appear on your quarterly statement and you will not receive an immediate confirmation statement after each such transaction. If you feel a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. You must provide us with the nature of the error, the date of the error and any other relevant details. It is important that you review your confirmation and quarterly statements carefully and promptly report any errors and discrepancies to us, preferably, within fifteen (15) days of the date of the statement in question. It is important that you inform NYLIAC of an address change so that you can receive these policy statements (see Question 16 of this Prospectus). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. In addition, no new service requests can be processed until a valid current address is provided.

CHARGES AND DEDUCTIONS

Surrender Charges

Since no deduction for a sales charge is made from premium payments, we impose a surrender charge on certain partial withdrawals and surrenders of the policies. The surrender charge covers certain expenses relating to the sale of the policies, including commissions to registered representatives and other promotional expenses. We measure the surrender charge as a percentage of the amount withdrawn or surrendered. The surrender charge may apply to amounts applied under certain Income Payment options.

If you surrender your policy, we deduct the surrender charge from the amount paid to you. However, you can withdraw any investment gains under your policy without a surrender charge (see “CHARGES AND DEDUCTIONS—Exceptions to Surrender Charges”, below). In the case of a partial withdrawal, you can direct NYLIAC to take surrender charges either from the remaining value of the Allocation Options and/or the DCA Advantage Account from which the partial withdrawals are made, or from the amount paid to you. If the remaining value in an Allocation Option and/or the DCA Advantage Account is less than the necessary surrender charge, we will not process the withdrawal.

The guaranteed maximum surrender charge will be 8% of the amount withdrawn. The percentage of the surrender charge varies, depending upon the length of time a premium payment is in your policy before it is withdrawn. For purposes of calculating the applicable surrender charge, we deem premium payments to be withdrawn on a first-in, first-out basis. Unless required otherwise by state law, the surrender charge for amounts withdrawn or surrendered during the first Payment Year(s) following the premium payment to which such withdrawal or surrender is 8% of the amount withdrawn or surrendered. This charge then declines by 1% per year for each additional Payment Year, until the seventh Payment Year, after which no charge is made, as shown in the following chart:

Amount of Surrender Charge

Payment Year	Surrender Charge
1	8%
2	7%
3	6%
4	5%
5	4%
6	3%
7	2%
8+	0%

In no event will the aggregate surrender charge applied under the policy exceed nine percent (9.0%) of the total premium payments.

Exceptions to Surrender Charges

We will not assess a surrender charge:

(a)

on amounts you withdraw in any Policy Year that are less than or equal to the greatest of (i) ten percent (10%) of the Accumulation Value at the beginning of the Policy Year (or ten percent (10%) of the premium payment if the withdrawal is made in the first Policy Year) less any prior partial withdrawals made during the Policy Year that were free of Surrender Charges; (ii) ten percent (10%) of the current Accumulation Value, less any prior partial withdrawals made during the Policy Year that were free of Surrender Charges; or (iii) that portion of the Accumulation Value at the time of the withdrawal that exceeds the premium payments.

(b)	if NYLIAC cancels the policy;

(c)	when we pay proceeds upon the death of the policyowner;

(d)	if you exercise your right to cancel your policy during the Free Look period;

(e)	when you select an Income Payment option involving life income in any Policy Year after the first Policy Anniversary;

(f)

when a required minimum distribution calculated based on the value of the policy is made under a Qualified Policy or an Inherited Non-Qualified policy (this amount will, however, count against the first exception);

(g)	on withdrawals you make under the Living Needs Benefit/Unemployment Rider;

(h)	on monthly or quarterly periodic partial withdrawals made pursuant to Section 72(t)(2)(A)(iv) of the Code; and

(i)	when the aggregate surrender charges under a policy exceed 9.0% of the total premium payments.

Other Charges

(a) Mortality and Expense Risk and Administrative Costs Charge

Prior to the Annuity Commencement Date, we deduct a charge from the assets of the Separate Account to compensate us for certain mortality and expense risks and administrative costs (M&E Charge) we assume under the policies and for providing policy administration services. You may choose to have the M&E Charge assessed based on either the Accumulation Value of the policy or the Adjusted Premium Payments.

We reduce the M&E Charge at the end of the period during which a surrender charge applies to the initial premium payment (the “Surrender Charge Period”).

For Accumulation Value based policies we assess the following M&E Charges:

•	During the Surrender Charge Period for the initial premium, the M&E Charge is 1.20% (annualized) of the daily average Variable Accumulation Value.

•	After the end of the Surrender Charge Period for the initial premium, the M&E Charge is 1.00% (annualized) of the daily average Variable Accumulation Value.

For Premium based policies we assess the following M&E Charges, which are deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter (excluding premiums allocated to the Fixed Account that are not transferred to the Investment Divisions):

•	During the Surrender Charge Period for the initial premium, the M&E Charge is 1.30% (annualized) of the Adjusted Premium Payments.

•	After the end of the Surrender Charge Period for the initial premium, the M&E Charge is 1.10% (annualized) of the Adjusted Premium Payments.

For Accumulation Value based M&E Charge policies, the M&E Charge may vary based on the Accumulation Value of the policy when the M&E Charge is deducted. In most jurisdictions, for Premium based M&E Charge policies, the M&E Charge is assessed based on the Adjusted Premium Payments and will not vary with fluctuations in the policy’s Accumulation Value. We guarantee that this charge will not increase. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these proceeds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses.

The amount of Premium based M&E Charges deducted from your Accumulation Value will be unaffected by fluctuations in market performance. In a rising market, the Premium based M&E Charge structure will benefit the policyowner because the Premium based M&E Charge, when measured as a percentage of separate account assets, will be reduced. In a flat or declining market, the Premium based M&E Charge structure will result in an increase in the charge when measured against separate account assets. The amount of Accumulation Value based M&E Charges assessed to your policy will be affected by fluctuations in market performance. However, the Accumulation Value based M&E Charge structure may be more advantageous in a flat or declining market.

The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more Income Payments than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each policy, will differ from actual mortality experience. Lastly, we assume a mortality risk that, at the time of death, the guaranteed minimum death benefit will exceed the policy’s Accumulation Value. The expense risk assumed is the risk that the cost of issuing and administering the policies will exceed the amount we charge for these services. We expect to make a profit from this charge, which we may use for any purpose.

Please confirm with your registered representative that both M&E Charge options are available.

(b) Policy Service Charge

We deduct an annual policy service charge of $30 each Policy Year on the Policy Anniversary and upon surrender of the policy if on the Policy Anniversary and date of surrender the Accumulation Value is less than $100,000. We deduct the annual policy service charge from each Allocation Option and the DCA Advantage Account, if applicable, in proportion to its percentage of the Accumulation Value on the Policy Anniversary or date of surrender. This charge is designed to cover the costs for providing services under the policy such as collecting, processing and confirming premium payments and establishing and maintaining the available methods of payment.

(c) Investment Preservation Rider – FP Series Charge

The IPR is available only at the time of application in jurisdictions where approved. If you purchase the IPR we deduct a charge each policy quarter that the rider is in effect based on the amount that is guaranteed. We deduct this charge beginning with the first policy quarter after the Rider Effective Date. (See “RIDERS-Investment Preservation Rider – FP Series (optional).”) Usually, we deduct the charge from each Allocation Option in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable policy quarter.

The guaranteed maximum annual charge ranges from 1.50% to 2.00% of the amount that is guaranteed, depending on the Holding Period you choose. We may set a lower charge at our sole discretion.

The current charge ranges from 0.50% to 1.00% of the amount that is guaranteed, applied on a quarterly basis (0.125% to 0.25% per quarter), depending on the Holding Period you choose.

If you reset the amount that is guaranteed, a new charge for the IPR may apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated guaranteed maximum. The charge in effect on the Rider Effective Date or on the Rider Reset Effective Date of any reset will not change after the date the rider (or any reset) becomes effective, unless you again reset the amount that is guaranteed. After a reset, we will continue to deduct the current charge until the first policy quarter following the Rider Reset Effective Date.

(d) Fund Charges

The value of the assets of the Separate Account will indirectly reflect the Funds’ total fees and expenses. The Funds’ total fees and expenses are not part of the policy. They may vary in amount from year to year. These fees and expenses are described in detail in the relevant Fund’s prospectus and/or SAI.

Certain Eligible Portfolios may also impose liquidity or redemption fees on withdrawals (including transfers) pursuant to SEC rules, including Rules 2a-7 or 22c-2 under the Investment Company Act of 1940. In such cases, we would administer the Fund fees and deduct them from your Accumulation Value or transaction proceeds.

(e) Transfer Fees

Currently, we do not charge for transfers under the policy. However, we reserve the right to charge up to $30 for each transfer after the first 12 in a given Policy Year, subject to any applicable state insurance law requirements. The charge is to compensate us for the expense of processing the transfer. The transfer charge, if applicable, will be assessed at the time that the transfer is processed. Each time you request a transfer, we will assess the transfer charge, if applicable. Separate requests submitted on the same day will each be treated as separate transfers.

Transfers made under traditional Dollar Cost Averaging, Interest Sweep, the DCA Advantage Account and Automatic Asset Rebalancing do not count toward this transfer limit.

(f) Annual Death Benefit Reset (ADBR) Rider Charge

If you purchase the ADBR Rider, we will deduct a charge each policy quarter that the Rider is in effect based on the amount that is guaranteed as of the last Reset Anniversary, less any Reset Value Proportional Reductions. In most jurisdictions, this charge will be deducted from each Investment Division, the DCA Advantage Account and the Fixed Account, in proportion to its percentage of the Accumulation Value of the applicable quarter and will not reduce your Adjusted Premium Payments. However, for policies issued in New York, this charge will be deducted only from the Variable Accumulation Value. This charge will continue to be deducted while the policy remains in-force.

The current charge for the ADBR Rider, for policyholders of all ages, is 0.25% per year (0.0625% per quarter).

Group and Sponsored Arrangements

For certain group or sponsored arrangements, we may reduce the surrender charge and the policy service charge or change the minimum initial and additional premium payment requirements. Group arrangements include those in which a trustee or an employer, for example, purchases policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell policies to its employees or retirees on an individual basis.

Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy policies or that have been in existence less than six months will not qualify for reduced charges.

We will make any reductions according to our rules in effect when an application or enrollment form for a policy is approved. We may change these rules from time to time. Any variation in the surrender charge or policy service charge will reflect differences in costs or services and will not be unfairly discriminatory.

Taxes

NYLIAC may, where premium taxes are imposed by state law, deduct such taxes from your policy either: (i) when a surrender or cancellation occurs, or (ii) at the Annuity Commencement Date. Applicable premium tax rates depend upon such factors as your current state of residency, and the insurance laws and NYLIAC’s status in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

We may in the future seek to amend the policies to deduct premium taxes when a premium payment is received.

Under present laws, NYLIAC will also incur state and local taxes (in addition to the premium taxes described above) in several states. NYLIAC may assess charges for such taxes.

NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the Separate Account reserves under the policies. (See “FEDERAL TAX MATTERS.”) Based upon these expectations, no charge is being made currently for corporate federal income taxes which may be attributable to the Separate Account. Such a charge may be made in future years for any federal income taxes NYLIAC incurs.

DISTRIBUTIONS UNDER THE POLICY

Surrenders and Withdrawals

You can make partial withdrawals, periodic partial withdrawals, hardship withdrawals or surrender the policy to receive part or all of the Accumulation Value at any time before the Annuity Commencement Date and while the Annuitant is living. To request a surrender or withdrawal, you can send a written request in Good Order to the New York Life Annuities Service Center at one of the addresses listed on Question 15 of this Prospectus, or utilize any other method we make available. E-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. If the request is in Good Order, the amount available for withdrawal is the Accumulation Value at the end of the Business Day that the New York Life Annuities Service Center receives the written request, less any surrender charges, taxes that we may deduct, and the annual policy service charge, if applicable. If you have not provided us with a written election not to withhold federal income taxes at the time you make a withdrawal or surrender request, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal. We will remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. You can also request a partial withdrawal online at www.newyorklifeannuities.com. Currently, online withdrawals are subject to dollar limits as set by NYLIAC. NYLIAC will pay all surrenders or withdrawals within seven days of receipt of all required information in Good Order (including documents necessary to comply with federal and state tax law), subject to postponement in certain circumstances. (See “DISTRIBUTIONS UNDER THE POLICY-Delay of Payments.”)

Since you assume the investment risk with respect to amounts allocated to the Separate Account and because certain surrenders or withdrawals are subject to a surrender charge and premium tax deduction, the total amount paid upon surrender of the policy (taking into account any prior withdrawals) may be more or less than the total premium payments made.

Surrenders and withdrawals may be taxable transactions, and the Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) In addition, taxable surrenders and withdrawals may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)

(a) Surrenders

We may deduct a surrender charge, any state premium tax and if applicable, the annual policy service charge, from the amount paid. We will pay the proceeds in a lump sum to you unless you elect a different Income Payment method. If your address or bank account information has been on file with us for less than 30 days, we may require additional verification of your identity, in Good Order, before we will process a request to send surrender proceeds electronically to that bank account or through the mail to that address. For requests to surrender amounts equal to or greater than $50,000, we may require a notarized confirmation of the owner(s) signature. (See “DISTRIBUTIONS UNDER THE POLICY- Income Payments.”) Surrenders may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”)

(b) Partial Withdrawals

The minimum amount that can be withdrawn is $500, unless we agree otherwise. We will withdraw the amount from the Allocation Options in accordance with your request. However, if you do not specify how to allocate a partial withdrawal among the Allocation Options or if the IPR is in effect, we will deduct the partial withdrawal on a pro-rata basis. Your requested partial withdrawal will be effective on the date we receive your request in Good Order at the New York Life Annuities Service Center or online at www.newyorklifeannuities.com. However, if that day is not a Business Day or if your request is received after the close of the NYSE, then the requested partial withdrawal will be effective on the next Business Day. Generally, we will pay the partial withdrawal within seven days of that date. Partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”)

If the requested partial withdrawal is equal to the value in any of the Allocation Options from which the partial withdrawal is being made, we will pay the entire value of that Allocation Option and/or the DCA Advantage Account, less any surrender charge that may apply to you. If honoring a partial withdrawal request would result in an Accumulation Value that would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy and pay you the Accumulation Value in a single sum, subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

Also note that partial withdrawal requests for amounts equal to or greater than $50,000 must be received in Good Order and we may require a notarized confirmation of the Owner(s) signature. If your address or bank account information has been on file with us for less than 30 days, we may require the request in writing or require additional verification of your identity, in a means acceptable to us, before we will process a request to send partial withdrawal proceeds electronically to that bank account or through the mail to that address. In addition, partial withdrawal requests made from policies that are less than 90 days old or that had an ownership change within 30 days of such partial withdrawal request must be made in writing and sent to the New York Life Annuities Service Center at one of the addresses noted in Question 15 of this Prospectus. E-mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion.

It is important to note that any withdrawal reduces the Guaranteed Amount and death benefit proportionally.

(c) Periodic Partial Withdrawals

You may elect to receive regularly scheduled partial withdrawals from the policy. These periodic partial withdrawals may be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals and the day of the month for the withdrawals to be made (may not be the 29th, 30th or 31st of a month). We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day or does not exist in that month). To process periodic partial withdrawals, you must send a written request in Good Order to the New York Life Annuities Service Center at one of the addresses listed in Question 15 of this Prospectus. NYLIAC must receive a request in writing no later than five Business Days prior to the date the withdrawals are to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the withdrawals will begin on the day of the month you specify in the month following the receipt of your request. E-mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion. You must specify the Allocation Options from which the periodic partial withdrawals will be made. The minimum amount under this feature is $100, or such lower amount as we may permit. Periodic partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) If you do not specify otherwise, we will withdraw money on a pro-rata basis from each Investment Division and/or the Fixed Account. You may not make periodic partial withdrawals from the DCA Advantage Account.

You can elect to receive “Interest Only” periodic partial withdrawals for the interest earned on monies allocated to the Fixed Account. This option is not available for policies issued in the State of New York. If this option is chosen, the $100 minimum for periodic partial withdrawals will be waived. However, you must have at least $5,000 in the Fixed Account at the time of each periodic partial withdrawal, unless we agree otherwise.

It is important to note that any withdrawal reduces the Guaranteed Amount and death benefit proportionally.

(d) Hardship Withdrawals

Under certain Qualified Policies, the Plan Administrator (as defined in Code Section 414(g)) may allow, in its sole discretion, certain withdrawals it determines to be “Hardship Withdrawals.” The surrender charge and 10% penalty tax, if applicable, and provisions applicable to partial withdrawals apply to Hardship Withdrawals.

Required Minimum Distribution Option

As of January 1, 2020, the age when required distributions must begin for IRAs and SEP IRAs has increased from age 70 1⁄2 to 72. This change only applies if you attain age 70 1⁄2 on or after January 1, 2020. For IRAs and SEP IRAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 72. For Inherited IRAs and Inherited Roth IRAs, a policyowner who is an Eligible Designated Beneficiary is required to take the first required minimum distribution on or before December 31 of the calendar year following the year of the original owner’s death. For Inherited Non-Qualified policies, the policyowner is required to take the first required minimum distribution prior to the first anniversary of the original owner’s death.

The Coronavirus Aid, Relief and Economic Security Act waives the required minimum distribution rules for calendar year 2020 for (i) plans (including 401(k) plans) qualified under Code Section 401, (ii) defined contribution plans described in Code Sections 403(a) and 403(b), (iii) eligible governmental defined contribution plans described in Code Section 457(b) and (iv) IRAs described in Code Section 408. In addition, distributions which are required to be made in calendar year 2020 by reason of a required beginning date occurring in such calendar year and such distribution not having been made before January 1, 2020 are also waived.

Our Right to Cancel

If we do not receive any premium payments for a period of two years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and, provided that you are not older than the maximum age for making a premium payment as stated on the Policy Data Page, give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

Annuity Commencement Date

The Annuity Commencement Date is the date specified on the Policy Data Page. The Annuity Commencement Date is the day that Income Payments are scheduled to commence (sometimes referred to as annuitization of the policy) unless the policy has been surrendered or an amount has been paid as proceeds to the designated Beneficiary prior to that date. The earliest possible Annuity Commencement Date is the first Policy Anniversary. If we agree, you may change the Annuity Commencement Date to an earlier date. If we agree, you may also defer the Annuity Commencement Date to a later date, provided that we receive notice in a form acceptable to us (or as required under state law) of the request at least one month before the last selected Annuity Commencement Date. To request to change or defer the Annuity Commencement Date to a later date, subject to the constraints noted above, you must provide notice in a form acceptable to us (or as required under state law) in Good Order to the New York Life Annuities Service Center at one of the addresses listed in Question 15 of this Prospectus.

The Annuity Commencement Date and Income Payment method for Qualified Policies and Inherited Non-Qualified policies may also be controlled by endorsements, the plan, or applicable law.

Death Before Annuity Commencement

Unless amended by any rider attached to the policy, if the Owner dies prior to the Annuity Commencement Date, we will pay an amount as proceeds to the designated Beneficiary, as of the date the New York Life Annuities Service Center receives proof of death and all other required information in Good Order at one of the addresses listed in Question 15 of this Prospectus. With a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. The amount will be the greatest of:

(a)	the Accumulation Value; or

(b)	the Return of Premium Death Benefit; or

(c)	the Step-up Death Benefit (for policies applied for 5/1/2020 and after).

We will make payments in a lump sum to the Beneficiary unless you have elected or the Beneficiary elects otherwise in a signed written notice in Good Order. If such an election is properly made, we will apply all or part of these proceeds:

(i)	under a life Income Payment option to provide an immediate annuity for the Beneficiary who will be the policyowner and Annuitant; or

(ii)	under another Income Payment option we may offer at the time.

Payments under the annuity or under any other method of payment we make available must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary at the time of the policyowner’s death (as determined for federal tax purposes), and must begin within one year after the policyowner’s death. (See “DISTRIBUTIONS UNDER THE POLICY-Income Payments.”) If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion from each Investment Division, the Fixed Account and the DCA Advantage Account in which the policy is invested as of the date we receive proof of death and all requirements necessary to make the payment to that Beneficiary. We will keep the remaining balance in the policy to pay the other Beneficiaries. Due to market fluctuations, the remaining Accumulation Value may increase or decrease and we may pay subsequent Beneficiaries a different amount. Beneficiary(ies) may not make transfers between Investment Divisions of the Separate Account, the Fixed Account or any other investment option that we may offer at any time.

If your spouse (as defined under Federal law) is designated as the sole primary Beneficiary, we can pay the proceeds to the surviving spouse if you die before the Annuity Commencement Date or the policy can continue with the surviving spouse as (a) the new policyowner and, (b) the Annuitant, if you were the Annuitant. For policies with one Annuitant, if the Annuitant is not an Owner and the Annuitant dies before the Annuity Commencement Date, when we receive proof of death for the Annuitant, the Owner will become the Annuitant, and the policy will continue. If the policy is jointly owned, the first Owner named will become the Annuitant.

We will make any distribution or application of policy proceeds within 7 days after the New York Life Annuities Service Center receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place at one of the addresses listed in Question 15 of this Prospectus, subject to postponement in certain circumstances. (See “DISTRIBUTIONS UNDER THE POLICY-Delay of Payments.”)

Income Payments

(a) Election of Income Payment Options

On the Annuity Commencement Date, the Accumulation Value will be applied to provide a monthly Income Payment. We will make Income Payments under the Life Income – Guaranteed Period Payment Option. (See “ANNUITY PAYMENTS” in the Statement of Additional Information.) However, on or before the Annuity Commencement Date, you can elect to receive Income Payments under such other option we may offer at that time where permitted by state laws. We will require that a lump sum payment be made if the Accumulation Value is an amount that would provide Income Payments of less than $20 a month on the Annuity Commencement Date. If a life Income – Guaranteed Period Payment Option is not chosen, you may change the Income Payment option or request any other method of payment we agree to at any time before the Annuity Commencement Date. To change the Income Payment option or to request another method of payment prior to the Annuity Commencement Date, you must send a written request in Good Order to the New York Life Annuities Service Center at one of the addresses listed in Question 15 of this Prospectus. However, once payments begin, you may not change the option. If a life Income Payment Option is chosen, we may require proof of birth date before Income Payments begin. For Income Payment options involving life income, the actual age of the Annuitant(s) will affect the amount of each payment. Since payments based on older Annuitants are expected to be fewer in number, the amount of each annuity payment should be greater. We will make payments under the Life Income Guaranteed Period Payment Option in the same specified amount and over the life of the Annuitant(s) with a guarantee of 10 years of payments, even if an Annuitant dies sooner. NYLIAC does not currently offer variable Income Payment options.

A policyholder may elect to apply a portion of the Accumulation Value toward one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. A partial annuitization will reduce the benefits provided under the policy. The Accumulation Value will be reduced by the amount placed under one of the Income Payment options we may offer. Under a partial annuitization, the policy’s Accumulation Value, any riders under the policy and any charges assessed will be treated the same as they would under any other withdrawal from the policy’s Accumulation Value, except that surrender charges will not be assessed. (See “FEDERAL TAX MATTERS.”) Partial annuitization is not available for Inherited Non-Qualified or Inherited Roth IRA policies.

It is important to note that partial annuitizations reduce the Guaranteed Amount and death benefit proportionally.

Under Income Payment options involving life income, the Payee may not receive Income Payments equal to the total premium payments made under the policy if the Annuitant dies before the actuarially predicted date of death. We base Income Payment options involving life income on annuity tables that vary on the basis of gender, unless the policy was issued under an employer sponsored plan or in a state which requires unisex rates.

Taxable Income Payments may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)

(b) Proof of Survivorship

We may require satisfactory proof of survival from time to time, before we pay any Income Payments or other benefits. We will request the proof at least 30 days prior to the next scheduled payment date.

Delay of Payments

We will pay any amounts due from the Separate Account under the policy within seven (7) days of the date the New York Life Annuities Service Center receives all documents (including documents necessary to comply with federal and state tax law) in connection with a payment request at one of the addresses listed in Question 15 of this Prospectus.

Situations where payment may be delayed:

1.	We may delay payment of any amounts due from the Separate Account under the policy and transfers among Investment Divisions during any period that:

(a)

The New York Stock Exchange (“NYSE”) is closed, for other than usual weekends or holidays; trading is restricted by the Securities and Exchange Commission (SEC); or the SEC declares that an emergency exists;

(b)	The SEC, by order, permits us to delay payment in order to protect our policyowners; or

(c)	The check used to pay the premium has not cleared through the banking system. This may take up to fifteen (15) days.

2.

We may delay payment of any amounts due from the Fixed Account and/or the DCA Advantage Account. When permitted by law, we may defer payment of any partial withdrawal or full surrender request for up to six months from the date of surrender from the Fixed Account and/or the DCA Advantage Account. We will pay interest of at least 1.0% per year on any partial withdrawal or full surrender request deferred for 30 days or more.

3.

Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or “freeze” a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, partial withdrawals, surrenders or death benefits. If a policy or an account is frozen, the Accumulation Value would be moved to a special segregated interest-bearing account and held in that account until we receive instructions from the appropriate federal regulator.

Designation of Beneficiary

You may select one or more Beneficiaries and name them in the application. Thereafter, before the Annuity Commencement Date and while you are living, you may change the Beneficiary by written notice in Good Order sent to one of the addresses listed in Question 15 of this Prospectus or you can utilize any other method we make available. If before the Annuity Commencement Date, the Annuitant dies while you are still living, you will become the new Annuitant under the policy. If you are the Annuitant, the proceeds pass to your Beneficiary.

If no Beneficiary for any amount payable, or for a stated share, survives you, the right to this amount or this share will pass to your estate. Payment of the proceeds will be made in a single sum to your estate. If any Beneficiary dies at the same time as you, or within fifteen (15) days after your death, but before we receive proof of death and all claim information in Good Order, we will pay any amount payable as though the Beneficiary died first.

Every state has unclaimed property laws, which generally declare an annuity policy to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or the date the death benefit is due and payable. If, after a thorough search, we are unable to locate you after your policy’s Annuity Commencement Date, or if we are unable to locate your Beneficiary if you die before the Annuity Commencement Date, or you or the Beneficiary do not come forward to claim the policy proceeds or death benefit in a timely manner, the proceeds or death benefit may be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the annuitant last resided, as shown on our books and records, or to Delaware (our state of domicile). This escheatment is revocable, however, and the state is obligated to pay back the escheated amount if you or your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designation, including addresses, if and as they change. Please contact us at 1-800-762-6212, or send written notice to one of the addresses in Question 15 of the Prospectus.

THE FIXED ACCOUNT

The Fixed Account is backed by assets in NYLIAC’s general account, which includes all of NYLIAC’s assets except those assets specifically allocated to NYLIAC’s separate accounts. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws and is generally not subject to their provisions. Therefore, generally you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account. These disclosures regarding the Fixed Account may be subject to certain applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

(a) Interest Crediting

NYLIAC guarantees that it will credit interest at an annual effective rate of at least the minimum guaranteed interest rate stated on the Policy Data Page of your policy, to amounts allocated or transferred to the Fixed Account under the policies. As of the date of this Prospectus, the guaranteed minimum interest rate is 0.05%. Please contact your registered representative for the current guaranteed minimum interest rate. We credit interest on a daily basis. NYLIAC may, at its sole discretion, credit a higher rate or rates of interest to amounts allocated or transferred to the Fixed Account.

Interest rates will be set on the anniversary of each premium payment or transfer. All premium payments, and additional amounts (including transfers from other Investment Divisions) allocated to the Fixed Account, plus prior interest earned on such amounts, will receive their applicable interest rate for one-year periods from the anniversary on which the allocation or transfer was made. The Fixed Account Accumulation Value will never be less than the Fixed Account portion of the Nonforfeiture Value.

(b) Transfers Between the Fixed Account and Investment Divisions or an Asset Allocation Model

Generally, you may transfer amounts from the Fixed Account (if applicable) to the Investment Divisions or an available Asset Allocation Model up to thirty (30) days prior to the Annuity Commencement Date, subject to the following conditions.

1. The maximum amount you are allowed to transfer from the Fixed Account to the Investment Divisions or an available Asset Allocation Model, including Interest Sweep transfers, during any Policy Year while the surrender charge period for the initial premium payment is in effect is 25% of the highest attained Fixed Account Accumulation Value as of the beginning of each Policy Year. When the surrender charge period is no longer in effect, the maximum amount that you are allowed to transfer from the Fixed Account to the Investment Divisions or an Asset Allocation Model may not exceed 50% of the highest attained Fixed Account Accumulation Value as of the beginning of each Policy Year, regardless of any new surrender charge periods applicable to additional premium payments. The highest attained Fixed Account Accumulation Value will decrease by the amount of any withdrawals made from the Fixed Account, and increase by the amount of any additional premium payments made to the Fixed Account. When the Fixed Account Accumulation Value is zero, all previous Fixed Account Accumulation values are disregarded, and the next premium payment to the Fixed Account will then be considered the highest attained Fixed Account Accumulation Value until a subsequent anniversary results in a higher balance.

2. The remaining value in the Fixed Account after a transfer from the Fixed Account to the Investment Divisions or an available Asset Allocation Model must be at least $25. If, after a contemplated transfer, the remaining value in the Fixed Account would be less than $25, that amount must be included in the transfer, unless NYLIAC in its discretion permits otherwise. We determine amounts transferred from the Fixed Account on a first-in, first-out (FIFO) basis, for purposes of determining the rate at which we credit interest on amounts remaining in the Fixed Account.

3. For Premium Based M&E Charge policies, transfers are not allowed into the Fixed Account.

4. For Account Value based M&E Charge policies, transfers from the Investment Divisions to the Fixed Account must be at least $500.

For Premium based M&E Charge policies, premium payments transferred from the Fixed Account to the Investment Divisions or an Asset Allocation Model are subject to a Mortality and Expense Risk and Administrative Costs Charge.

Except as part of an existing request relating to traditional Dollar Cost Averaging, the DCA Advantage Account, if applicable, or Interest Sweep, you may not transfer money into the Fixed Account if you made a transfer out of the Fixed Account during the previous six-month period.

You must make transfer requests in writing in Good Order and sent to the New York Life Annuities Service Center at one of the addresses listed in Question 15 of this Prospectus or by telephone in accordance with established procedures or through our online service at www.newyorklifeannuities.com. E-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion.

We will deduct partial withdrawals and apply any surrender charges to the Fixed Account on a FIFO basis (i.e., from any value in the Fixed Account attributable to premium payments or transfers from Investment Divisions or an Asset Allocation Model in the same order in which you allocated such payments or transfers to the Fixed Account during the life of the policy).

THE DCA ADVANTAGE ACCOUNT

Like the Fixed Account, the DCA Advantage Account is also held in NYLIAC’s general account. The DCA Advantage Account is not registered under the federal securities laws. The information contained in the first paragraph under “THE FIXED ACCOUNT” applies equally to the DCA Advantage Account.

NYLIAC will set interest rates in advance for each date on which we may receive a premium payment to the DCA Advantage Account. We will never declare less than the minimum guaranteed interest rate stated on the Policy Data Page of your policy. If you choose to allocate your initial premium payment to the DCA Advantage Account, the initial premium, and any subsequent premium payments we receive for an initial DCA Advantage Account that is already open, will earn interest at the rate in effect on the date you signed your application. If an additional premium payment is allocated to the DCA Account after the duration of the initial account has expired, the DCA Advantage Account will be re-activated and will earn interest at the rate in effect on the Business Day we receive the premium payment. Interest rates for subsequent premium payments made into the DCA Advantage Account may be different from the rate applied to prior premium payments made into the DCA Advantage Account. The DCA Advantage Account Accumulation Value will never be less than the DCA Advantage Account portion of the Nonforfeiture Value.

The annual effective rate that we declare is credited only to amounts remaining in the DCA Advantage Account. We credit the interest on a daily basis. Because money is periodically transferred out of the DCA Advantage Account, amounts in the DCA Advantage Account will not achieve the declared annual effective rate. Please note that interest credited under the DCA Advantage Account will exceed the actual investment earnings of NYLIAC less appropriate risk and expense adjustments. Excess interest amounts credited to the DCA Advantage Account will be recovered by fees and charges associated with the Investment Divisions in later Policy Years. The interest credited in later Policy Years may be less than that for the first Policy Year.

FEDERAL TAX MATTERS

Introduction

The following discussion is general and is not intended as tax advice. We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. A Non-Qualified Policy can provide for retirement income other than through a tax-qualified plan. Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 219, 408 or 408A of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC’s tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a tax adviser before making a premium payment. This discussion is based upon NYLIAC’s understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.

Taxation of Annuities in General

The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policyowner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or partial withdrawals) or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policyowner of any deferred annuity policy who is not a natural person must include in income any increase in the excess of the policyowner’s Accumulation Value over the policyowner’s investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.

In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The “investment in the contract” generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a policy which is not excluded from the individual’s gross income. For policies issued in connection with qualified plans, the “investment in the contract” can be zero.

Generally, in the case of a withdrawal under a Non-Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the “investment in the contract” at that time. Any additional amount withdrawn is not taxable. On the other hand, upon a full surrender of a Non-Qualified Policy, if the “investment in the contract” exceeds the Accumulation Value (less any surrender charges), the loss is treated as an ordinary loss for federal income tax purposes. However, limitations may apply to the amount of the loss that may be deductible.

Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the “investment in the contract” will be taxed. After the investment in the Policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the “investment in the contract” bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the Annuitant’s final tax return.

Effective for amounts received in taxable years beginning after December 31, 2010, a policyowner may elect to apply a portion of the Accumulation Value towards one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. If a policyowner chooses to partially annuitize a policy, the resulting payments will be taxed as fixed Income Payments described above, only if such payments are received for one of the following periods: (1) the annuitant’s life (or the lives of the joint annuitants, if applicable), or (2) a period of 10 years or more. Provided such requirements are met, the “investment in the contract” will be allocated pro rata between each portion of the policy from which amounts are received as an annuity and the portion of the policy from which amounts are not received as an annuity.

In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the policyowner attains age 59 1⁄2, (2) made as a result of the policyowner’s (or, where the policyowner is not an individual, the Annuitant’s) death, (3) made as a result of the policyowner’s disability, (4) which are part of a series of substantially equal periodic payments (at least annually) made for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and his or her designated beneficiary, or (5) received from an Inherited IRA. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy. For more details regarding this penalty tax and other exemptions that may be applicable, including those related to COVID-19, please consult a tax adviser.

All non-qualified, deferred annuity contracts issued by NYLIAC (or its affiliates) to the same policyowner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includible in an individual’s gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same policyowner. Accordingly, a policyowner should consult a tax adviser before purchasing more than one policy or other annuity contract.

A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policyowner, may result in certain income or gift tax consequences to the policyowner. A policyowner contemplating any transfer or assignment of a policy should consult a tax adviser with respect to the potential tax effects of such a transaction.

3.8 Percent Tax on Certain Investment Income

In general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012 the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations, which were finalized in 2013. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of the policy, distributions or withdrawals from the policy or the exercise of other rights and features under the annuity contract.

Partial Section 1035 Exchanges

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract or a long-term care insurance policy. The IRS has issued guidance which provides that the direct transfer of a portion of an annuity contract into another annuity contract can qualify as a tax-free exchange, provided that no amounts (other than annuity payments made for life or for a term of at least 10 years) are distributed from either contract involved in the exchange for 180 days following the date of the transfer. If a taxpayer takes a distribution during this 180-day waiting period, the IRS guidance provides that the IRS will apply general tax principles to determine the tax treatment of the transfer and/or the distribution (e.g., in appropriate circumstances, as taxable “boot” or as a taxable distribution, effectively negating the tax-free exchange).

This IRS guidance, however, does not address the tax treatment of a partial exchange of an annuity contract for a long-term care insurance policy. Although we believe that taking a distribution or withdrawal from the Contract described in this prospectus within 180 days of a partial exchange of such Contract for a long-term care insurance policy should not cause such prior partial exchange to be treated as taxable, there can be no assurance that the IRS will not expand the 180-day rule described above to partial exchanges of an annuity contract for a long-term care insurance policy, or that the IRS will not provide other guidance with respect to such partial exchanges. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Inherited Non-Qualified Policies

An Inherited Non-Qualified Annuity is an annuity contract that is held for the benefit of the beneficiary of a deceased annuity contract owner in order to distribute death proceeds of a non-qualified annuity to the beneficiary over that beneficiary’s life expectancy in accordance with the required distribution rules of IRC Section 72(s).

The source of the funds used to purchase an Inherited Non-Qualified Annuity must be a 1035 exchange of (i) death benefit proceeds payable to the beneficiary under a non-qualified annuity contract, or (ii) an Inherited Non-Qualified Annuity contract under which the beneficiary is currently taking required distributions based upon his or her life expectancy in accordance with IRC Section 72(s)(2).

In order to exchange the original contract, the original owner of the contract must have died before the annuity commencement date. The death benefit proceeds of the original contract must be transferred directly to NYLIAC. Payments under this Policy will be calculated using the RMD method described in IRS Revenue Ruling 2002-62. The Annuitant must irrevocably elect and commence payments of his or her required distributions under the Policy no later than one year after the death of the owner of the original contract and the Annuitant must receive the entire required distribution by December 31st of the year in which payments under the Policy commence. If more than one year has elapsed since the original owner’s death, you are eligible for a NYLIAC Inherited Non-Qualified Annuity only if you started to receive required distributions under IRC Section 72(s) from the original contract or from another Inherited Non-Qualified Annuity within one year of the original owner’s death and you have taken the required distribution for the current and, if applicable, all prior years.

The Policy will be titled in the beneficiary’s name as beneficiary of the deceased owner and cannot be transferred. The beneficiary must be the Annuitant, and the Annuitant cannot be changed. Additional Purchase Payments cannot be applied to the Policy. Additional special rules apply to an Inherited Non-Qualified Annuity.

Qualified Policies

Qualified Policies are designed for use with retirement plans that qualify for special federal income tax treatment under Sections 219, 408, and 408A of the Code. The tax rules applicable to participants and beneficiaries in these plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1, 1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1⁄2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about the use of Qualified Policies with the plans described below. Policyowners and participants under these plans, as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under the plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of Qualified Policies should seek legal and tax advice regarding the suitability of the policy.

(a) Individual Retirement Annuities. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an “Individual Retirement Annuity” or “IRA”, including an employer-sponsored Simplified Employee Pension or “SEP”. Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into IRAs on a tax-deferred basis.

(b) Roth Individual Retirement Annuities. Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a “Roth Individual Retirement Annuity” or “Roth IRA.” Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Individuals generally may convert their existing non-Roth IRAs into Roth IRAs. Beginning in 2008, a direct rollover may also be made from an eligible retirement plan other than a non-Roth IRA (such as a qualified retirement plan or eligible governmental section 457 plan) to a Roth IRA provided applicable requirements are met. Such conversions and rollovers will be subject to income tax at the time of conversion or rollover.

(c) Inherited Roth IRAs. This policy may also be issued as an Inherited Roth IRA if, after the death of the owner of a Roth IRA who has satisfied his or her 5-year holding period requirement, the named Beneficiary (other than the Roth IRA owner’s spouse) directs that the Roth IRA death proceeds be transferred to a new policy issued as an Inherited Roth IRA.

(d) Inherited IRAs. The policy may also be issued as an inherited IRA if, after the death of the owner of an IRA, the named Beneficiary (other than the IRA owner’s spouse) directs that the IRA death proceeds be transferred to a new policy issued as an Inherited IRA. Beginning in 2007, a non-spouse beneficiary of an eligible retirement plan (such as a qualified retirement plan or eligible governmental section 457 plan) may, if all applicable requirements are met, directly rollover a distribution from such plan into an Inherited IRA. The named Beneficiary of the original IRA policy or eligible retirement plan (as the case may be) will become the Annuitant under the Inherited IRA and may generally exercise all rights under the Inherited IRA policy, including the right to name his or her own Beneficiary in the event of death.

Special tax rules apply to Inherited IRAs and Inherited Roth IRAs. The tax law does not permit additional premiums to be contributed to Inherited IRA and Inherited Roth IRA policies. Also, in order to avoid certain income tax penalties, a Required Minimum Distribution (“RMD”) must be withdrawn each year from inherited IRA and Inherited Roth IRA policies. The first RMD must be taken on or before December 31 of the calendar year following the year of the original IRA or Roth IRA owner’s or eligible retirement plan participants’ death. The Coronavirus Aid, Relief and Economic Security (CARES) Act waives required minimum distributions for 2020. See the discussion under DISTRIBUTIONS UNDER THE POLICY—REQUIRED MINIMUM DISTRIBUTION OPTION—for more information. The penalty tax equals 50% of the excess of the RMD amount over the amounts, if any, actually withdrawn from the Inherited IRA or Inherited Roth IRA during the calendar year. With respect to IRA and Roth IRA owners and defined contribution plan participants who die on or after January 1, 2020, any individual policyowner who is not an “Eligible Designated Beneficiary” must withdraw the entire account value by the end of the tenth year following the year of death. Eligible Designated Beneficiaries may withdraw the account value over their lives or a period not exceeding their life expectancies. Eligible Designated Beneficiaries include spouses, minor children (until they reach the age of majority), someone who is disabled or chronically ill (including certain trusts for the disabled or chronically ill), or an individual not more than 10 years younger than the original IRA owner or plan participant.

The Qualified Policies are subject to the RMD rules under Code section 401(a)(9) and the regulations issued thereunder. Under these rules, generally, distributions under your Qualified Policy must begin no later than the beginning date required by the Internal Revenue Service (“IRS”). The beginning date is determined by the type of Qualified Policy that you own. For each calendar year that an RMD is not timely made, a 50% excise tax is imposed on the amount that should have been distributed, but was not. The Coronavirus Aid, Relief and Economic Security (CARES) Act waives required minimum distributions for 2020. See the discussion under DISTRIBUTIONS UNDER THE POLICY—REQUIRED MINIMUM DISTRIBUTION OPTION—for more information.

Unless the distributions are made in the form of an annuity that complies with Code section 401(a)(9) and the regulations issued thereunder, the minimum amount required to be distributed for each calendar year is generally determined by dividing the value of the Qualified Policy as of the end of the prior calendar year by the applicable distribution period (determined under IRS tables).

Beginning in 2006, regulations under Code section 401(a)(9) provide a new method for calculating the amount of RMDs from Qualified Policies. Under these regulations, during the accumulation phase of the Qualified Policy, the actuarial present value of certain additional benefits provided under the policy (such as guaranteed death benefits) must be taken into account in calculating the value of the Qualified Policy for purposes of determining the annual RMD for the Qualified Policy. As a result, under these regulations, it is possible that, after taking account of the value of such benefits, there may not be sufficient Accumulation Value to satisfy the applicable RMD requirement. This generally will depend on the investment performance of your policy. You may need to satisfy such RMD from other tax-qualified plans that you own. You should consult with your tax advisor regarding these requirements and the implications of purchasing any riders or other benefits in connection with your Qualified Policy.

Taxation of Death Benefits

The tax treatment of amounts distributed from your contract upon the death of the policyowner or annuitant depends on whether the policyowner or annuitant dies before or after the Annuity Commencement Date. If death occurs prior to the Annuity Commencement Date, and the Beneficiary receives payments under an annuity payout option, the benefits are generally taxed in the manner described above for annuity payouts. If the benefits are received in a lump sum, they are taxed to the extent they exceed the remaining investment in the contract. If death occurs after the Annuity Commencement Date, amounts received by the Beneficiary are not taxed until they exceed the remaining investment in the contract.

DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors LLC (“NYLIFE Distributors”), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. (FINRA) as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302. We pay sales commissions to selling firms, a portion of which is then paid to registered representatives.

The policies are sold by registered representatives of broker-dealers that have selling agreements with NYLIFE Distributors and NYLIAC. Your registered representative may be qualified to offer many forms of life insurance, annuities, and other investment products which may include products of New York Life or its affiliates and products of other companies.

The selling broker-dealer, and in turn your registered representative, receive compensation for selling you the policy described in this prospectus, which may differ from the compensation paid by other companies for sales of their products. Differences in compensation have the potential to influence the recommendation made by your registered representative or broker-dealer. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells and on the specific payment arrangements of the relevant broker-dealer. The average commissions we pay to broker-dealers for sales of the policy described in this prospectus is not expected to exceed 8% of all premiums received.

No commissions were paid for New York Life Premier – FP Series policies during the fiscal year ended December 31, 2017. The total commissions paid for New York Life Premier—FP Series policies during fiscal years ended December 31, 2020, 2019 and 2018 were $6,315,679, $1,659,977 and $424,305, respectively.

Certain New York Life employees involved in the sales process may receive compensation related to the sale of products manufactured and issued by New York Life or its affiliates.

VOTING RIGHTS

The Funds are not required to and typically do not hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. Based on our current interpretation of applicable law, NYLIAC will vote the Eligible Portfolio shares held in the Investment Divisions at special shareholder meetings of the Funds in accordance with instructions we receive from persons having voting interests in the corresponding Investment Division. If, however, the federal securities laws are amended, or if NYLIAC’s present interpretation should change, and as a result, NYLIAC determines that it is allowed to vote the Eligible Portfolio shares in its own right, we may elect to do so.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Investment Divisions or to approve or disapprove an investment advisory contract for a Fund. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds associated with the available Investment Divisions, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard policyowner voting instructions, we will advise policyowners of our action and the reasons for such action in the next available annual or semi-annual report.

Prior to the Annuity Commencement Date, you hold a voting interest in each Investment Division to which you have money allocated. We will determine the number of votes which are available to you by dividing the Accumulation Value attributable to an Investment Division by the net asset value per share of the applicable Eligible Portfolios. We will calculate the number of votes which are available to you separately for each Investment Division. We will determine that number by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.

We will determine the number of votes of the Eligible Portfolio which are available as of the date established by the Portfolio of the relevant Fund. Voting instructions will be solicited by written or electronic communication prior to such meeting in accordance with procedures established by the relevant Fund.

If we do not receive timely instructions, we will vote those shares in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. As a result, a small number of policyholders may control the outcome of the vote. We will apply voting instructions to abstain on any item to be voted upon on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Eligible Portfolio.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for the SAI:

How to obtain a New York Life Premier Variable Annuity - FP Series Statement of Additional Information.

The New York Life Premier Variable Annuity – FP Series Statement of Additional Information is posted on our website, www.newyorklifeannuities.com. For a paper copy of the Statement of Additional Information, call (800) 762-6212 or send this request form to:

New York Life Annuities Service Center

P.O. Box 9859

Providence, RI 20940

Please send me a New York Life Premier Variable Annuity - FP Series Statement of Additional Information dated May 1, 2021:

Name

Address

City	State	Zip

APPENDIX 1

Model Portfolios, Investment Divisions and Asset Allocation Models available with IPR (available on or after May 1, 2018)

Option 1 - Franklin Templeton Model Portfolios

Moderately Aggressive		Moderate
100% Franklin Templeton Moderately Aggressive Model Portfolio		100% Franklin Templeton Moderate Model Portfolio
Moderately Conservative		Conservative
100% Franklin Templeton Moderately Conservative Model Portfolio		100% Franklin Templeton Conservative Model Portfolio

Option 2 - Choose Your Own Investment Divisions

Category A:
Minimum Allocation	30%
Maximum Allocation	100%

Subcategory I Funds (Minimum Allocation 10%)
MainStay VP Bond		PIMCO VIT Income Portfolio
MainStay VP MacKay Government		PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)
MainStay VP PIMCO Real Return		PIMCO VIT Low Duration Portfolio
MainStay VP U.S. Government Money Market		PIMCO VIT Total Return Portfolio
Fidelity® VIP Bond Index Portfolio

Subcategory II Funds
MainStay VP Floating Rate		BlackRock® High Yield V.I. Fund
MainStay VP MacKay High Yield Corporate Bond		Columbia Variable Portfolio — Emerging Markets Bond
MainStay VP MacKay Strategic Bond

Category B:
Minimum Allocation	0%
Maximum Allocation	70%

Category B Funds
MainStay VP Epoch U.S. Equity Yield		ClearBridge Variable Appreciation Portfolio
MainStay VP MacKay Convertible		DWS Alternative Asset Allocation VIP
MainStay VP MacKay S&P 500 Index		Fidelity® VIP ContrafundSM Portfolio
MainStay VP Wellington U.S. Equity		Fidelity® VIP Equity-Income PortfolioSM
MainStay VP Winslow Large Cap Growth		Fidelity® VIP Growth Opportunities Portfolio
American Funds IS Growth Fund		MFS® Investors Trust Series
American Funds IS Washington Mutual Investors Fund		MFS® Research Series

Category C:
Minimum Allocation	0%
Maximum Allocation	25%

Subcategory I Funds (Maximum Allocation 15%)

MainStay VP Small Cap Growth

MainStay VP Wellington Mid Cap

MainStay VP Wellington Small Cap

Columbia Variable Portfolio — Small Cap Value

Delaware VIP® Small Cap Value Series

Fidelity® VIP Mid Cap Portfolio

Invesco V.I. Main Street Small Cap Fund® Janus Henderson Enterprise Portfolio MFS® Mid Cap Value Portfolio Neuberger Berman AMT Mid Cap Growth Portfolio

Subcategory II Funds (Maximum Allocation 15%)

MainStay VP MacKay International Equity American Funds IS Global Small Capitalization Fund American Funds IS New World Fund® Fidelity® VIP Emerging Markets Portfolio	Fidelity® VIP International Index Portfolio Invesco V.I. International Growth Fund Janus Henderson Global Research Portfolio MFS® International Intrinsic Value Portfolio

Subcategory III Funds (Maximum Allocation 10%)

MainStay VP CBRE Global Infrastructure MainStay VP Fidelity Institutional AM® Utilities MainStay VP Natural Resources BNY Mellon IP Technology Growth Portfolio	Columbia Variable Portfolio — Commodity Strategy Fidelity® VIP Health Care Portfolio Morgan Stanley VIF U.S. Real Estate Portfolio

Option 3 - Asset Allocation Funds:

Category D:

Minimum Allocation    100%

Category D Asset Allocation Funds

MainStay VP Balanced

MainStay VP Conservative Allocation

MainStay VP Income Builder

MainStay VP Janus Henderson Balanced

MainStay VP Moderate Allocation

American Funds IS Asset Allocation Fund

BlackRock® Global Allocation V.I. Fund

Fidelity® VIP FundsManager® 60% Portfolio

Franklin Templeton Moderately Aggressive Model Portfolio

Franklin Templeton Moderate Model Portfolio

Franklin Templeton Moderately Conservative Model Portfolio

Franklin Templeton Conservative Model Portfolio

Option 4 - Asset Allocation Models (subject to availability)

Moderately Aggressive	Moderate

10% MainStay VP MacKay S&P 500 Index

10% DWS Alternative Asset Allocation VIP

  7% PIMCO VIT Total Return Portfolio

  7% MainStay VP MacKay High Yield Corporate Bond

  7% American Funds IS Washington Mutual Investors Fund

  7% MainStay VP Wellington Mid Cap

  6% MainStay VP Bond

  6% MFS® Investors Trust Series

  5% MainStay VP PIMCO Real Return

  5% Columbia Variable Portfolio — Emerging Markets Bond

  5% MFS® Research Series

  5% Fidelity® VIP Equity-Income PortfolioSM

  5% ClearBridge Variable Appreciation Portfolio

  5% MainStay VP MacKay International Equity

  5% American Funds IS New World Fund®

  5% MFS® International Intrinsic Value Portfolio

10% MainStay VP MacKay S&P 500 Index

10% DWS Alternative Asset Allocation VIP

  8% MainStay VP Bond

  7% PIMCO VIT Total Return Portfolio

  7% Fidelity® VIP Bond Index Portfolio

  7% MainStay VP MacKay High Yield Corporate Bond

  6% MainStay VP MacKay Government

  5% MainStay VP PIMCO Real Return

  5% Columbia Variable Portfolio — Emerging Markets Bond

  5% MFS® Investors Trust Series

  5% MFS® Research Series

  5% Fidelity® VIP Equity-Income PortfolioSM

  5% American Funds IS Washington Mutual Investors Fund

  5% MainStay VP Wellington Mid Cap

  5% American Funds IS New World Fund®

  5% MFS® International Intrinsic Value Portfolio

Moderately Conservative	Conservative

10% MainStay VP Bond

10% PIMCO VIT Total Return Portfolio

10% DWS Alternative Asset Allocation VIP

  9% Fidelity® VIP Bond Index Portfolio

  8% MainStay VP MacKay Government

  7% MainStay VP MacKay High Yield Corporate Bond

  6% MainStay VP PIMCO Real Return

  5% PIMCO VIT International Bond Port (U.S. Dollar-Hedged)

  5% Columbia Variable Portfolio — Emerging Markets Bond

  5% MainStay VP MacKay S&P 500 Index

  5% MFS® Investors Trust Series

  5% MFS® Research Series

  5% Fidelity® VIP Equity-Income PortfolioSM

  5% American Funds IS Washington Mutual Investors Fund

  5% MainStay VP Wellington Mid Cap

14% PIMCO VIT International Bond Port (U.S. Dollar-        Hedged)

12% MainStay VP Bond

11% PIMCO VIT Total Return Portfolio

10% MainStay VP MacKay Government

10% Fidelity® VIP Bond Index Portfolio

10% DWS Alternative Asset Allocation VIP

  7% MainStay VP PIMCO Real Return

  7% MainStay VP MacKay High Yield Corporate Bond

  5% Columbia Variable Portfolio — Emerging Markets Bond

  4% BlackRock® High Yield V.I. Fund

  4% American Funds IS Washington Mutual Investors Fund

  3% MFS® Research Series

  3% MainStay VP Wellington Mid Cap

APPENDIX 2

Investment Divisions, Model Portfolios and Asset Allocation Models available with IPR (available before May 1, 2018)

Option 1 - Choose Your Own Investment Divisions

Asset Allocation Categories:

Category A:
Minimum Allocation	30%
Maximum Allocation	100%

Category A Funds
MainStay VP Bond		BlackRock® High Yield V.I. Fund
MainStay VP Floating Rate		Columbia Variable Portfolio — Emerging Markets Bond
MainStay VP MacKay Government		Fidelity® VIP Bond Index Portfolio
MainStay VP MacKay High Yield Corporate Bond		PIMCO VIT Income Portfolio
MainStay VP MacKay Strategic Bond		PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)
MainStay VP U.S. Government Money Market		PIMCO VIT Low Duration Portfolio
PIMCO VIT Total Return Portfolio

Category B:
Minimum Allocation	0%
Maximum Allocation	70%

Category B Funds
MainStay VP Balanced		American Funds IS Growth Fund
MainStay VP Conservative Allocation		American Funds IS Washington Mutual Investors Fund
MainStay VP Epoch U.S. Equity Yield		BlackRock® Global Allocation V.I. Fund
MainStay VP Equity Allocation		ClearBridge Variable Appreciation Portfolio
MainStay VP Fidelity Institutional AM® Utilities		DWS Alternative Asset Allocation VIP
MainStay VP Growth Allocation		Fidelity® VIP ContrafundSM Portfolio
MainStay VP Income Builder		Fidelity® VIP FundsManager® 60% Portfolio
MainStay VP IQ Hedge Multi-Strategy		Fidelity® VIP Growth Opportunities Portfolio
MainStay VP Janus Henderson Balanced		Franklin Templeton Moderately Aggressive Model Portfolio
MainStay VP MacKay Convertible		Franklin Templeton Moderate Model Portfolio
MainStay VP MacKay S&P 500 Index		Franklin Templeton Moderately Conservative Model Portfolio
MainStay VP Moderate Allocation		Franklin Templeton Conservative Model Portfolio
MainStay VP Wellington U.S. Equity		MFS® Investors Trust Series
MainStay VP Winslow Large Cap Growth		MFS® Research Series
American Funds IS Asset Allocation Fund

Category C:
Minimum Allocation	0%
Maximum Allocation	10%

Category C Funds

MainStay VP CBRE Global Infrastructure

MainStay VP MacKay International Equity

MainStay VP Natural Resources

MainStay VP Small Cap Growth

MainStay VP Wellington Mid Cap

MainStay VP Wellington Small Cap

American Funds IS Global Small Capitalization Fund

American Funds IS New World Fund®

BNY Mellon IP Technology Growth Portfolio

Columbia Variable Portfolio — Commodity Strategy

Columbia Variable Portfolio — Small Cap Value

Delaware VIP® Small Cap Value Series

Fidelity® VIP Emerging Markets Portfolio

Fidelity® VIP Equity-Income PortfolioSM

Fidelity® VIP Health Care Portfolio

Fidelity® VIP International Index Portfolio

Fidelity® VIP Mid Cap Portfolio

Invesco V.I. International Growth Fund

Invesco V.I. Main Street Small Cap Fund®

Janus Henderson Enterprise Portfolio

Janus Henderson Global Research Portfolio

MFS® International Intrinsic Value Portfolio

MFS® Mid Cap Value Portfolio

Morgan Stanley VIF U.S. Real Estate Portfolio

Neuberger Berman AMT Mid Cap Growth Portfolio

Option 2 - Franklin Templeton Model Portfolios

Moderately Aggressive	Moderate
100% Franklin Templeton Moderately Aggressive Model Portfolio	100% Franklin Templeton Moderate Model Portfolio

Moderately Conservative	Conservative
100% Franklin Templeton Moderately Conservative Model Portfolio	100% Franklin Templeton Conservative Model Portfolio

Option 3 - Asset Allocation Models (subject to availability)

Moderately Aggressive	Moderate

10% MainStay VP MacKay S&P 500 Index

10% DWS Alternative Asset Allocation VIP

  7% PIMCO VIT Total Return Portfolio

  7% MainStay VP MacKay High Yield Corporate Bond

  7% American Funds IS Washington Mutual Investors Fund

  7% MainStay VP Wellington Mid Cap

  6% MainStay VP Bond

  6% MFS® Investors Trust Series

  5% MainStay VP PIMCO Real Return

  5% Columbia Variable Portfolio — Emerging Markets Bond

  5% MFS® Research Series

  5% Fidelity® VIP Equity-Income PortfolioSM

  5% ClearBridge Variable Appreciation Portfolio

  5% MainStay VP MacKay International Equity

  5% American Funds IS New World Fund®

  5% MFS® International Intrinsic Value Portfolio

10% MainStay VP MacKay S&P 500 Index

10% DWS Alternative Asset Allocation VIP

  8% MainStay VP Bond

  7% PIMCO VIT Total Return Portfolio

  7% Fidelity® VIP Bond Index Portfolio

  7% MainStay VP MacKay High Yield Corporate Bond

  6% MainStay VP MacKay Government

  5% MainStay VP PIMCO Real Return

  5% Columbia Variable Portfolio — Emerging Markets Bond

  5% MFS® Investors Trust Series

  5% MFS® Research Series

  5% Fidelity® VIP Equity-Income PortfolioSM

  5% American Funds IS Washington Mutual Investors Fund

  5% MainStay VP Wellington Mid Cap

  5% American Funds IS New World Fund®

  5% MFS® International Intrinsic Value Portfolio

Moderately Conservative	Conservative

10% MainStay VP Bond

10% PIMCO VIT Total Return Portfolio

10% DWS Alternative Asset Allocation VIP

  9% Fidelity® VIP Bond Index Portfolio

  8% MainStay VP MacKay Government

  7% MainStay VP MacKay High Yield Corporate Bond

  6% MainStay VP PIMCO Real Return

  5% PIMCO VIT International Bond Port (U.S. Dollar-Hedged)

  5% Columbia Variable Portfolio — Emerging Markets Bond

  5% MainStay VP MacKay S&P 500 Index

  5% MFS® Investors Trust Series

  5% MFS® Research Series

  5% Fidelity® VIP Equity-Income PortfolioSM

  5% American Funds IS Washington Mutual Investors Fund

  5% MainStay VP Wellington Mid Cap

14% PIMCO VIT International Bond Port (U.S. Dollar-        Hedged)

12% MainStay VP Bond

11% PIMCO VIT Total Return Portfolio

10% MainStay VP MacKay Government

10% Fidelity® VIP Bond Index Portfolio

10% DWS Alternative Asset Allocation VIP

  7% MainStay VP PIMCO Real Return

  7% MainStay VP MacKay High Yield Corporate Bond

  5% Columbia Variable Portfolio — Emerging Markets Bond

  4% BlackRock® High Yield V.I. Fund

  4% American Funds IS Washington Mutual Investors Fund

  3% MFS® Research Series

  3% MainStay VP Wellington Mid Cap

APPENDIX 3

STATE VARIATIONS

State	Features/Benefits	State Variation
California	See “THE POLICIES – Your Right to Cancel (“Free Look”)”

If you are age 60 or older at the time the policy is issued, you may cancel the policy within 30 days from the date you received it and receive a refund as follows:

(a)   If you do not direct the premium payment(s) be invested in the Investment Divisions, we will return your (i) policy charge and (ii) premium payment(s), less any withdrawals.

(b)   If you direct the premium payment(s) be invested in the Investment Divisions, we will return your (i) policy charge and (ii) Account Value, on the day we receive your request, in Good Order, less any withdrawals.

	See “THE POLICIES – Riders – Annual Death Benefit Reset (ADBR) Rider (optional)”	An ownership change or assignment of the policy does not terminate the ADBR Rider.
	See “THE POLICIES – Riders – Investment Preservation Rider – FP Series (optional)	An ownership change or assignment of the policy does not terminate the Investment Preservation Rider – FP Series.
Florida	See “THE POLICIES – Your Right to Cancel (“Free Look”)”	You may cancel the policy within 21 days from the date you received it and receive (i) any policy charge, (ii) and the Accumulation Value.
	See “THE POLICIES – Riders – Investment Preservation Rider – FP Series (optional)”	An ownership change or assignment of the policy does not terminate the IPR.
	See “THE POLICIES – Riders – Annual Death Benefit Reset (ADBR) Rider (optional)”	An ownership change or assignment of the policy does not terminate the ADBR Rider.
New Jersey	Civil Union Partner Endorsement

Civil Union partners are permitted to continue the policy under the spousal continuance provisions with the following exceptions. If your Civil Union Partner continues the policy after your death, your Civil Union Partner will have all rights of ownership. However, to comply with the Internal Revenue Code and the applicable Treasury Regulations, the entire proceeds of the policy must be either be:

(a)   disbursed within five years of the original Owner’s death; or

(b)   placed under the Life Income – Guaranteed Period Payment Option or any other Income Payment option that is available at that time, provided that such payments are made over the life of the Civil Union Partner or over a number of years that is not more than the life expectancy of the Civil Union Partner (as determined for federal tax purposes) at the time of the original Owner’s death, and begin within one year after the original Owner’s death.

New York	See “DEFINITIONS – Nonforfeiture Value”	Nonforfeiture Value—The Nonforfeiture Value is equal to 100% of the Consideration(s) allocated to the Fixed Account and/or to the DCA Advantage Account accumulated at the crediting rate (which shall be no less than the Nonforfeiture Rate) since the Payment Date or transfer date, minus any amounts withdrawn or transferred from the Fixed Account and/or from the DCA Advantage Account, with the remaining amount accumulated at the crediting rate since the date of withdrawal or transfer.
	See “THE POLICIES – Riders – Annual Death Benefit Reset (ADBR) Rider(optional)”	(a) The name of the ADBR rider is “Guaranteed Minimum Death Benefit Rider”. (b) An ownership change or assignment of the policy does not terminate the ADBR rider.
	See “CHARGES AND DEDUCTIONS – Other Charges – Annual Death Benefit Reset (ADBR) Rider (optional)”	The ADBR rider charge will be deducted from each Investment Division in proportion to its percentage of the Variable Account Value of the applicable quarter and will not reduce your Adjusted Premium Payments.
See “THE POLICIES – Riders – Investment Preservation Rider – FP Series (optional)”

(a)   While a policy is in force we may not suspend or discontinue your right to reset the guaranteed amount.

(b)   An ownership change or assignment of the policy does not terminate the IPR.

(c)   The IPR death benefit is not available.

(d)   The name of the IPR is “Guaranteed Minimum Account Benefit”.

	See “CHARGES AND DEDUCTIONS – Other Charges – Investment Preservation Rider – FP Series Charge”	The IPR charge will be deducted pro-rata from each Investment Division, based on the funds in each Rider Allocation Option, each policy quarter. A charge is not deducted from the DCA Advantage Account.
	See “DEFINITIONS – Adjusted Premium Payment”	Adjusted Premium Payment – The total dollar amount of premium payments made under the policy and allocated to the Investment Divisions of the Separate Account reduced by any withdrawals and applicable surrender charges in excess of any gain in the policy.
	See “THE POLICIES – Automatic Asset Rebalancing (AAR)”	You must affirmatively elect AAR on your application or in a subsequent notice for your policy to be subject to AAR.
	See “DISTRIBUTIONS UNDER THE POLICY – Delay of Payments”	We will pay interest on deferred payments of any partial withdrawal or full surrender request deferred for ten (10) days or more.
	See “DISTRIBUTIONS UNDER THE POLICY – Our Right to Cancel”	If we do not receive premium payments for a period of three years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy.

North Dakota	See “THE POLICIES – Your Right to Cancel (“Free Look”)”	You may cancel the policy within twenty (20) days from the date you received it and receive the Accumulation Value at the time the cancellation request is made and any policy charge, including rider charges.

Statement of Additional Information

May 1, 2021

for

New York Life Premier Variable Annuity – FP Series

From

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a Delaware Corporation)

51 Madison Avenue

New York, New York 10010

Investing in

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI contains information that expands upon subjects discussed in the current New York Life Premier Variable Annuity – FP Series Prospectus. You should read the SAI in conjunction with the current New York Life Premier Variable Annuity – FP Series Prospectus dated May 1, 2021. You may obtain a copy of the Prospectus by calling New York Life Insurance and Annuity Corporation (“NYLIAC”) at (800) 762-6212 or writing to NYLIAC at P.O. Box 9859, Providence, RI 02940. Terms used but not defined in this SAI have the same meaning as in the current New York Life Premier Variable Annuity – FP Series Prospectus.

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THE POLICIES

The following provides additional information about the policies and supplements the description in the Prospectus.

Valuation of Accumulation Units

Accumulation Units are valued separately for each Investment Division of the Separate Account. The method used for valuing Accumulation Units in each Investment Division is the same. We arbitrarily set the value of each Accumulation Unit as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Business Day equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Business Day multiplied by the “Net Investment Factor” for that Investment Division for the current Business Day.

We determine the Net Investment Factor for Accumulation Value Based M&E Charge (Separate Account-III) policies for each Investment Division for any period from the close of the preceding Business Day to the close of the current Business Day (the “Valuation Period”) by the following formula:

(a/b) – c

Where: a = the result of:

(1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

(2) the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the “ex-dividend” date occurs during the current Valuation Period;

b = the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period; and

c = the daily Mortality and Expense Risk and Administrative Costs charge, which is 1/365th* of the annual Mortality and Expense Risk and Administrative Costs Charge shown on the Policy Data Page.

* In a leap year, this calculation is based on 366 days.

In each case, the Net Investment Factor for Premium Based M&E Charge (Separate Account-IV) policies is determined by the following formula:

(a/b)

Where: a = the result of:

(1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

(2) the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the “ex-dividend” date occurs during the current Valuation Period;

b = the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period.

In each case, the Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.

ANNUITY PAYMENTS

We will make equal annuity payments each month under the Life Income Payment Option during the lifetime of the Annuitant. Once payments begin, they do not change and are guaranteed for 10 years even if the Annuitant dies sooner. If the Annuitant dies before all guaranteed payments have been made, the rest will be made to the Beneficiary. We may require that the payee submit proof of the Annuitant’s survivorship as a condition for future payments beyond the 10-year guaranteed payment period.

On the Annuity Commencement Date, We will determine the Accumulation Value of your policy and use that value to calculate the amount of each annuity payment. We determine each annuity payment by applying the Accumulation Value, less any premium taxes, to the annuity factors specified in the annuity table set forth in the policy. Those factors are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the gender (except where, as in the case of certain Qualified Policies and other employer-sponsored retirement plans, such classification is not

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permitted), date of application and age of the Annuitant. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor from the table to compute the amount of each monthly annuity payment.

GENERAL MATTERS

Non-Participating. The policies are non-participating. Dividends are not paid.

Misstatement of Age or Gender. If the Annuitant’s stated age and/or gender in the policy are incorrect, NYLIAC will change the benefits payable to those which the premium payments would have purchased for the correct age and gender. Gender is not a factor when annuity benefits are based on unisex annuity payment rate tables. (See “Income Payments—Election of Income Payment Options” in the Prospectus.) If We made payments based on incorrect age or gender, We will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 1.0% per year, from the date of the wrong payment to the date the adjustment is made.

Assignments. If permitted by the plan or by law for the plan indicated in the application for the policy, you may assign your interest in a Non-Qualified Policy or any interest in it prior to the Annuity Commencement Date and during the Owner’s lifetime. In order to effect an assignment of all or any part of your interest in a Non-Qualified Policy prior to the Annuity Commencement Date and during the Owner’s lifetime, you must send a duly executed instrument of assignment to the New York Life Annuities Service Center at one of the addresses listed in Question 15 of the Prospectus. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See “Federal Tax Matters—Taxation of Annuities in General” of the Prospectus.)

Modification. NYLIAC may not modify the policy without your consent except to make the policy meet the requirements of the Investment Company Act of 1940, or to make the policy comply with any changes in the Code or as required by the Code in order to continue treatment of the policy as an annuity, or by any other applicable law.

Incontestability. We rely on statements made in the application or a policy request. They are representations, not warranties. We will not contest the policy after it has been in force during the lifetime of the Annuitant for two years from the Policy Date.

FEDERAL TAX MATTERS

Taxation of New York Life Insurance and Annuity Corporation

NYLIAC is taxed as a life insurance company. Because the Separate Account is not an entity separate from NYLIAC, and its operations form a part of NYLIAC, it will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. Investment income and realized net capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the Accumulation Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the policy. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the tax-deductible reserves under the policy.

Tax Status of the Policies

Section 817(h) of the Code requires that the investments of the Separate Account must be “adequately diversified” in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the Code. The Separate Account intends to comply with the diversification requirements prescribed by the Treasury under Treasury Regulation Section 1.817-5.

To comply with regulations under Section 817(h) of the Code, the Separate Account is required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

Although the Treasury Department has issued regulations on the diversification requirements, such regulations do not provide guidance concerning the extent to which policyowners may direct their investments to particular subaccounts of a

3

separate account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the policy may need to be modified to comply with such additional guidance. For these reasons, NYLIAC reserves the right to modify the policy as necessary to attempt to prevent the policyowner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.

The Code also requires that non-qualified annuity contracts contain specific provisions for distribution of the policy proceeds upon the death of any policyowner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that (a) if any policyowner dies on or after the Annuity Commencement Date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the policyowner’s death; and (b) if any policyowner dies before the Annuity Commencement Date, the entire interest in the policy must generally be distributed within 5 years after the policyowner’s date of death. For policies owned by a grantor trust, all of whose grantors are individuals, these distribution requirements apply at the death of any grantor. These requirements will be considered satisfied if the entire interest of the policy is used to purchase an immediate annuity under which payments will begin within one year of the policyowner’s death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the policyowner’s surviving spouse (as defined under Federal law), the Policy may be continued with the surviving spouse as the new policyowner. If the policyowner is not a natural person, these “death of Owner” rules apply when the primary Annuitant dies or is changed. Non-Qualified Policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in these policies satisfy all such Code requirements. The provisions contained in these policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

Even if a recipient elects no withholding, special rules may require NYLIAC to disregard the recipient’s election if the recipient fails to supply NYLIAC with a “TIN” or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.

Under the Foreign Account Tax Compliance Act (“FATCA”), as reflected in Sections 1471 through 1474 of the IRC, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate. In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30 percent rate on certain payments beginning July 1, 2014.

SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

NYLIAC holds title to assets of the Separate Accounts. The assets are kept physically segregated and held separate and apart from NYLIAC’s general corporate assets. Records are maintained of all purchases and redemptions of Eligible Portfolio shares held by each of the Investment Divisions.

STATE REGULATION

NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. We file an annual statement with the Delaware Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Separate Account.

In addition, NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the policies will be modified accordingly.

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RECORDS AND REPORTS

NYLIAC maintains all records and accounts relating to the Separate Account. As presently required by the federal securities laws, NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. If you feel a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. You must provide us with the nature of the error, the date of the error and any other relevant details. It is important that you review your confirmation and quarterly statements carefully and promptly report any errors and discrepancies to us, preferably, within fifteen (15) days of the date of the statement in question.

It is important that you inform NYLIAC of an address change so that you can receive these policy statements (See “How do I contact NYLIAC?” in the Prospectus). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. Additionally, no new service requests can be processed until a valid current address is provided.

LEGAL PROCEEDINGS

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under the federal securities laws) and/or other operations. Some of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.

FINANCIAL STATEMENTS

The statutory financial statements of NYLIAC as of December 31, 2020 and 2019, and for each of the three years in the period ended December 31, 2020 incorporated in this SAI by reference to the report on Form N-VPFS have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The financial statements of each Separate Account as of December 31, 2020 and for each of the periods indicated in the Financial Statements incorporated in this SAI by reference to the report on Form N-VPFS have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

For Policies investing in NYLIAC Variable Annuity Separate Account—III:

Audited Statutory Financial Statements of NYLIAC as of December 31, 2020 and 2019 and for each of the three years in the period ended December 31, 2020—previously filed on Form N-VPFS for NYLIAC Variable Annuity Separate Account—III (File No. 811-08904), filed on April 7, 2021 are incorporated herein by reference.

Financial Statements of the Separate Account as of December 31, 2020 and for each of the periods as indicated in those Financial Statements—previously filed on Form N-VPFS for NYLIAC Variable Annuity Separate Account—III (File No. 811-08904), filed on April 7, 2021 are incorporated herein by reference.

For Policies investing in NYLIAC Variable Annuity Separate Account—IV:

Audited Statutory Financial Statements of NYLIAC as of December 31, 2020 and 2019 and for each of the three years in the period ended December 31, 2020—previously filed on Form N-VPFS for NYLIAC Variable Annuity Separate Account—IV (File No. 811-21397), filed on April 7, 2021 are incorporated herein by reference.

Financial Statements of the Separate Account as of December 31, 2020 and for each of the periods as indicated in those Financial Statements—previously filed on Form N-VPFS for NYLIAC Variable Annuity Separate Account—IV (File No. 811-21397), filed on April 7, 2021 are incorporated herein by reference.

OTHER INFORMATION

NYLIAC filed a Registration Statement with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in this Prospectus and SAI. We have not included all of the information set forth in the registration statement, amendments and exhibits to the registration statement in the Prospectus and this SAI. We intend the statements contained in the Prospectus and this SAI concerning the content of the policies and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission. The omitted information may be obtained at the principal offices of the Securities and Exchange Commission in Washington, D.C., upon payment of prescribed fees, or through the Commission’s website at www.sec.gov.

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PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

a. Financial Statements.

All required financial statements are included in Part B of this Registration Statement.

b. Exhibits.

(1)	Board of Directors Resolutions.

Resolution of the Board of Directors of New York Life Insurance and Annuity Corporation (“NYLIAC”) authorizing establishment of the Separate Account — Previously filed as Exhibit (1) to Registrant’s initial Registration Statement, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (1) to Registrant’s Post-Effective Amendment No. 2 on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 033-87382), filed 4/25/97 and incorporated herein by reference.

(2)	Custodial Agreements. Not applicable.

(3)	Distribution and Underwriting Agreements.

(a)	Distribution Agreement between NYLIFE Securities Inc. and NYLIAC — Previously filed as Exhibit (3)(a) to Post-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC MFA Separate Account — I (File No. 2-86084), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(a)(1) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 033-64410), filed 4/25/97 and incorporated herein by reference.

(b)	Distribution Agreement between NYLIFE Distributors, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(b) to Post-Effective Amendment No. 1 on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 033-87382), filed 4/18/96 and incorporated herein by reference.

(c)	Distribution and Underwriting Agreement, dated April 27, 2006, between New York Life Insurance and Annuity Corporation and NYLIFE Distributors LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (c)(3) to Post-Effective Amendment No. 16 on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(d)	Amendment to Distribution and Underwriting Agreement between New York Life Insurance and Annuity Corporation and NYLIFE Distributors LLC, effective as of March 6, 2015 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 3(g)(1) to Post-Effective Amendment No. 38 to the registration statement on Form N-4 for NYLIAC MFA Separate Account — I (File No. 002-86083), filed 4/14/2015 and incorporated herein by reference.

(4)	Contracts.

(a)	New York Life Premier Variable Annuity — FP Series (No. ICC17V-P01) policy — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(a) to the initial registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — IV (File No. 333-219400), filed 7/21/17 and incorporated herein by reference.

(b)	Investment Preservation Rider — FP Series (No. ICC17V-R01D) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(b) to the initial registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — IV (File No. 333-219400), filed 7/21/17 and incorporated herein by reference.

(c)	Investment Preservation Rider — FP Series (No. ICC18V-R02D) (offered on and after May 1, 2018) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(c) to Post-Effective Amendment No. 2 to this registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 333-219399), filed on 2/2/18 and incorporated herein by reference.

(d)	E-Delivery Credit Rider — FP Series (No. ICC17V-R02) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(c) to the initial registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — IV (File No. 333-219400), filed 7/21/17 and incorporated herein by reference.

(e)	Unemployment Benefit Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(f) to the Initial Registration Statement on Form N-4 for NYLIAC Variable annuity Separate Account — IV (File No. 333-106806), filed 7/3/03 and incorporated herein by reference.

(f)	Living Needs Benefit Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(h) to the Initial Registration Statement on Form N-4 for NYLIAC Variable annuity Separate Account — IV (File No. 333-106806), filed 7/3/03 and incorporated herein by reference.

(g)	Living Needs Benefit/Unemployment Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(c) to Post-Effective Amendment No. 17 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 333-80535), filed 4/14/10 and incorporated herein by reference.

(h)	Annual Death Benefit Reset Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(t) to Post-Effective Amendment No. 12 to this registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 333-156018), filed on February 6, 2015 and incorporated herein by reference.

(5)	Applications.

Application for policies for New York Life Premier Variable Annuity — FP Series (No. ICC17V-AT01 and ICC17V-AT02) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5) to the initial registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — IV (File No. 333-219400), filed 7/21/17 and incorporated herein by reference.

(6)	Depositor’s Certificate of Incorporation and By-Laws.

(a)	Certificate of Incorporation of NYLIAC — Previously filed as Exhibit (6)(a) to the registration statement on Form S-6 for NYLIAC MFA Separate Account — I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(a) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(b)	Amended and Restated Certificate of Incorporation of NYLIAC (executed May 1, 2009) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(a)(1) to Post-Effective Amendment No. 36 to the registration statement on Form N-4 for the NYLIAC MFA Separate Account — I (File No. 2-86083), filed April 12, 2013 and incorporated herein by reference.

(c)	By-Laws of NYLIAC — Previously filed as Exhibit (6)(b) to the registration statement on Form S-6 for NYLIAC MFA Separate Account — I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No.333-07617), filed 7/3/96 and incorporated herein by reference.

(d)	Amendments to By-Laws of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-39157), filed 4/3/98 and incorporated herein by reference.

(e)	Amended and Restated By-Laws of NYLIAC (effective May 1, 2009) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b)(3) to Post-Effective Amendment No. 36 to the registration statement on Form N-4 for the NYLIAC MFA Separate Account — I (File No. 2-86083), filed April 12, 2013 and incorporated herein by reference.

(7)	Reinsurance Contracts.

Contract of Reinsurance between Connecticut General Life Insurance Company/Cigna Reinsurance and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (7) to Registrant’s Post-Effective Amendment No. 1 on Form N-4 (File No. 33-87382), filed 4/18/96 and incorporated herein by reference.

(8)	Participation and other agreements.

(a)	Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) — Previously filed as Exhibit (8)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form N-1 for New York Life MFA Series Fund, Inc. (File No. 2-86082), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(b)	Participation Agreement between Janus Aspen Series and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(3) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(c)	Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(4) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(d)	Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and NYLIAC, as amended, dated November 23, 2009 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(f) to Post-Effective Amendment No. 24 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/13/10 and incorporated herein by reference.

(e)	Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(j) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 33-53342), filed 4/16/98 and incorporated herein by reference.

(f)	Subscription Agreement between NYLIAC and Variable Insurance Funds — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(l) to Registrant’s Post-Effective Amendment No. 4 to the registration statement on Form N-4 for (File No. 333-30706), filed 12/12/00 and incorporated herein by reference.

(g)	Participation Agreement among Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(q) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life-Separate Account — I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)	Participation Agreement among Dreyfus Investment Portfolios, The Dreyfus Corporation, Dreyfus Service Corporation and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(r) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(i)	Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life Investment Management LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(s) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life-Separate Account — I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(j)	Amendment dated 9/27/02 to Stock Sale Agreement dated 6/4/93 between NYLIAC and MainStay VP Series Fund, Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (8)(n) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 033-87382), filed 4/9/03 and incorporated herein by reference.

(k)	Distribution Agreement between Dreyfus Service Corporation and NYLIAC dated as of 2/24/03 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(q) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(l)	Amended and Restated Service Contract between Fidelity Distributors Corporation and NYLIFE Distributors dated 10/1/11 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(l) to Post-Effective Amendment No. 5 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — IV (File No. 333-219400), filed 4/13/20 and incorporated herein by reference.

(m)	Distribution and Shareholder Services Agreement between Janus Distributors LLC and NYLIAC dated 4/30/03 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(s) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(n)	Fund Participation Agreement (Service Shares) between Janus Aspen Series and NYLIAC dated 4/30/03 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(t) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(o)	Participation Agreement by and among MFS Variable Insurance Trust, Massachusetts Financial Services Company and NYLIAC dated 4/30/03 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(u) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(p)	Administrative Service Agreement between Morgan Stanley & Co. Incorporated and NYLIAC dated 4/30/03 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(v) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(q)	Distribution and Administrative Services Agreement, Class S Shares, between Neuberger Berman Management, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(r)	Participation Agreement among Liberty Variable Investment Trust, Columbia Funds Distributor, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(a)(a) to Post-Effective Amendment No. 4 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — IV (File No. 333-106806), filed 10/25/04 and incorporated herein by reference.

(s)	Administrative Services Letter of Agreement between Columbia Funds Distributor, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(t) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/12/05 and incorporated herein by reference.

(t)	Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC dated 1/1/05 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(u)	Participation Agreement among New York Life Insurance and Annuity Corporation, MainStay VP Series Fund, Inc., and New York Life Investment Management LLC dated 10/7/04 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(y) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(v)	Participation Agreement among NYLIAC, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(17) to Post-Effective Amendment No. 9 to the registration statement on Form N-6 for NYLIAC, Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.

(w)	PIMCO Services Agreement For Advisor Class Shares of PIMCO Variable Insurance Trust, dated as of January 14, 2010, between NYLIAC and Pacific Investment Management Company LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(z) to Post-Effective Amendment No. 24 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/13/10 and incorporated herein by reference.

(x)	Administrative Services Agreement, dated March 25, 2011, and effective as of May 1, 2011, between BlackRock Advisors, LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(a)(a) to Post-Effective Amendment No. 25 to the registration statement on Form N-4 for NYLIAC, Variable Annuity Separate Account — I (File No. 033-53342), filed 4/14/11 and incorporated herein by reference.

(y)	Amended and Restated Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC, dated February 17, 2012 — Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (8)(c)(c) to Post-Effective Amendment No. 26 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/11/12 and incorporated herein by reference.

(z)	Amended and Restated 12b-1 Plan Services Agreement for the Service Class Shares of the MainStay VP Funds Trust between NYLIFE Distributors LLC and NYLIAC, dated April 29, 2011 — Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (8)(d)(d) to Post-Effective Amendment No. 26 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/11/12 and incorporated herein by reference.

(a)(a)	PIMCO Services Agreement for Advisor Class Shares of PIMCO Variable Insurance Trust, dated February 25, 2014, and effective May 1, 2014, between Pacific Investment Management Company LLC and New York Life Insurance and Annuity Corporation — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 8(e)(e) to Post-Effective Amendment No. 28 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/11/14 and incorporated herein by reference.

(b)(b)	Selling Agreement for Advisor Class Shares of PIMCO Variable Insurance Trust, dated February 25, 2014, between PIMCO Investments LLC and New York Life Insurance and Annuity Corporation — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 8(f)(f) to Post-Effective Amendment No. 28 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/11/14 and incorporated herein by reference.

(c)(c)	Participation Agreement among Columbia Funds Variable Series Trust II, Columbia Management Investment Distributors, Inc. and New York Life Insurance and Annuity Corporation, dated March 1, 2015 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(g)(g) to Post-Effective Amendment No. 29 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/14/2015 and incorporated herein by reference.

(d)(d)	Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, Deutsche Variable Series I (formerly, DWS Variable Series I), Deutsche Variable Series II (formerly, DWS Variable Series II), Deutsche Investments VIT Funds (formerly, DWS Investments VIT Funds), DWS Scudder Distributors, Inc. (formerly, DWS Investments Distributors, Inc.) and Deutsche Investment Management Americas Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(27) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(e)(e)	Administrative Services Letter of Agreement, dated May 1, 2007, between Deutsche Investment Management Americas Inc. and New York Life Insurance and Annuity Corporation — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(14) to Pre-Effective Amendment No. 1 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-147707), filed 4/14/08 and incorporated herein by reference.

(f)(f)	Participation Agreement among Legg Mason Investor Services LLC and New York Life Insurance and Annuity Corporation — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(j)(j) to Post-Effective Amendment No. 31 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/11/17 and incorporated herein by reference.

(g)(g)	Administrative Services Agreement among Legg Mason Investor Services, LLC and New York Life Insurance and Annuity Corporation — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(k)(k) to Post-Effective Amendment No. 31 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/11/17 and incorporated herein by reference.

(h)(h)	Fund Participation Agreement, dated August 14, 2006, among New York Life Insurance and Annuity Corporation, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(25) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(i)(i)	Participation Agreement, dated August 14, 2006, among New York Life Insurance and Annuity Corporation, American Funds Insurance Series and Capital Research and Management Company — Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (h)(24) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(j)(j)	Fund Participation Agreement, dated March 25, 2011, and effective as of May 1, 2011, between Blackrock Variable Series Funds, Inc., Blackrock Investments, LLC, and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(b)(b) to Post-Effective Amendment No. 25 to the registration statement on Form N-4 for NYLIAC, Variable Annuity Separate Account — I (File No. 033-53342), filed 4/14/11 and incorporated herein by reference.

(k)(k)	Service Agreement between Fidelity Investments Institutional Operations Company, Inc. and New York Life Insurance and Annuity Corporation dated 1/1/1998 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(k)(k) to Post-Effective Amendment No. 5 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — IV (File No. 333-219400), filed 4/13/20 and incorporated herein by reference.

(9)	Legal Opinion.

Opinion and Consent of Thomas F. English, Esq. Filed herewith.

(10)	Other Opinions

(a)	Consent of PricewaterhouseCoopers LLP. Filed herewith.

(b)	Powers of Attorney. Filed herewith.

(11)	Omitted Financial Statements. Not applicable.

(12)	Initial Capital Agreements. Not applicable.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The principal business address of each director and officer of NYLIAC is 51 Madison Avenue, New York, NY 10010.

Name:	Title:
DeSanto, Craig L.	Chairman & President
Mathas, Theodore A.	Director & Chief Executive Officer
Ashe, Christopher T.	Director & Senior Vice President
Brill, Elizabeth K.	Director, Senior Vice President & Chief Actuary
Cook, Alexander I. M.	Director & Senior Vice President
Feldstein, Eric	Director, Executive Vice President & Chief Financial Officer
Gardner, Robert M.	Director, Senior Vice President & Controller
Harte, Francis Michael	Director & Senior Vice President
Hendry, Thomas A.	Director, Senior Vice President & Treasurer
Madgett, Mark J.	Director, Executive Vice President & Head of Agency
Malloy, Anthony R.	Director, Executive Vice President & Chief Investment Officer
Miller, Amy	Director, Senior Vice President, Deputy General Counsel & Assistant Secretary
Wion, Matthew D.	Director & Senior Vice President
Davidson, Sheila K.	Executive Vice President, Legal
Abramo, Stephen	Senior Vice President
Afshar, Pedram	Senior Vice President
Akkerman, John W.	Senior Vice President
Albarella, Joel I.	Senior Vice President
Badler, Sara L.	Senior Vice President & Chief Compliance Officer
Ball, Aaron C.	Senior Vice President
Barbari, Patricia	Senior Vice President & General Auditor
Berlin, Scott L.	Senior Vice President
Cassidy, William B.	Senior Vice President
Castellani, David J.	Senior Vice President
Cherniavsky, Oksana	Senior Vice President
Cristallo, James J.	Senior Vice President
Cruz, David	Senior Vice President
DiMella, Robert A.	Senior Vice President
English, Thomas F.	Senior Vice President & Chief Legal Officer
Giacco, Jay J.	Senior Vice President
Heine, Kevin J.	Senior Vice President
Herwig, Julie E.	Senior Vice President
Huang, Dylan W.	Senior Vice President
Hung, Yie-Hsin	Senior Vice President
Jayaraman, Nithya	Senior Vice President
Karaoglan, Alain	Senior Vice President
Karmen, Robert	Senior Vice President & Deputy General Counsel
Kary, Jason	Senior Vice President
Kravitz, Jodi L.	Senior Vice President & Actuary
Lamarque, Natalie	Senior Vice President, Legal
Lenz, Scott L.	Senior Vice President, Deputy General Counsel & Chief Tax Counsel
Loffredo, John M.	Senior Vice President
McCarthy, Elizabeth W.	Senior Vice President
McDermott, Gail A.	Senior Vice President
Micucci, Alison H.	Senior Vice President
Phlegar, Jeffrey S.	Senior Vice President
Protas, Lucille	Senior Vice President
Ramasamy, S. Neal	Senior Vice President
Recine, Roberto	Senior Vice President
Rocchi, Gerard A.	Senior Vice President
Rodgers, Joanne H.	Senior Vice President
Rosenthal, Benjamin L.	Senior Vice President & Chief Risk Officer
Rutigliano, Carla T.	Senior Vice President
Rzad, Amaury J.	Senior Vice President
Sabal, Craig A.	Senior Vice President & Deputy Chief Investment Officer
Schwartz, Richard C.	Senior Vice President
Simonetti, Richard P.	Senior Vice President
Smith, A. Thomas III	Senior Vice President, Deputy General Counsel & Chief Investment Counsel
Steinberg, Joel M.	Senior Vice President
Susser, Andrew M.	Senior Vice President
Talgo, Mark W.	Senior Vice President
Tillotson, Sandra G.	Senior Vice President
Virendra, Sonali	Senior Vice President
Wang, Janet	Senior Vice President
Wheeler, Douglas A.	Senior Vice President
Yoon, Jae	Senior Vice President
Anderson, Erik A.	Vice President & Actuary
Ascione, Mitchell P.	Vice President
August, James R.	Vice President
Axberg, Kari	Vice President
Bader, Randi	Vice President & Associate General Counsel
Bain, Karen A.	Vice President - Tax
Baliga, Naman	Vice President
Becher, Eric R.	Vice President
Behrens, Dawn	Vice President
Beligotti, Jefffrey	Vice President & Actuary
Binkevich, Dmitry	Vice President
Bopp, Kevin M.	Vice President
Borisenko, Evgueni	Vice President & Actuary
Brackin, Gian D.	Vice President
Braut, Stephen A.	Vice President
Bredikis, Scott	Vice President
Brobston, Irena S.	Vice President
Brochard, Gabrielle	Vice President & Actuary
Bronzo, Debra A.	Vice President
Brooks, Devon E.	Vice President
Brooks, Whytne	Vice President
Brotherton, Diane M.	Vice President
Bruno, Salvatore	Vice President
Burke, Robert P.	Vice President
Bustamante, Rene	Vice President
Caminiti, Philip E.	Vice President
Campellone, Mark A.	Vice President
Cantwell, Joseph	Vice President
Carbone, Jeanne M.	Vice President & Actuary
Carey, Christopher H.	Vice President
Casanova, Ramon A.	Vice President & Actuary
Cha, Dohyun	Vice President
Chan, David	Vice President, Associate General Counsel & Assistant Secretary
Chen, Roger	Vice President
Cherpelis, George S.	Vice President
Choi, Won	Vice President
Cianci, Stephen R.	Vice President
Cirella, Margaret M.	Vice President
Civello, Alisa M.	Vice President
Clay, Deborah A.	Vice President
Closs, Nancy A.	Vice President
Cohen, Andrew J.	Vice President
Cohen, Ross E.	Vice President
Colleary, Maura R.	Vice President
Colon, Wilfred R.	Vice President
Connolly, Patrick J.	Vice President & Deputy General Counsel
Conti, Jane S.	Vice President
Cooney, Colleen C.	Vice President
Coontz, Mickey W.	Vice President
Crawford, Thomas	Vice President & Actuary
Cristallo, Gina A.	Vice President
Cronin, Maureen A.	Vice President, Associate General Counsel & Assistant Secretary
Cruz, Jeanne M.	Vice President
Curran, Debra	Vice President
Danzig, Jeff	Vice President & Actuary
Davis, Juliet	Vice President
DelGreco, Phylliss A.	Vice President & Associate General Counsel
Della Porta, Marco G.	Vice President
Dial, Robert H.	Vice President
Dias, Maryann D.	Vice President
Diaz, Mayra L.	Vice President
DiCarmine, Kristen	Vice President
DiRago, John C.	Vice President
Dolph, Scott K.	Vice President
Donohue, Robert P.	Vice President & Assistant Treasurer
Doshi, Manoj	Vice President
Dowden, David	Vice President
Drinkard, Kenneth R.	Vice President & Associate General Auditor
Duarte, Deborah	Vice President
Dubrow, Michael G.	Vice President
Eppink, Jr., Richard H.	Vice President
Facinelli, Joanne S.	Vice President
Feinstein, Jonathan	Vice President
Ferguson, Robert E.	Vice President
Fitzgerald, Edward J.	Vice President
Fitzgerald, James J.	Vice President
Florin, Timothy	Vice President
Fong, Michael	Vice President & Actuary
Formon, William	Vice President
Frawley, Stephanie A.	Vice President
Freeman, Lisa A.	Vice President
Fromm, Paul	Vice President
Froshiesar, Donn	Vice President
Gallagher, Erin M.	Vice President
Gamble, Michael	Vice President
Gangemi, Thomas J.	Vice President
Gao, J. Kevin	Vice President & Associate General Counsel
Garcia-Tunon, Carlos	Vice President
Gill, Sandra	Vice President
Gold, Eric	Vice President
Goldstein, Paul Z.	Vice President & Associate General Counsel
Gomez, Mark A.	Vice President
Grisham Zrno, Brooke B.	Vice President
Hajducek, Laura	Vice President
Hallahan, Mary T.	Vice President and Assistant Treasurer
Han, Wen Wei	Vice President & Actuary
Hanley, Dale A.	Vice President
Harasym, Ronald J.	Vice President & Actuary
Hayden, Adam C.	Vice President
Hekmat, Saba	Vice President
Heller, Thomas S.	Vice President
Henderson, Loyd T.	Vice President
Hoffman, Eric S.	Vice President
Hofmann, Glenn	Vice President
Howland, Abbett P.	Vice President
Hu, Amy	Vice President
Huang, Angela	Vice President & Actuary
Hudson, Nathaniel	Vice President
Hynes, Robert J.	Vice President
Jacob, Matthew	Vice President
Jain, Neha V.	Vice President
Jenkins, Joanne E.	Vice President
Johnston, Albert W.	Vice President
Kakkanattu, Manual M.	Vice President
Kary, Jason	Vice President
Katti, Rohit R.	Vice President
Kaufman, Wayne	Vice President
Kelly, Christopher P.	Vice President
Khalil, Saad A.	Vice President & Assistant Treasurer
Kim, Migene S.	Vice President
Kim, Terry	Vice President
King, Martin L.	Vice President
Koltisko, Joseph D.	Vice President
Kraus, Linda M.	Vice President
Kristensen, Poul B.	Vice President
Krockta, Peter	Vice President
Krueger, Kyle	Vice President
Kuan, Melissa	Vice President
Kuhl, Amanda L.	Vice President & Actuary
Kula, Michael	Vice President
Kuo, Yi-Chia (Rachel)	Vice President
Kyan, Raymond	Vice President
Lackey, Michael P.	Vice President
Landaas, Marci P.	Vice President
LaPier, Theodore	Vice President & Assistant General Counsel
Larkin, Colleen E.	Vice President
Lathrop, Douglas	Vice President
Lewis, Frances	Vice President
Lewis, Sean S.	Vice President
Loden, Wesley	Vice President & Actuary
Lowenhaupt-Brohan, Laura A.	Vice President
Lynn, Eric J.	Vice President & Actuary
Madgett, Sean	Vice President
Mak, William	Vice President
Mallek, Scott D.	Vice President
Marinaccio, Ralph S.	Vice President
Martello, Virginia C.	Vice President
Mauceri, Maria J.	Vice President & Actuary
Mayer, Carol S.	Vice President & Associate General Counsel
McCauley, Jennifer	Vice President
McClain, Keith B.	Vice President
McDonnell, Michael	Vice President & Associate General Counsel
McEldowney, Christian F.	Vice President
McGilberry, Brent	Vice President
McGinnis, Timothy M.	Vice President
McKeon, John	Vice President & Actuary
McNamara, Stephen J.	Vice President & Actuary
McNulty, Stephen B.	Vice President
Meere, Jacqueline	Vice President
Melka, Frank David	Vice President
Micale, Anthony F.	Vice President
Millay, Edward P.	Vice President
Mitchinson, Tod J.	Vice President and Chief Information Security Officer
Molinaro, Michael	Vice President
Moriarty, Neil J.	Vice President
Mosquera, Jaime	Vice President & Actuary
Mount, William J.	Vice President
Murphy, Marijo F.	Vice President
Nair, Dinesh K.	Vice President
Navarro, Kathleen	Vice President & Chief Diversity Officer
Nesle, Heather M.	Vice President
Newman, Jennifer	Vice President
Ng, Ching (Andrew)	Vice President & Actuary
Niessink, Karen D.	Vice President
O’Brien, Daniel J.	Vice President
O’Donnell, Alison R.	Vice President
O’Hanlon, Thomas P.	Vice President
O’Hearn, Claudine C.	Vice President
Ok, Francis J.	Vice President
Panganiban, Maria E.	Vice President
Paone, Jonathan T.	Vice President
Pasyanos, Michelle M.	Vice President & Actuary
Patience, Robert J.	Vice President
Pavone, Joseph	Vice President
Pensabene, Michael	Vice President
Perrotti, Anthony R.	Vice President
Perry, Valerie L.	Vice President - Underwriting
Petersen, Todd	Vice President & Actuary
Peterson, Joseph P.	Vice President
Peterson, Neil D.	Vice President
Petty, William	Vice President
Pizzute, Robert J.	Vice President
Portnoy, Michael	Vice President
Printz, Marina	Vice President
Quartararo, Paul	Vice President & Chief Medical Director
Rahman, Pooja	Vice President
Rajendran, Paul P.	Vice President
Rangachar, Raghu	Vice President & Actuary
Raturi, Sanjana	Vice President
Rhodehouse, Kevin	Vice President
Rice, Scott	Vice President
Rich, Steven H.	Vice President
Rodrigue, Kyle	Vice President
Rosh, Robert M.	Vice President & Deputy General Counsel
Rotondo, Richard	Vice President
Roy, Arindam A.	Vice President
Rubin, Janis C.	Vice President
Safieh, Sean A.	Vice President
Sarma, Samar	Vice President
Sarrubbo, Amanda K.	Vice President & Actuary
Savica, Jennifer	Vice President
Scanlon, Swati S.	Vice President
Schair, Adam B.	Vice President
Schirizzo, Michael	Vice President
Scollan, Kathleen E.	Vice President
Scott, Nicholas H.	Vice President
Scozzafava, Mark J.	Vice President
Seaman, Brian	Vice President
Seewald, Scott R.	Vice President
Seguin, Brian	Vice President
Sell, David S.	Vice President
Shannon, Joseph J.	Vice President
Shapiro, Natalie	Vice President
Sherman, Eric C.	Vice President & Actuary
Sherman, Nancy G.	Vice President
Silber, Irwin	Vice President & Actuary
Silverstein, Edward J.	Vice President
Smith, Elizabeth A.	Vice President
Smith, Kevin M.	Vice President
Smith, Lorne M.	Vice President & Associate General Counsel
Solazzo, Amy L.	Vice President
Sommer, Kenneth M.	Vice President
Sprauer, Scott	Vice President
Standbridge, Elizabeth A.	Vice President
Stazzone, Michael T.	Vice President
Steelman, Elliot H.	Vice President
Strutton, Rebecca	Vice President & Associate General Counsel
Suh, Hannah L.	Vice President & Actuary
Suryapranata, Monica	Vice President
Swaney, Jonathan B.	Vice President
Tai, Ka Luk Stanley	Vice President
Tan, Shu-Yang	Vice President
Tate, William P.	Vice President
Taylor, John G.	Vice President
Taylor, Todd	Vice President & Actuary
Thomson, Alana D.	Vice President
Tillinghast, Mark E.	Vice President
Tobin, Michael	Vice President
Torrey, Arthur S.	Vice President
Tzani, Rodanthy	Vice President
Valdes, Gilberto	Vice President
Vandegrift, Donald P. Jr.	Vice President & Associate General Counsel
Verastegui, Victor A.	Vice President
Vicent, Carlos	Vice President
Vilchis, Hector D.	Vice President
Waelti, Linus	Vice President & Actuary
Wall, Joseph E.	Vice President
Walsh, Edward C.	Vice President
Walsh, Simon	Vice President
Wang, Ping	Vice President
Washington, Corey	Vice President
Weatherman, Aaron	Vice President & Actuary
Webster, Gregory H.	Vice President
Wei, Helen	Vice President
Weinstein, Scott W.	Vice President
White, Richard A.	Vice President
Whites, Charles A.	Vice President & Associate General Counsel
Wickwire, Brian D.	Vice President
Wilcox, Lyle D.	Vice President
Wildin, Michellen	Vice President
Williams, Matthew	Vice President
Wynn, Thomas	Vice President
Yashnyk, Michael A.	Vice President
Yee, Paul M.	Vice President
Yenko, Elizabeth M.	Vice President
Zeng, Paul	Vice President & Actuary
Meade, Colleen A.	Secretary & Associate General Counsel

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Depositor, NYLIAC, is a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). The Registrant is a segregated asset account of NYLIAC. The following chart indicates persons presumed to be controlled by New York Life(+), unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly, and ownership is 100% unless otherwise indicated.

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
NYL Investors LLC	(Delaware)
NYL Investors (U.K.) Limited	(United Kingdom)
NYL Investors REIT Manager LLC	(Delaware)
NYLIM Holdings NCVAD GP, LLC	(Delaware)
McMorgan Northern California Value Add/Development Fund I, LP	(Delaware)	(50%)
MNCVAD-OFC RIDDER PARK CA LLC	(Delaware)
MNCVAD-GRAYMARK RIDDER	(Delaware)	(97.50%)
NYL Investors NCVAD II GP, LLC	(Delaware)
McMorgan Northern California Value Add/Development Fund II, LP	(Delaware)	(50%)
MNCVAD II-MF HENLEY CA LLC	(Delaware)
MNCVAD II-SP HENLEY JV LLC	(Delaware)	(90%)
MNCVAD II-SP HENLEY OWNER	(Delaware)
MNCVAD II-OFC 770 L Street CA LLC	(Delaware)
MNCVAD II-MF UNION CA LLC	(Delaware)
MNCVAD II- HOLLIDAY UNION JV LLC	(Delaware)	(90%)
MNCVAD II-OFC HARBORS CA LLC	(Delaware)
MNCVAD II-SEAGATE HARBORS LLC	(Delaware)	(LLC: 90%)
MNCVAD II-OFC 630 K Street CA LLC	(Delaware)
MSSDF GP LLC	(Delaware)
MSSDF Member LLC	(Delaware)	(NYLIC: 35%, NYLIAC: 65%)
Madison Square Structured Debt Fund LP	(Delaware)	(NYLIC: 14%, NYLIAC: 26.3%)
MSSDF REIT LLC	(Delaware)
MSSDF REIT Funding Sub I LLC	(Delaware)
MSSDF REIT Funding Sub II LLC	(Delaware)
MSSDF REIT Funding Sub III LLC	(Delaware)
MSSDF REIT Funding Sub IV LLC	(Delaware)
MSVEF GP LLC	(Delaware)
MCPF GP LLC	(Delaware)
Madison Core Property Fund LP	(Delaware)	(NYL Investors is Non Member Manager 0.00%)[7]
MCPF Holdings Manager LLC	(Delaware)
MCPF MA Holdings LLC	(Delaware)
MCPF Holdings LLC	(Delaware)
MADISON-IND TAMARAC FL LLC	(Delaware)
MIREF 1500 Quail, LLC	(Delaware)
MIREF Mill Creek, LLC	(Delaware)
MIREF Gateway, LLC	(Delaware)
MIREF Gateway Phases II and III, LLC	(Delaware)
MIREF Delta Court, LLC	(Delaware)
MIREF Fremont Distribution Center, LLC	(Delaware)
MIREF Century, LLC	(Delaware)
MIREF Saddle River LLC	(Delaware)
MIREF Newpoint Commons, LLC	(Delaware)
MIREF Northsight, LLC	(Delaware)
MIREF Riverside, LLC	(Delaware)
MIREF Corporate Woods, LLC	(Delaware)
MIREF Bedminster, LLC	(Delaware)
Barton’s Lodge Apartments, LLC	(Delaware)	(90%)
MIREF Marketpointe, LLC	(Delaware)
MIREF 101 East Crossroads, LLC	(Delaware)
101 East Crossroads, LLC	(Delaware)
MIREF Hawthorne, LLC	(Delaware)
MIREF Auburn 277, LLC	(Delaware)
MIREF Sumner North, LLC	(Delaware)
MIREF Wellington, LLC	(Delaware)
MIREF Warner Center, LLC	(Delaware)
MADISON-MF Duluth GA LLC	(Delaware)
MADISON-OFC Centerstone I CA LLC	(Delaware)
MADISON-OFC Centerstone III CA LLC	(Delaware)
MADISON-MOB Centerstone IV CA LLC	(Delaware)
MADISON-OFC Centerpoint Plaza CA LLC	(Delaware)
MADISON-IND Logistics NC LLC	(Delaware)
MCPF-LRC Logistics LLC	(Delaware)	(90%)
MADISON-MF Desert Mirage AZ LLC	(Delaware)
MADISON-OFC One Main Place OR LLC	(Delaware)
MADISON-IND Fenton MO LLC	(Delaware)
MADISON-IND Hitzert Roadway MO LLC	(Delaware)
MADISON-MF Hoyt OR LLC	(Delaware)
MADISON-RTL Clifton Heights PA LLC	(Delaware)
MADISON-IND Locust CA LLC	(Delaware)
MADISON-OFC Weston Pointe FL LLC	(Delaware)
MADISON-SP Henderson LLC	(Delaware)	(90%)
MADISON-IND VISTA LOGISTICS OR LLC	(Delaware)
MADISON-SPECHT VISTA LOGISTICS LLC	(Delaware)	(95%)
MADISON-MF MCCADDEN CA LLC	(Delaware)
MADISON-OFC 1201 WEST IL LLC	(Delaware)
MADISON-MCCAFFERY 1201 WEST IL LLC	(Delaware)	(92.5%)
MADISON-MF CRESTONE AZ LLC	(Delaware)
MADISON-MF TECH RIDGE TX LLC	(Delaware)
MSVEF Investor LLC	(Delaware)
MSVEF Feeder LP	(Delaware)	(55.56%)
MSVEF REIT LLC	(Delaware)	(55.56%)
Madison Square Value Enhancement Fund LP	(Delaware)	(51%)
MSVEF-MF Evanston GP LLC	(Delaware)	(51%)
MSVEF-MF Evanston IL LP	(Delaware)	(51%)
MSVEF-MF HUNTINGTON PARK GP LLC	(Delaware)
MSVEF-MF HUNTINGTON PARK WA LP	(Delaware)
MSVEF-OFC Tampa GP LLC
MSVEF-OFC WFC Tampa FL LP
MSVEF-FG WFC Tampa JV LP
MSVEF-OFC WFC Tampa PO GP LLC
MSVEF-FG WFC Property Owner LP
MSVEF-IND Commerce 303 GP LLC	(Delaware)
MSVEF-IND Commerce 303 AZ LP	(Delaware)
MSVEF-SW Commerce 303 JV LP	(Delaware)
CIGNA Life Insurance Company of New York	(New York)
Life Insurance Company of North America	(Pennsylvania)
LINA Benefit Payments, Inc.	(Delaware)
NYL Real Assets LLC	(Delaware)
NYL Emerging Manager LLC	(Delaware)
NYL Wind Investments LLC	(Delaware)
NYLIFE Insurance Company of Arizona	(Arizona)
NYLIC HKP Member LLC	(Delaware)	(NYLIC: 67.974%; NYLIAC 32.026%)
New York Life Insurance and Annuity Corporation	(Delaware)
New York Life Enterprises LLC	(Delaware)
SEAF Sichuan SME Investment Fund LLC	(Delaware)	(39.98%)
New York Life International Holdings Limited	(Mauritius)	(84.38%)[1]
Max Ventures and Industries Limited	(India)	(21.3%, NYLIC: 1.4%)
NYL Cayman Holdings Ltd.	(Cayman Islands)
NYL Worldwide Capital Investments LLC	(Delaware)
Seguros Monterrey New York Life, S.A. de C.V.	(Mexico)	(99.998%)[2]
Administradora de Conductos SMNYL, S.A. de C.V.	(Mexico)	(99%)
Agencias de Distribucion SMNYL, S.A. de C.V. (“ADIS”)	(Mexico)	(99%)
Inmobiliaria SMNYL, SA de C.V.	(Mexico)	(99% ; ADIS: 1%)
NYLIM Jacob Ballas India Holdings IV	(Mauritius)
New York Life Investment Management Holdings LLC	(Delaware)
New York Life Investment Management Asia Limited	(Cayman Islands)
Japan Branch
MacKay Shields LLC	(Delaware)
MacKay Shields Core Plus Opportunities Fund GP LLC	(Delaware)
MacKay Shields Core Plus / Opportunities Fund LP	(Delaware)
MacKay Municipal Managers Opportunities GP LLC	(Delaware)
MacKay Municipal Opportunities Master Fund, L.P.	(Delaware)
MacKay Municipal Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Managers Credit Opportunities GP LLC	(Delaware)
MacKay Municipal Credit Opportunities Master Fund, L.P.	(Delaware)
MacKay Municipal Credit Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Credit Opportunities HL Fund, L.P	(Delaware)
MacKay Municipal Managers Credit Opportunities HL (Cayman) GP LLC	(Cayman Is.)
MacKay Municipal Credit Opportunities HL (Cayman) Fund, LP	(Cayman Is.)
MacKay Municipal Short Term Opportunities Fund GP LLC	(Delaware)
MacKay Municipal Short Term Opportunities Fund LP	(Delaware)
Plainview Funds plc	(Ireland)	(50%) (MacKay Shields Employee: 50%)
Plainview Funds plc – MacKay Shields Unconstrained Bond Portfolio	(Ireland)	(NYLIC: 0.00%; MacKay: 0.13%)
MacKay Shields High Yield Active Core Fund GP LLC	(Delaware)
MacKay Shields High Yield Active Core Fund LP	(Delaware)
MacKay Shields Credit Strategy Fund Ltd	(Cayman Islands)
MacKay Shields Credit Strategy Partners LP	(Delaware)
MacKay Shields Defensive Bond Arbitrage Fund Ltd.	(Bermuda)	(13.64%)[3]
MacKay Shields Core Fixed Income Fund GP LLC	(Delaware)
MacKay Shields Core Fixed Income Fund LP	(Delaware)
MacKay Shields Select Credit Opportunities Fund GP LLC	(Delaware)
MacKay Shields Select Credit Opportunities Fund LP	(Delaware)
MacKay Shields High Yield Crossover Fund LP	(Delaware)
MacKay Shields (International) Ltd.	(UK)	(“MSIL”)
MacKay Shields (Services) Ltd.	(UK)	(“MSSL”)
MacKay Shields UK LLP	(UK)	(MSIL: 99%; MSSL: 1%)
MacKay Municipal Managers Puerto Rico Opportunities GP LLC	(Delaware)
MacKay Puerto Rico Opportunities Funds, L.P.	(Delaware)
MacKay Puerto Rico Opportunities Feeder Fund, L.P.	(Cayman Islands)
MacKay Municipal Managers California Opportunities GP LLC	(Delaware)
MacKay Municipal Managers California Opportunities Fund, L.P.	(Delaware)
MacKay Municipal New York Opportunities GP LLC	(Delaware)
MacKay Municipal New York Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Opportunities HL Fund, L.P.	(Delaware)
MacKay Municipal Capital Trading GP LLC	(Delaware)
MacKay Municipal Capital Trading Master Fund, L.P.	(Delaware)
MacKay Municipal Capital Trading Fund, L.P.	(Delaware)
MacKay Municipal Managers Strategic Opportunities GP LLC	(Delaware)
MacKay Municipal Managers Strategic Opportunities Fund, L.P.	(Delaware)
MacKay Shields US Equity Market Neutral Fund GP LLC	(Delaware)
MacKay Cornerstone US Equity Market Neutral Fund LP	(Delaware)
MacKay Shields Intermediate Bond Fund GP LLC	(Delaware)
MacKay Shields Intermediate Bond Fund LP	(Delaware)
MacKay Shields General Partner (L/S) LLC	(Delaware)
MacKay Shields Long/Short Fund (Master)	(Delaware)
MacKay Municipal Managers Opportunities Allocation GP LLC	(Delaware)
MacKay Municipal Opportunities Allocation Master Fund LP	(Delaware)
MacKay Municipal Opportunities Allocation Fund A LP	(Delaware)
MacKay Municipal Opportunities Allocation Fund B LP	(Delaware)
MacKay Municipal Managers U.S. Infrastructure Opportunities GP LLC	(Delaware)
MacKay Municipal U.S. Infrastructure Opportunities Fund LP	(Delaware)
MacKay Municipal Managers High Yield Select GP LLC	(Delaware)
MacKay Municipal High Yield Select Fund LP	(Delaware)
MacKay Flexible Income Fund GP LLC	(Delaware)
MacKay Flexible Income Fund LP	(Delaware)
MacKay Municipal Managers High Income Opportunities GP LLC	(Delaware)
MacKay Municipal High Income Opportunities Fund LP	(Delaware)
Cascade CLO Manager LLC	(Delaware)
MKS CLO Holdings GP LLC	(Delaware)
MKS CLO Holdings, LP	(Cayman Is.)
MKS CLO Advisors, LLC	(Delaware)
MacKay Shields Europe Investment Management Limited	(Ireland)
MacKay Shields European Credit Opportunity Fund Limited	(Jersey)	(MacKay: 67%, NYLIAC: 33%)
MKS TALF Opportunities Fund GP, LLC	(Delaware)
MacKay Shields TALF 2.0 Opportunities Feeder Fund (Cayman) LP	(Cayman Is.)
MacKay Shields TALF 2.0 Opportunities Feeder Fund (Cayman GBP-Hedged) LP	(Cayman Is.)
MacKay Shields TALF 2.0 Opportunities Feeder Fund (US) LP	(Delaware)
MacKay Shields TALF 2.0 Opportunities Master Fund LP	(Delaware)
Cornerstone Capital Management Holdings LLC	(Delaware)
Madison Square Investors Asian Equity Market Neutral Fund GP, LLC	(Delaware)
Cornerstone US Equity Market Neutral Fund, LLC	(Delaware)
Cornerstone Capital Management Large-Cap Enhanced Index Fund GP, LLC	(Delaware)
Cornerstone Capital Management Large-Cap Enhanced Index Fund, L.P.	(Delaware)
New York Life Investments Alternatives LLC	(Delaware)
Madison Capital Funding LLC	(Delaware)	(NYLIC: 21.90%; NYLIAC: 78.10%) (MCF is a Non-Managing Member)
MCF Co-Investment GP LLC	(Delaware)
MCF Co-Investment GP LP	(Delaware)
Madison Capital Funding Co-Investment Fund LP	(Delaware)
Madison Avenue Loan Fund GP LLC	(Delaware)
Madison Avenue Loan Fund LP	(Delaware)
MCF Fund I LLC	(Delaware)
MCF Hanwha Fund LLC	(Delaware)[7]	(0 voting ownership)
Ironshore Investment BL I Ltd.	(Bermuda)[7]	(0 voting ownership)
MCF CLO IV LLC	(Delaware)[7]	(NYLIC: 6.7%)
MCF CLO V LLC	(Delaware)[7]	(NYLIC: 5%)
MCF CLO VI LLC	(Delaware)[7]	(0 voting ownership)
MCF CLO VII LLC (f/k/a LMF WF Portfolio III, LLC)	(Delaware)[7]	(0 voting ownership)
MCF CLO VIII Ltd.	(Delaware) [7]	(0 voting ownership)
MCF CLO VIII LLC	(Delaware)
MCF CLO IX Ltd.	(Cayman Islands)[7]
MCF CLO IX LLC	(Delaware)
MCF KB Fund LLC	(Delaware)[7]	(0 voting ownership)
MCF KB Fund II LLC	(Delaware) [7]	(0 voting ownership)
MCF Hyundai Fund LLC	(Delaware) [7]	(0 voting ownership)
MCF Senior Debt Fund–2020 LP		(0 voting ownership)
Montpelier Carry Parent, LLC	(Delaware)
Montpelier Carry, LLC	(Delaware)
Montpelier GP, LLC	(Delaware)
Montpelier Fund, L.P.	(Delaware)
MCF Mezzanine Carry I LLC	(Delaware)[8]
MCF Mezzanine Fund I LLC	(Delaware)	(NYLIC: 66.66%; NYLIAC: 33.33%) (MCF is the manager)
MCF PD Fund GP LLC	(Delaware)[7]
MCF PD Fund LP	(Delaware)[7]
MCF Senior Debt Fund 2019-I GP LLC	(Delaware)[7]
MCF Senior Debt Fund 2019-I LP	(Delaware)[7]
Warwick Seller Representative, LLC	(Delaware)
Young America Holdings, LLC (“YAH”)	(Delaware)	(36.35%)[8]
YAC.ECOM Incorporated	(Minnesota)
Young America, LLC (“YALLC”)	(Minnesota)
Global Fulfillment Services, Inc.	(Arizona)
SourceOne Worldwide, Inc.	(Minnesota)
YA Canada Corporation	(Nova Scotia, Canada)
GoldPoint Partners LLC	(Delaware)
New York Life Capital Partners, L.L.C.	(Delaware)
New York Life Capital Partners II, L.L.C.	(Delaware)
New York Life Capital Partners III GenPar GP, LLC	(Delaware)
New York Life Capital Partners IV GenPar, G.P. LLC	(Delaware)
New York Life Capital Partners IV GenPar, L.P.	(Delaware)
New York Life Capital Partners IV, L.P.	(Delaware)
New York Life Capital Partners IV-A, L.P.	(Delaware)
GoldPoint Core Opportunities Fund, L.P.	(Delaware)
GoldPoint Core Opportunities Fund II L.P.	(Delaware)
GoldPoint Mezzanine Partners IV GenPar GP, LLC	(Delaware)
GoldPoint Mezzanine Partners IV GenPar, LP	(Delaware)
GoldPoint Mezzanine Partners Co-Investment Fund A, LP	(Delaware)
GoldPoint Mezzanine Partners IV, LP	(Delaware)	(“GPPIVLP”)
GPP Mezz IV A Blocker LP	(Delaware)	(“GPPMBA”)
GPP Mezz IV A Preferred Blocker LP	(Delaware)
GPP Mezz IV B Blocker LP	(Delaware)	(“GPPMBB”)
GPP Mezz IV C Blocker LP	(Delaware)	(“GPPMBC”)
GPP Mezz IV D Blocker LP	(Delaware)	(“GPPMBD”)
GPP Mezz IV E Blocker LPP	(Delaware)
GPP Mezz IV ECI Aggregator LP name change from GPP Mezzanine Blocker E, LP	(Delaware)
GPP Mezz IV F Blocker LP	(Delaware)
GPP Mezz IV G Blocker LP	(Delaware)
GPP Mezz IV H Blocker LP	(Delaware)
GPP Mezz IV I Blocker LP	(Delaware)
GoldPoint Mezzanine Partners Offshore IV, L.P.	(Cayman Islands)
GoldPoint Partners Co-Investment V GenPar GP LLC	(Delaware)
GoldPoint Partners Co-Investment V GenPar, LP	(Delaware)
GoldPoint Partners Co-Investment Fund A, LP	(Delaware)
GoldPoint Partners Co-Investment V, LP	(Delaware)**
GPP V B Blocker Holdco LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco D, LP	(Delaware)
GPP V – ECI Aggregator LP	(Delaware)
GPP V E Blocker Holdco LP	(Delaware)
GPP V F Blocker Holdco LP	(Delaware)
GPP V G Blocker Holdco LP	(Delaware)
GoldPoint Partners Private Debt V GenPar GP, LLC	(Delaware)
GoldPoint Partners Private Debt Offshore V, LP	(Cayman Island)
GPP Private Debt V RS LP	(Delaware)
GoldPoint Partners Private Debt V GenPar GP, LP	(Delaware)
GoldPoint Partners Private Debt V, LP	(Delaware)
GPP Private Debt Blocker Holdco A, LLC	(Delaware)
GPP Private Debt V-ECI Aggregator LP	(Delaware)
GPP Private Debt Blocker Holdco B, LLC	(Delaware)
GPP LuxCo V GP Sarl	(Luxembourg)
GPP Private Debt LuxCo V SCSp	(Luxembourg)
GoldPoint Partners Select Manager III GenPar GP, LLC	(Delaware)
GoldPoint Partners Select Manager III GenPar, L.P.	(Cayman Islands)
GoldPoint Partners Select Manager Fund III, L.P.	(Cayman Islands)
GoldPoint Partners Select Manager Fund III AIV, L.P.	(Delaware)
GoldPoint Partners Select Manager IV GenPar GP, LLC	(Delaware)
GoldPoint Partners Select Manager IV GenPar, L.P.	(Delaware)
GoldPoint Partners Select Manager Fund IV, L.P.	(Delaware)
GoldPoint Partners Select Manager V GenPar GP, LLC	(Delaware)
GoldPoint Partners Select Manager V GenPar, L.P.	(Delaware)
GoldPoint Partners Select Manager Fund V, L.P.	(Delaware)
GoldPoint Partners Canada V GenPar Inc.	(New Brunswick, Canada)
GoldPoint Partners Select Manager Canada Fund V, L.P.	(Ontario, Canada)
GoldPoint Partners Canada III GenPar Inc.	(Canada)
GoldPoint Partners Select Manager Canada Fund III, L.P.	(Canada)
GoldPoint Partners Canada IV GenPar Inc.	(Delaware)
GoldPoint Partners Select Manager Canada Fund IV, L.P.	(Delaware)
GoldPoint Partners Co-Investment VI GenPar GP LLC	(Delaware)
GoldPoint Partners Co-Investment VI GenPar, LP	(Delaware)
GoldPoint Partners Co-Investment VI, LP	(Delaware)
GPP VI - ECI Aggregator LP	(Delaware)
GPP VI Blocker A LLC	(Delaware)
GPP VI Blocker B LLC	(Delaware)
GPP VI Blocker C LLC	(Delaware)
GPP VI Blocker D LLC	(Delaware)
GPP VI Blocker E LLC	(Delaware)
GoldPoint Partners Co-Investment VII GenPar GP LLC	(Delaware)
GoldPoint Partners Co-Investment VII GenPar, LP	(Delaware)
GoldPoint Partners Co-Investment VII, LP	(Delaware)
GoldPoint Private Credit GenPar GP, LLC	(Delaware)
GoldPoint Private Credit Fund, LP	(Delaware)	(GoldPoint: 100%)
NYLCAP 2010 Co-Invest GenPar GP, LLC	(Delaware)
NYLCAP 2010 Co-Invest GenPar L.P.	(Delaware)
NYLCAP 2010 Co-Invest L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker Holdco B L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker B L.P.	(Delaware)
GoldPoint Partners Canada GenPar, Inc.	(Canada)
NYLCAP Select Manager Canada Fund, LP	(Canada)
NYLCAP Canada II GenPar Inc.	(Canada)
NYLCAP Select Manager Canada Fund II, L.P.	(Canada)
NYLIM Mezzanine Partners II GenPar GP, LLC	(Delaware)
NYLIM Mezzanine Offshore Partners II, LP	(Cayman Islands)
NYLIM Mezzanine Partners II GenPar, LP	(Delaware)
NYLCAP Mezzanine Partners III GenPar GP, LLC	(Delaware)
NYLCAP Mezzanine Partners III GenPar, LP	(Delaware)
NYLCAP Mezzanine Partners III, LP	(Delaware)**
NYLCAP Mezzanine PartnersIII 2012 Co-Invest ECI Blocker Holdco B, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker B, LP	(Delaware)
NYLCAP Mezzanine Offshore Partners III, L.P.	(Cayman Islands)
NYLCAP Select Manager GenPar GP, LLC	(Delaware)
NYLCAP Select Manager GenPar, LP	(Delaware)
NYLCAP Select Manager Fund, LP	(Delaware)
NYLCAP Select Manager Cayman Fund, LP	(Cayman Islands)
NYLCAP Select Manager II GenPar GP, LLC	(Delaware)
NYLCAP Select Manager II GenPar GP, L.P.	(Cayman Islands)
NYLCAP Select Manager Fund II, L.P.	(Cayman Islands)**
NYLCAP India Funding LLC	(Delaware)
NYLIM-JB Asset Management Co., LLC	(Mauritius)	(24.66%)[4]
New York Life Investment Management India Fund II, LLC	(Mauritius)
New York Life Investment Management India Fund (FVCI) II, LLC	(Mauritius)
NYLCAP India Funding III LLC	(Delaware)
NYLIM-Jacob Ballas Asset Management Co. III, LLC	(Mauritius)	(24.66%)[5]
NYLIM Jacob Ballas India Fund III LLC	(Mauritius)
NYLIM Jacob Ballas Capital India (FVCI) III LLC	(Mauritius)
NYLIM Jacob Ballas India (FII) III LLC	(Mauritius)
Evolvence Asset Management, Ltd.	(Cayman Islands)	(Goldpoint: 24.5%)
EIF Managers Limited	(Mauritius)	(58.72%)
EIF Managers II Limited	(Mauritius)	(55%)
PA Capital LLC	(Delaware)	(68.14%)
BMG PAPM GP, LLC	(Delaware)
BMG PA Private Markets (Delaware) LP	(Delaware)
BMG Private Markets (Cayman) LP	(Cayman Islands)
PACD MM, LLC	(Delaware)
PA Capital Direct, LLC	(Delaware)[7]
PA Credit Program Carry Parent, LLC	(Delaware)
PA Credit Program Carry, LLC	(Delaware)
PACIF Carry Parent, LLC	(Delaware)
PACIF Carry, LLC	(Delaware)
PACIF GP, LLC	(Delaware)
Private Advisors Coinvestment Fund, LP	(Delaware)
PACIF II GP, LLC	(Delaware)
Private Advisors Coinvestment Fund II LP	(Delaware)
PACIF II Carry Parent, LLC	(Delaware)
PACIF II Carry, LLC	(Delaware)
PACIF III GP, LLC	(Delaware)
Private Advisors Coinvestment Fund III, LP	(Delaware)
PACIF III Carry Parent, LLC	(Delaware)
PACIF III Carry, LLC	(Delaware)
PACIF IV GP, LLC	(Delaware)
Private Advisors Coinvestment Fund IV, LP	(Delaware)
PACIF IV Carry Parent, LLC	(Delaware)
PACIF IV Carry, LLC	(Delaware)
PAMMF GP, LLC	(Delaware)
PA Middle Market Fund, LP	(Delaware)
PA Hedged Equity Fund, L.P.	(Delaware)
Private Advisors Hedged Equity Fund (QP), L.P.	(Delaware)
Private Advisors Hedged Equity Master Fund	(Delaware)
PASOF GP, LLC	(Delaware)
PA Strategic Opportunities Fund, LP	(Delaware)
PASCBF III GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund III, LP	(Delaware)
PASCBF IV GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund IV, LP	(Delaware)
PASCBF IV Carry Parent, LLC	(Delaware)
PASCBF IV Carry, LLC	(Delaware)
PASCBF V GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund V, LP	(Delaware)
Private Advisors Small Company Buyout V–ERISA Fund, LP	(Delaware)
PASCBF V Carry Parent, LLC	(Delaware)
PASCBF V Carry, LLC	(Delaware)
PASCPEF VI Carry Parent, LLC	(Delaware)
PASCPEF VI Carry, LLC	(Delaware)
PASCPEF VI GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VI, LP	(Delaware)
Private Advisors Small Company Private Equity Fund VI (Cayman), LP	(Cayman Islands)
PASCPEF VII GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VII, LP	(Delaware)
Private Advisors Small Company Private Equity Fund VII (Cayman), LP	(Cayman Islands)
PASCPEF VII Carry Parent, LLC	(Delaware)
PASCPEF VII Carry, LLC	(Delaware)
PASCPEF VIII GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VIII, LP	(Delaware)
Private Advisors Small Company Private Equity Fund VIII (Cayman), LP	(Delaware)
PASCPEF IX GP, LLC	(Delaware)
PA Small Company Private Equity Fund IX, LP	(Delaware)
PA Small Company Private Equity Fund IX, (Cayman), LP	(Cayman Islands)
Cuyahoga Capital Partners IV Management Group LLC	(Delaware)
Cuyahoga Capital Partners IV LP	(Delaware)
Cuyahoga Capital Emerging Buyout Partners Management Group LLC	(Delaware)
Cuyahoga Capital Emerging Buyout Partners LP	(Delaware)
PA Real Assets Carry Parent, LLC	(Delaware)
PA Real Assets Carry, LLC	(Delaware)
PA Real Assets Carry Parent II, LLC	(Delaware)
PA Real Assets Carry II, LLC	(Delaware)
PA Emerging Manager Carry Parent, LLC	(Delaware)
PA Emerging Manager Carry, LLC	(Delaware)
PA Emerging Manager Carry Parent II, LLC	(Delaware)
PA Emerging Manager Carry II, LLC	(Delaware)
RIC I GP, LLC	(Delaware)
Richmond Coinvestment Partners I, LP	(Delaware)
RIC I Carry Parent, LLC	(Delaware)
RIC I Carry, LLC	(Delaware)
PASF V GP, LLC	(Delaware)
Private Advisors Secondary Fund V, LP	(Delaware)
PASF V Carry Parent, LLC	(Delaware)
PASF V Carry, LLC	(Delaware)
PASF VI GP, LLC	(Delaware)
PA Secondary Fund VI, LP	(Delaware)
PARAF GP, LLC	(Delaware)
Private Advisors Real Assets Fund, LP	(Delaware)
PARAF Carry Parent, LLC	(Delaware)
PARAF Carry, LLC	(Delaware)
PASCCIF GP, LLC	(Delaware)
Private Advisors Small Company Coinvestment Fund, LP	(Delaware)
Private Advisors Small Company Coinvestment Fund-ERISA, LP	(Delaware)
PASCCIF II GP, LLC	(Delaware)
Private Advisors Small Company Coinvestment Fund II, LP	(Delaware)
PASCCIF Carry Parent, LLC	(Delaware)
PASCCIF Carry, LLC	(Delaware)
PARAF II GP, LLC	(Delaware)
Private Advisors Real Assets Fund II, LP	(Delaware)
Private Advisors Hedged Equity Fund, Ltd.	(Cayman Islands)	(0%)
Private Advisors Hedged Equity Fund (QP), Ltd.	(Cayman Islands)	(0%)
Private Advisors Hedged Equity Master Fund, Ltd.	(Cayman Islands)	(owned by two funds above)
UVF GP, LLC	(Delaware)
Undiscovered Value Fund, LP	(Delaware)
Undiscovered Value Fund, Ltd.	(Cayman Islands)[7]
Undiscovered Value Master Fund SPC	(Cayman Islands)
Washington Pike GP, LLC	(Delaware)
Washington Pike, LP	(Delaware)
RidgeLake Partners GP, LLC	(Delaware)
RidgeLake Partners, LP	(Delaware)
NYLCAP Holdings (Mauritius)	(Mauritius)
Jacob Ballas Capital India PVT. Ltd.	(Mauritius)	(23.30%)
Industrial Assets Holdings Limited	(Mauritius)	(28.02%)
JB Cerestra Investment Management LLP	(Mauritius)
NYLIM Service Company LLC	(Delaware)
NYL Workforce GP LLC	(Delaware)
New York Life Investment Management LLC	(Delaware)
NYLIM Fund II GP, LLC	(Delaware)
NYLIM-TND, LLC	(Delaware)
New York Life Investment Management Hong Kong Limited	(China)
WFHG GP, LLC	(Delaware)	(50%)
Workforce Housing Fund I-2007 LP	(Delaware)	(50%)
IndexIQ Holdings Inc.	(Delaware)	(“IQ Holdings”)
IndexIQ LLC	(Delaware)	(NYLIMH: 74.37%, IQHoldings: 25.63%)
IndexIQ Advisors LLC	(Delaware)
IndexIQ Active ETF Trust	(Delaware)[7]
IQ MacKay Shields Municipal Insured ETF		(NYLIAC: 0.00%)
IQ MacKay Shields Municipal Intermediate ETF		(NYLIAC: 31.00%)
IQ Ultra Short Duration ETF		(NYLI: 0.00%)
IndexIQ ETF Trust	(Delaware)
IQ 50 Percent Hedged FTSE Europe ETF		(NYL:0.00%)
IQ 50 Percent Hedged FTSE Intl ETF		(NYLIM Holdings: 53.50%)
IQ 50 Percent Hedged FTSE Japan ETF		(NYL: 0.00%)
IQ 500 International ETF		(NYLIM Holdings: 99.10%, NYLIAC: 0.00%)
IQ Chaikin US Large Cap ETF		(NYLIM Holdings: 96.70%)
IQ Chaikin US Small Cap ETF		(NYLIM Holdings: 79.60%)
IQ Enhanced Core Plus Bond US ETF		(NYLIM Holdings: NYL: 0.00%)
IQ Global Agribusiness Small Cap ETF		(NYL: 0.00%)
IQ Global Resources ETF		(NYLIM Holdings: (NYL: 0.00%)
IQ Hedge Event-Driven Tracker ETF		(NYLIAC: 57.90%)
IQ Hedge Long/Short Tracker ETF		(NYLIAC: 41.09%)
IQ Hedge Macro Tracker ETF		(NYL: 0.00%)
IQ Hedge Market Neutral Tracker ETF		(NYL: 0.00%)
IQ Hedge Multi-Strategy Tracker ETF		(NYL: 0.00%)
IQ Leaders GTAA Tracker ETF		(NYLC: 0.00%)
IQ Merger Arbitrage ETF		(NYL: 0.00%)
IQ Real Return ETF		(NYL: 0.00%)
IQ S&P High Yield Low Volatility Bd ETF		(NYLIM Holdings: 53.70%)
IQ Short Duration Enhanced Cor Bd US ETF		(NYLIAC: 0.00%)
IQ US Real Estate Small Cap ETF		(NYL: 0.00%)
IQ Candriam ESG International Equity ETF		(NYLIM: 99.50%, NYLIAC: 9.34%)
IQ Candriam ESG US Equity ETF		(NYLIM: 97.90%, NYLIAC: 0.00%)
New York Life Investment Management Holdings International	(Luxembourg)
New York Life Investment Management Holdings II International	(Luxembourg)
Candriam Group (“CG”)	(Luxembourg)
CGH UK Acquisition Company Limited	(UK)
Tristan Capital Partners Holdings Limited	(England & Wales)	(49%)
Tristan Capital Holdings Limited	(England & Wales)
Tristan Capital Partners LLP	(England & Wales)
EPISO 4 Co-Investment LLP	(England & Wales)	(50%, Tristan Capital Partners LLP 50%)
EPISO 4 (GP) LLP	(England & Wales)	(16%)(5 individual members)
EPISO 4 Incentive Partners LLP	(England & Wales)	(4.7%) (18 Individual members and three corporate members)
CCP 5 Co-Investment LLP	(England & Wales)	(50%, Tristan Capital Partners LLP 50%)
Tristan Capital Limited	(England & Wales)
Tristan Capital Partners LLP	(England & Wales)	(92%)(25 individual members)
CCP III Co-Investment (GP) Limited	(Scotland)
CCP III Co-Investment LP	(Scotland)
CCP IV Co-Investment LP	(Scotland)
CCP III (GP) LLP	(England & Wales)	(50%)
CCP III Incentive Partners (GP) Limited	(Scotland)
CCP III Incentive Partners LP	(Scotland)
CCP IV Incentive Partners LP	(Scotland)
Curzon Capital Partners III (GP) Limited	(England & Wales)
CCP III (GP) LLP	(England & Wales)	(50%)
EPISO 3 Co-Investment (GP) Limited	(Scotland)
EPISO 3 Co-Investment LP	(Scotland)
EPISO 3 Incentive Partners (GP) Limited	(Scotland)
EPISO 3 Incentive Partners LP	(Scotland)
EPISO 3 IOM Limited	(Isle of Man)
CCP IV (GP) LLP	(England & Wales)	(50%)
Curzon Capital Partners IV (GP) Limited	(England & Wales)
CCP 5 GP LLP	(England & Wales)	(33%)(2 individual members)
CCP 5 Pool Partnership GP Limited	(Jersey)
CCP 5 Pool Partnership SLP	(Jersey)
Tristan Capital Partners Asset Management Limited	(England & Wales)
TCP Poland Spolka z ograniczoną odpowiedzialnoscią	(Poland)
TCP Co-Investment (GP) S.à.r.l.	(Luxembourg)
TCP Co-Investment SCSP	(Luxembourg)
TCP Incentive Partners SCSP	(Luxembourg)
TCP Incentive Partners (GP) S.à.r.l.	(Luxembourg)
German Property Performance Partners Investors Feeder Verwaltungs GmbH	(Germany)
EPISO 4 (GP) S.à.r.l.	(Luxembourg)
EPISO 4 (GP) II S.à.r.l.	(Luxembourg)
Tristan (Holdings) Limited	(England & Wales)	(0%) (10 shares held by an individual)
EPISO 3 Feeder (GP) Limited	(Scotland)
CCP V Feeder (GP) LLP	(England & Wales)	(2 individual members)
EPISO 4 Feeder (GP) LLP	(England & Wales)	(2 individual members)
CCP 5 Feeder LLP	(England & Wales)	(33%) (2 individual members)
Tristan Global Securities GP Limited	(Cayman Islands)
Tristan Global Securities LP	(Cayman Islands)
KTA Holdco	(Luxembourg)	(CANLUX: 66.67%, NYLIA: 33.33%)
Kartesia Management SA	(Luxembourg)	(33%)
Candriam Luxco S.a.r.l.	(Luxembourg)	(“CANLUXS”)
Candriam Luxembourg	(Luxembourg)	(“CANLUX”) (CG: 90.972%; 1 share held by CANLUXS)
Candriam Luxembourg Italy Branch
Candriam Luxembourg UK Establishment
Candriam Luxembourg Germany Branch
Candriam Luxembourg US Branch
Candriam Luxembourg Spain Branch
Candriam Luxembourg Netherlands Branch
Candriam Luxembourg MENA Branch	(Dubai, UAE)
Candriam Belgium	(Belgium)	(“CANBEL”) (99.99%; CG: 0.01%)
Candriam France	(France)	(“CANFR”)
Candriam Monétaire SICAV	(France)	(CANBEL:1.21%; CANFR: 0.55%, CIG: 0.01%)
Candriam Switzerland LLC	(Switzerland)
Candriam GP	(Luxembourg)
Belfius Fund	(Luxembourg)	(SICAV with Board controlled by Candriam)
Belfius Fund Belgian Small & Mid Caps		(0.00%)
Belfius Equities	(Belgian)	(CIG:0.00%)
BIL Invest	(Luxembourg)	(0.00%)
BlueOrchard Microfinance Fund	(Luxembourg)	(0.00%)
Cordius	(Luxembourg)	(CANLUX: 12.17%, CANBEL: 7.99%, CANFR 0.00%)
Cordius CIG (“CIG”)		(CANLUX: 60.39%; CANBEL: 39.53%; CANFR: 0.00%)
Candriam Absolute Return	(Luxembourg)	(CANLUX:0.13%, CANFR: 0.00%, NYLIAC: 0.00%, CIG: 7.63%)
Candriam Absolute Return Equity Market Neutral	(Lux)	(CANLUX: 0.10%, CANFR: 0.00%, NYLIAC: 0.00%, CIG: 9.11%)

Candriam Absolute Return Long Short Digital Equity		(CANLUX: 0.28, CIG: 0.01%, NYLIAC: 0.00%)
Candriam Alternative	(Luxembourg)	(CANLUX: 100%, NYLIAC: 0.00%,CIG: 0.00%)
Candriam Alternative Systemat		(CANLUX: 100%, NYLIAC: 0.00%, CIG: 0.00%)
Candriam Bonds	(Luxembourg)	(CANLUX: 0.02%, CANFR: 0.00, CIG: 0.00%)
Candriam Bonds Capital Securities		(CANFR: 0.00%, CIG: 0.01%)
Candriam Bonds Convertible Defensive		(CANLUX: 0.04%)
Candriam Bonds Convertible Opportunities		(CANLUX: .0.00%)
Candriam Bonds Credit Opportunities		(CANLUX: 0.01%)
Candriam Bonds Emerging Debt Local Currencies		(CANLUX: 0.06%, CIG: 0.01)
Candriam Bonds Emerging Markets		(CANLUX: 0.03%, CANFR: 0.00%)
Candriam Bonds Emerging Markets Total Return		(CANLUX: 0.08%)
Candriam Bonds Emerging Markets Corporate		(0.00%)
Candriam Bonds Euro		(0.00%)
Candriam Bonds Euro Corporate		(CANLUX: 0.03%)
Candriam Bonds Euro Corporate Financials		(0.00%)
Candriam Bonds Euro Diversified		(0.00%)
Candriam Bonds Euro Government		(CANLUX: 0.00%, CANFR: 0.00%)
Candriam Bonds Euro High Yield		(CANFR 0.00%, CANLUX: 0.01%)
Candriam Bonds Euro Short Term		(CANLUX: 0.02%)
Candriam Bonds Euro Long Term		(CANLUX: 0.00, CIG: 0.02%)
Candriam Bonds Floating Rate Notes		(0.00%)
Candriam Bonds Global Government		(0.00%)
Candriam Bonds Global High Yield		(CANLUX: 0.07%)
Candriam Bonds Global Inflation Short Duration		(0.00%)
Candriam Bonds Global Sovereign Quality		(CIG: 0.01%)
Candriam Bonds International		(CANLUX: 0.17%, CIG: 0.01%)
Candriam Bonds Total Return		(CANLUX: 0.04%)
Candriam Bonds Total Return Defensive		(CANFR: 0.00%)
Candriam Business Equities	(Belgium)	(0.00%)
Candriam Business Equities EMU		(0.00%)
Candriam Business Equities Global Income		(0.00%)
Candriam Diversified Futures		(CIG: 0.01%, CANFR: 5.92%)
Candriam Equities L	(Luxembourg)	(CANLUX: 0.00%)
Candriam Equities L Asia		(0.00%)
Candriam Equities L Australia		(0.00%)
Candriam Equities L Biotechnology		(0.00%)
Candriam Equities L Emerging Markets		(CANLUX: 0.01%)
Candriam Equities L EMU		(0.01%)
Candriam Equities L Europe Conviction		(CANLUX: 0.02%, CIG: 0.01%)
Candriam Equities L Europe Innovation		(0.00%)
Candriam Equities L Europe Optimum Quality		(0.00%)
Candriam Equities L Small and Mid Caps		(CANLUX 0.04%)
Candriam Equities L Global Demography		(CANLUX 0.01%)
Candriam Equities L Japan		(CANLUX 0.00%)
Candriam Equities L Life Care		(CIG: 0.03%)
Candriam Equities L Oncology Impact		(CANLUX 0.00%)
Candriam Equities L Robotics & Innovation Technology		(CANLUX: 0.02%)
Candriam Fund	(Luxembourg)	(0.00%)
Candriam Fund Sustainable Euro Corporate Bonds Fossil Free		(CIG: 0.01%)
Candriam Fund Sustainable European Equities Fossil Free		(CIG: 0.00%)
Candriam GF	(Luxembourg)	(NYLIAC: 56.07%, CIG: 0.02%)
Candriam GF AUSBIL Global Essential Infrastructure		(NYLIAC: 77.24%, CIG: 0.01%)
Candriam GF Short Duration US High Yield Bonds		(NYLIAC: 30.84%, CIG: 0.02%)
Candriam GF U.S. Equity Opportunities		(NYLIAC: 0.00%, CIG: 0.05%)
Candriam GF US High Yield Corporate Bonds		(NYLIAC: 65.22%, CIG: 0.01%)
Candriam GF US Corporate Bonds		(NYLIAC: 95.95%)
Candriam Global Alpha	(Luxembourg)	(CANLUK: 0.12%, CIG: 0.01%)
Candriam Impact One	(Luxembourg)	(NYLIAC: 38.46%)
Candriam Index Arbitrage	(Luxembourg)	(CANLUX: 0.02%, CANFR: 0.00%)
Candriam L	(Luxembourg)	(CANLUX: .0.06%, NYLIAC: 0.81%, CIG: .06%)
Candriam L Balanced Asset Allocation		(CIG: 0.01%)
Candriam L Conservative Asset Allocation		(CANLUX: 0.16%, CIG: .00%)
Candriam, L Defensive Asset Allocation		(CIG: 0.05%)
Candriam L Dynamic Asset Allocation		(CIG: 5.21%)
Candriam L Multi-Asset Income		(CANLUX: 0.06%)
Candriam L Multi-Asset Income & Growth		(CANLUX: 0.04%)
Candriam L Multi-Asset Premia		(NYLIAC: 15.68%, CIG: 0.03%)
Candriam Long Short Credit		(CANLUX: 0.01%)
Candriam Money Market	(Luxembourg)	(CANLUX: 0.01%, CANFR: 0.00%)
Candriam Money Market Euro		(CANFR: 0.00%)
Candriam Money Market Euro AAA		(CANLUX: 0.10%, CANFR: 0.00%)
Candriam Money Market Usd		(0.00%)
Candriam Multi-Strategies	(Luxembourg)	(CANBEL 16.51%, CANFR: 25.32%, CANLUX: 58.14%, CIG: 0.01%)
Candriam Patrimoine Obli-Inter	(France)	(CANFR: 0.00%)
Candriam Quant	(Luxembourg)	(CANLUX: 0.00%, CIG: 0.01%)
Candriam Quant Equities Europe		(CIG 0.00%)
Candriam Quant Equities Multi-Factor EMU		(CIG: 0.03%)
Candriam Quant Equities Multi-Factor Global		(CIG: 0.01%)
Candriam Quant Equities USA		(CIG 0.01%)
Candriam Risk Arbitrage	(Luxembourg)	(CANLUX: 0.03%, CIG: 0.00%)
Candriam SRI	(Luxembourg)	(CANLUX: 0.01%, CANBEL: 0.00%, CANFR: 0.00%)
Candriam SRI Bond Emerging Markets		(CANLUX: 0.01%, CANFR: 0.00%)
Candriam SRI Bond Euro		(CANLUX: 0.04%)
Candriam SRI Bond Euro Aggregate Index		(CIG: 0.01%)
Candriam SRI Bond Euro Corporate		(CANLUX: 0.03%)
Candriam SRI Bond Euro Short Term		(0.00%)
Candriam SRI Bond Global		(0.00%)
Candriam SRI Bond Global High Yield		(CANLUX: 0.02%)
Candriam SRI Defensive Asset Allocation		(CANBEL: 0.00%)
Candriam SRI Equity Circular Economy		(CIG: 0.00)
Candriam SRI Equity Climate Action		(CIG: 0.00%)
Candriam SRI Equity Emerging Markets		(CANLUX: 0.01%)
Candriam SRI Equity EMU		(CANLUX: 0.02%)
Candriam SRI Equity Europe		(CANLUX: 0.01%)
Candriam SRI Equity North America		(CANLUX: 0.01%)
Candriam SRI Equity Pacific		(0.01%)
Candriam SRI Equity World		(CANLUX: 0.01%)
Candriam SRI Money Market Euro		(CIG: 0.00%)
Candriam Sustainable	(Luxembourg)	(CANLUX: 0.01%,CIG: 0.00%)
Candriam Sustainable Bond Emerging Markets		(CANLUX: 0.01%)
Candriam Sustainable Bond Euro		(CANLUX: 0.04)
Candriam Sustainable Bond Euro Aggregate Index		(CIG: 0.01%)
Candriam Sustainable Bond Euro Corporate		(CANLUX: 0.03%)
Candriam Sustainable Bond Euro Short Term		(0.00%)
Candriam Sustainable Bond Global		(0.00%)
Candriam Sustainable Bond Global High Yield		(CANLUX: 0.01%)
Candriam Sustainable Defensive Asset Allocation		(0.00%)
Candriam Sustainable Equity Circular Economy		(CIG: 0.01%)
Candriam Sustainable Equity Climate Action		(0.00%)
Candriam Sustainable Equity Emerging Markets		(CANLUX: 0.01%)
Candriam Sustainable Equity EMU		(CANLUX: 0.02%)
Candriam Sustainable Equity Europe		(CANLUX: 0.01%)
Candriam Sustainable Equity Future Mobility		(CIG: 0.14%)
Candriam Sustainable Equity North America		(CANLUX: 0.01%)
Candriam Sustainable Equity Pacific		(CIG: 0.01%)
Candriam Sustainable Equity World		(CANLUX: 0.01%)
Candriam Sustainable Euro Bonds		(CIG: 0.58%)
Candriam Sustainable Euro Corporate Bonds		(CANLUX: 0.00%)
Candriam Sustainable Euro Short Term Bonds		(CIG: 0.01%)
Candriam Sustainable Europe		(CANLUX: 0.00%)
Candriam Sustainable High		(CIG: 0.01%)
Candriam Sustainable Low		(0.00%)
Candriam Sustainable Medium		(0.00%)
Candriam Sustainable Money Market Euro		(0.00%)
Candriam Sustainable North America		(CANLUX: 0.00%)
Candriam Sustainable Pacific		(CIG: .01%)
Candriam Sustainable World		(0.00%)
Candriam Sustainable World Bonds		(CIG: 0.38%)
Candriam World Alternative	(Luxembourg)	(CANLUX:0.09%, NYLIAC: 29.90%, CIG: 0.00%)
Candriam World Alternative Alphamax		(NYLIAC: 37.61%, CANLUX: 0.12%, CIG: 0.00%)
Cleome Index	(Luxembourg)	(CANFR: 0.00%)
Cleome Index EMU Equities		(CANF: 0.00%)
Cleome Index Euro Corporate Bonds		(0.00%)
Cleome Index Euro Government Bonds		(0.00%)
Cleome Index Euro Long Term Bonds		(0.00%)
Cleome Index Euro Short Term Bonds		(0.00%)
Cleome Index Europe Equities		(0.00%)
Cleome Index Global Equities		(CIG: 0.07%)
Cleome Index USA Equities		(0.00%)
Paricor		(CIG: 0.06%)
Paricor Patrimonium		(CIG: 0.07%)
IndexIQ		(CIG: 29%)
IndexIQ Factors Sustainable
Corporate Euro Bond		(CIG: 40%)
IndexIQ Factors Sustainable
Sovereign Euro Bond		(CIG: 19%)
IndexIQ Factors Sustainable
Europe Equity		(CIG: 19%)
IndexIQ Factors Sustainable
EMU Equity		(CIG: 2.38%)
IndexIQ Factors Sustainable
Japan Equity		(CIG: 30%)
Ausbil Investment Management Limited	(Australia)	(“AUSBIL”) (78.83%)
Ausbil Australia Pty. Ltd.	(Australia)
Ausbil Asset Management Pty. Ltd.	(Australia)
Ausbil Global Infrastructure Pty. Limited	(Australia)	(55%) (45% owned by 4 employees)
ISPT Holding	(Australia)	(.037%)
Ausbil Investment Management Limited Employee Share Trust	(Australia)	(Ausbil: 100%)
Ausbil 130/30 Focus Fund	(Australia)[6]
Ausbil IT - Ausbil Dividend Income Fund	(Australia)	(NYLIAC: 25.80%)
Ausbil IT - Ausbil Active Sustainable Equity Fund	(Australia)	(NYLIAC 37.19%) (Ausbil has sole authority over fund)
Ausbil Australian Active Equity Fund	(Australia)
Ausbil Australian Concentrated Equity Fund	(Australia)
Ausbil Australian Emerging Leaders Fund	(Australia)
Ausbil Australian Geared Equity Fund	(Australia)
Ausbil Australian Smallcap Fund	(Australia)
Ausbil Balanced Fund	(Australia)
Ausbil EGS Focus Fund	(Australia)
Ausbil IT - Ausbil Global Essential Infrastructure Fund	(Australia)	(NYLIAC: 48.98%)
Ausbil IT - Ausbil Global Resources Fund	(Australia)	(50.19%)
Ausbil IT - Ausbil Global SmallCap Fund	(Australia)	(66.13%)
Ausbil IT - Ausbil Microcap Fund	(Australia)	(NYLIAC: 14.99%)
Ausbil IT - MacKay Shields Multi-Sector Bond Fund	(Australia)	(NYLIAC: 98.08%)
Ausbit IT – Ausbil Long Short Term Fund	(Australia)	(NYLIAC: 96.25%)
NYLIFE Distributors LLC	(Delaware)
Flatiron CLO 2013-1-Ltd.	(Cayman Islands)	(NYL: 0%) (NYLIC: 25% Equity)
Flatiron CLO 2015-1 Ltd.	(Cayman Islands)	(NYL: 0%) (NYL Investors Approx. 59.155% Equity)
Flatiron CLO 17 Ltd.	(Cayman Islands)	(NYL: 0%) (NYLIC: 4.09% debt, NYL Investors 54% equity)
Flatiron CLO 18 Ltd.	(Cayman Islands)	(NYL: 0%) (NYL Investors 100% Equity)
Flatiron CLO 18 Funding Ltd.	(Cayman Islands)	(NYL: 100%)
Flatiron CLO 19 Funding Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 20 Funding Ltd.	(Cayman Islands)	(NYL: 0%) (NYL Investors 62% Equity)
Stratford CDO 2001-1 Ltd.	(Cayman Islands)
NYLIFE LLC	(Delaware)
Eagle Strategies LLC	(Delaware)
Fabric of Family LLC	(Delaware)
New York Life Capital Corporation	(Delaware)
New York Life Trust Company	(New York)
NYLIFE Securities LLC	(Delaware)
NYLINK Insurance Agency Incorporated	(Delaware)
NYLUK I Company	(United Kingdom)
NYLUK II Company	(United Kingdom)
Gresham Mortgage	(United Kingdom)
W Construction Company	(United Kingdom)
WUT	(United Kingdom)
WIM (AIM)	(United Kingdom)
Silver Spring, LLC	(Delaware)
Silver Spring Associates, L.P.	(Pennsylvania)
SCP 2005-C21-002 LLC	(Delaware)
SCP 2005-C21-003 LLC	(Delaware)
SCP 2005-C21-006 LLC	(Delaware)
SCP 2005-C21-007 LLC	(Delaware)
SCP 2005-C21-008 LLC	(Delaware)
SCP 2005-C21-009 LLC	(Delaware)
SCP 2005-C21-017 LLC	(Delaware)
SCP 2005-C21-018 LLC	(Delaware)
SCP 2005-C21-021 LLC	(Delaware)
SCP 2005-C21-025 LLC	(Delaware)
SCP 2005-C21-031 LLC	(Delaware)
SCP 2005-C21-036 LLC	(Delaware)
SCP 2005-C21-041 LLC	(Delaware)
SCP 2005-C21-043 LLC	(Delaware)
SCP 2005-C21-044 LLC	(Delaware)
SCP 2005-C21-048 LLC	(Delaware)
SCP 2005-C21-061 LLC	(Delaware)
SCP 2005-C21-063 LLC	(Delaware)
SCP 2005-C21-067 LLC	(Delaware)
SCP 2005-C21-069 LLC	(Delaware)
SCP 2005-C21-070 LLC	(Delaware)
NYMH-Ennis GP, LLC	(Delaware)
NYMH-Ennis, L.P.	(Texas)
NYMH-Freeport GP, LLC	(Delaware)
NYMH-Freeport, L.P.	(Texas)
NYMH-Houston GP, LLC	(Delaware)
NYMH-Houston, L.P.	(Texas)
NYMH-Plano GP, LLC	(Delaware)
NYMH-Plano, L.P.	(Texas)
NYMH-San Antonio GP, LLC	(Delaware)
NYMH-San Antonio, L.P.	(Texas)
NYMH-Stephenville GP, LLC	(Delaware)
NYMH-Stephenville, L.P.	(Texas)
NYMH-Taylor GP, LLC	(Delaware)
NYMH-Taylor, L.P.	(Texas)
NYMH-Attleboro MA, LLC	(Delaware)
NYMH-Farmingdale, NY LLC	(Delaware)
NYLMDC-King of Prussia GP, LLC	(Delaware)
NYLMDC-King of Prussia Realty, LP	(Delaware)
NYLife Real Estate Holdings LLC	(Delaware)
Huntsville NYL LLC	(Delaware)
CC Acquisitions, LP	(Delaware)
REEP-IND Cedar Farms TN LLC	(Delaware)
Cedar Farms JV LLC	(Delaware)	(90%)
REEP-IND Continental NC LLC	(Delaware)
LRC-Patriot, LLC	(Delaware)	(93%)
REEP-LRC Industrial LLC	(Delaware)
REEP-IND Forest Park NJ LLC	(Delaware)
FP Building 4 LLC	(Delaware)
FP Building 1-2-3 LLC	(Delaware)
FP Building 17, LLC	(Delaware)
FP Building 20, LLC	(Delaware)
FP Mantua Grove LLC	(Delaware)
FP Lot 1.01 LLC	(Delaware)
REEP-IND NJ LLC	(Delaware)
NJIND JV LLC	(Delaware)	(93%)
NJIND Hook Road LLC	(Delaware)
NJIND Bay Avenue LLC	(Delaware)
NJIND Corbin Street LLC	(Delaware)
REEP-MF Cumberland TN LLC	(Delaware)
Cumberland Apartments, LLC	(Tennessee)
REEP-MF Enclave TX LLC	(Delaware)
Enclave CAF LLC	(Delaware)
REEP-MF Marina Landing WA LLC	(Delaware)
REEP-SP Marina Landing LLC	(Delaware)	(98%)
REEP-MF Mira Loma II TX LLC	(Delaware)
Mira Loma II, LLC	(Delaware)	(50%)
REEP-MF Summitt Ridge CO LLC	(Delaware)
Summitt Ridge Apartments, LLC	(Delaware)
REEP-MF Woodridge IL LLC	(Delaware)
REEP-OF Centerpointe VA LLC	(Delaware)
Centerpointe (Fairfax) Holdings LLC	(Delaware)	(50%)
REEP-OFC 575 Lex NY LLC	(Delaware)
REEP-OFC 575 Lex NY GP LLC	(Delaware)
Maple REEP-OFC 575 Lex Holdings LP	(Delaware)	(50%)
Maple REEP-OFC 575 Lex Owner LLC	(Delaware)	(50%)
REEP-RTL SASI GA LLC	(Delaware)
REEP-RTL Bradford PA LLC	(Delaware)
REEP-OFC Royal Centre GA LLC	(Delaware)
Royal Centre, LLC	(Delaware)	(90%)
REEP-RTL CTC NY LLC	(Delaware)
REEP-OFC 5005 LBJ Freeway TX LLC	(Delaware)	(97%)
5005 LBJ Tower LLC	(Delaware)	(97%)
REEP-OFC/RTL MARKET ROSS TX LLC	(Delaware)
MARKET ROSS TX JV LLC	(Delaware)	(98.7%)
MARKET ROSS TX GARAGE OWNER LLC	(Delaware)
MARKET ROSS TX OFFICE OWNER LLC	(Delaware)
MARKET ROSS TX RETAIL OWNER LLC	(Delaware)
REEP-OFC Mallory TN LLC	(Delaware)
3665 Mallory JV LLC	(Delaware)	(90.9%)
REEP-OFC WATER RIDGE NC LLC	(Delaware)
REEP-OFC Viridian AZ LLC	(Delaware)
REEP-Hines Viridian JV LLC	(Delaware)	(73.0309%)
REEP-OFC 2300 Empire LLC	(Delaware)
REEP-MF Wynnewood PA LLC	(Delaware)
Wynnewood JV LLC	(Delaware)	(92.5%)
REEP-MU Fayetteville NC LLC	(Delaware)	(100%)
501 Fayetteville JV LLC	(Delaware)	(85%)
501 Fayetteville Owner LLC	(Delaware)	(100%)
REEP-MU SOUTH GRAHAM NC LLC	(Delaware)
401 SOUTH GRAHAM JV LLC	(Delaware)	(90%)
401 SOUTH GRAHAM OWNER LLC	(Delaware)
REEP-IND COMMERCE CITY CO LLC	(Delaware)
REEP-BRENNAN COMMERCE CITY JV LLC	(Delaware)
REEP-MF ART TOWER OR LLC	(Delaware)
REEP-WP ART TOWER JV LLC	(Delaware)
REEP-OFC Mass Ave MA LLC	(Delaware)
REEP-MF FARMINGTON IL LLC	(Delaware)
REEP-MARQUETTE FARMINGTON JV LLC	(Delaware)	(90%)
REEP-MARQUETTE FARMINGTON OWNER LLC	(Delaware)
2015 DIL PORTFOLIO HOLDINGS LLC	(Delaware)	(NYLIC: 100%)
PA 180 KOST RD LLC	(Delaware)
2017 CT REO HOLDINGS LLC	(Delaware)	(NYLIC: 62.307692%; NYLIAC: 37.692308%)
Cortlandt Town Center LLC	(Delaware)
REEP-HZ SPENCER LLC	(Delaware)
REEP-IND 10 WEST AZ LLC	(Delaware)
REEP-IND 4700 Nall TX LLC	(Delaware)
REEP-IND Aegean MA LLC	(Delaware)
REEP-IND Alpha TX LLC	(Delaware)
REEP-IND MCP VIII NC LLC	(Delaware)
REEP-IND CHINO CA LLC	(Delaware)
REEP-IND FREEDOM MA LLC	(Delaware)
REEP-IND Fridley MN LLC	(Minnesota)
REEP-IND Green Oaks IL LLC	(Delaware)
REEP-IND Kent LLC	(Delaware)
REEP-IND LYMAN MA LLC	(Delaware)
REEP- IND MCP II NC LLC	(Delaware)
REEP- IND MCP III NC LLC	(Delaware)
REEP- IND MCP IV NC LLC	(Delaware)
REEP- IND MCP V NC LLC	(Delaware)
REEP- IND MCP VII NC LLC	(Delaware)
REEP-INC MCP III OWNER NC LLC	(Delaware)
REEP-IND RTG NC LLC	(Delaware)
REEP-IND Simonton TX LLC	(Delaware)
REEP-IND Valley View TX LLC	(Delaware)
REEP-IND Valwood TX LLC	(Delaware)
REEP-MF 960 East Paces Ferry GA LLC	(Delaware)
REEP-MF 960 EPF Opco GA LLC	(Delaware)
REEP-MF Emblem DE LLC	(Delaware)
REEP-MF Gateway TAF UT LLC	(Delaware)	(NYLIC: 99%, NYLIAC: 1%)
REEP-WP Gateway TAB JV LLC	(Delaware)	(LLC: 99%, NYLIAC: 1%)
REEP-MF Issaquah WA LLC	(Delaware)
REEP-MF Mount Vernon GA LLC	(Delaware)
REEP-MF Mount Laurel NJ LLC	(Delaware)
REEP-MF NORTH PARK CA LLC	(Delaware)
REEP-MF AVERY TX LLC	(Delaware)
REEP-AVERY OWNER LLC	(Delaware)
REEP-MF Verde NC LLC	(Delaware)
REEP-MF Wallingford WA LLC	(Delaware)
REEP-OFC Bellevue WA LLC	(Delaware)
REEP-OFC WATER RIDGE NC HOLDCO LLC	(Delaware)
REEP-OFC ONE WATER RIDGE NC LLC	(Delaware)
REEP-OFC TWO WATER RIDGE NC LLC	(Delaware)
REEP-OFC FOUR WATER RIDGE NC LLC	(Delaware)
REEP-OFC FIVE WATER RIDGE NC LLC	(Delaware)
REEP-OFC SIX WATER RIDGE NC LLC	(Delaware)
REEP-OFC SEVEN WATER RIDGE NC LLC	(Delaware)
REEP-OFC EIGHT WATER RIDGE NC LLC	(Delaware)
REEP-OFC NINE WATER RIDGE NC LLC	(Delaware)
REEP-OFC TEN WATER RIDGE NC LLC	(Delaware)
REEP-OFC ELEVEN WATER RIDGE NC LLC	(Delaware)
REEP-MF FOUNTAIN PLACE MN LLC	(Delaware)
REEP-MF FOUNTAIN PLACE LLC	(Delaware)
REEP-MF Park-Line FL LLC	(Delaware)
REEP-OFC 2300 Empire CA LLC	(Delaware)
REEP-IND 10 WEST II AZ LLC	(Delaware)
REEP-RTL Flemington NJ LLC	(Delaware)
REEP-RTL Mill Creek NJ LLC	(Delaware)
REEP-RTL NPM GA LLC	(Delaware)
REEP TAB ONE LLC	(Delaware)
REEP-RTL DTC VA LLC	(Delaware)
NJIND Raritan Center LLC	(Delaware)
NJIND Talmadge Road LLC	(Delaware)
NJIND Melrich Road LLC	(Delaware)
FP Building 18, LLC	(Delaware)
FP Building 19, LLC	(Delaware)
PTC Acquisitions, LLC	(Delaware)
Martingale Road LLC	(Delaware)
New York Life Funding	(Cayman Islands)[7]
New York Life Global Funding	(Delaware)[7]
Government Energy Savings Trust 2003-A (GEST)	(New York)[7]
UFI-NOR Federal Receivables Trust, Series 2009B	(New York)[8]
NYLARC Holding Company Inc.	(Arizona)[7]
New York Life Agents Reinsurance Company	(Arizona)[7]
JREP Fund Holdings I, L.P.		(12.5%) (Cayman Is.)
Jaguar Real Estate Partners L.P.		(30.3%) (Cayman Is.)
NYLIFE Office Holdings Member LLC	(Delaware)	(51%)
NYLIFE Office Holdings LLC	(Delaware)	(51%)
NYLIFE Office Holdings REIT LLC	(Delaware)
REEP-OFC DRAKES LANDING CA LLC	(Delaware)
REEP-OFC CORPORATE POINTE CA LLC	(Delaware)
REEP-OFC VON KARMAN CA LLC	(Delaware)
REEP-OFC ONE BOWDOIN SQUARE MA LLC	(Delaware)
REEP-OFC 525 N Tryon NC LLC	(Delaware)
525 Charlotte Office LLC	(Delaware)	(100%)
NYLIFE Office Holdings Acquisitions REIT LLC	(Delaware)
REEP OFC Westory DC LLC	(Delaware)
Skyhigh SPV Note Issuer 2020 Parent Trust[8]
Skyhigh SPV Note Issuer 2020 LLC[8]

(+)

By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-4.

(*)

Registered investment company as to which New York Life and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. It is not a subsidiary of New York Life and is included for informational purposes only.

(†)

New York Life Investment Management LLC serves as investment adviser to this entity, the shares of which are held of record by separate accounts of NYLIAC. New York Life disclaims any beneficial ownership and control of this entity. New York Life and NYLIAC as depositors of said separate accounts have agreed to vote their shares as to matters covered in the proxy statement in accordance with voting instructions received from holders of variable annuity and variable life insurance policies at the shareholders meeting of this entity. It is not a subsidiary of New York Life, but is included here for informational purposes only.

1	NYL Cayman Holdings Ltd. owns 15.62%.
2	NYL Worldwide Capital Investment LLC owns 0.002%.
3	NYLIC owns 13.47%, NYLIAC owns 0.00%, and MacKay owns 0.17% for a total ownership of 13.64%.
4	NYLCAP Manager LLC owns 24.66% of the voting management shares. NYLCAP India Funding LLC owns 36% of non-voting carry shares.
5	NYLCAP Manager LLC owns 24.66% of the voting management shares. NYLCAP India Funding III LLC owns 31.36% of non-voting carry shares.
6	Registered Managed Investment Scheme of which Ausbil Investment Management Limited is the sole Responsible Party.
7	Control is through a reliance relationship between NYLIC and this entity, not ownership of voting interests.
8	Control is through financial interest, not ownership of voting interests.

ITEM 27. NUMBER OF CONTRACT OWNERS

As of December 31, 2020, there were approximately 215 owners of Qualified Policies and 264 owners of Non-Qualified Policies offered under this Registration Statement.

ITEM 28. INDEMNIFICATION

Article IX of the Amended and Restated By-Laws of New York Life Insurance and Annuity Corporation (“NYLIAC”) provides that NYLIAC shall indemnify and hold harmless (including the provision of a defense) certain persons to the fullest extent permitted by the Delaware General Corporation Law against all expenses, costs, judgments, penalties, fines, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amount paid in settlement) that any such person reasonably incurs or suffers if he/she is made party (or threatened to be made party) or is otherwise involved in a claim, action, suit, or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he/she is (or was) a Director or officer of NYLIAC or was serving at NYLIAC’s request as a Director, officer, or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan. Such persons also have the right to have NYLIAC pay the reasonable expenses (including reasonable attorneys’ fees) incurred in the defense of any proceedings in advance of their final disposition, subject to certain conditions. NYLIAC may also, to the extent authorized by its Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of NYLIAC.

Please refer to Article IX of the Amended and Restated By-Laws of NYLIAC (Exhibit No. (6)(b)(3) hereto) for the full text of the indemnification provisions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) Investment companies (other than the Registrant) for which NYLIFE Distributors LLC is currently acting as underwriter:

NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I

NYLIAC Variable Universal Life Separate Account-I

NYLIAC MFA Separate Account-I

NYLIAC MFA Separate Account-II

NYLIAC Variable Annuity Separate Account-I

NYLIAC Variable Annuity Separate Account-II

NYLIAC Variable Annuity Separate Account-III

NYLIAC VLI Separate Account

Mainstay Funds Trust

The MainStay Funds

MainStay VP Funds Trust

(b) Directors and Officers.

The principal business address of each director and officer of NYLIFE Distributors LLC is 30 Hudson Street, Jersey City, NJ 07302.

Names of Directors and Officers	Positions and Offices with Underwriter
McLean, John	Chairman and Chief Executive Officer
Gardner, Robert M.	Manager
Harte, Francis M.	Manager, Senior Vice President
Lehneis, Kirk C.	Manager, Senior Managing Director
Akkerman, John W.	Senior Managing Director, MacKay Shields Institutional Sales
Berlin, Scott L.	Senior Vice President, Institutional Life
Cristallo, James J.	Senior Vice President, Retail Life
Hung, Yie-Hsin	Senior Vice President, New York Life Investment Management
Huang, Dylan W.	Senior Vice President, Retail Annuities
Virendra, Sonali	Senior Vice President, US Life & Agency
Barrack, Robert M.	Managing Director, GoldPoint Partners Institutional Sales
Sell, David S.	Managing Director, NYL Investors
Stringer, Christopher R.	Managing Director, Private Advisors Institutional Sales
Zimmerman, Jonathan H.	Managing Director, IndexIQ Institutional Sales
Bain, Karen A.	Vice President – Tax
Behrens, Dawn	Vice President, Institutional Life
Gomez, Mark A.	Vice President and General Counsel
Rhodehouse, Kevin G.	Vice President & Chief Compliance Officer
Rubin, Janis C.	Vice President, Institutional Life
Wickwire, Brian D.	Vice President, Controller & Chief Operating Officer
Essig, Daniel	Corporate Vice President, US Life & Agency Product Consulting
Herrera, Rafaela M.	Corporate Vice President, Compliance & Sales Material Review
Howard, Linda M.	Corporate Vice President, Compliance, Anti-Money Laundering Officer & Office of Foreign Assets Control Officer
Sharrier, Elizabeth A.	Corporate Vice President & Assistant Secretary
Hansen, Marta	Director, Chief Financial Officer, Principal Operations Officer & Treasurer
Meade, Colleen A.	Secretary & Associate General Counsel

(c) Commissions and Other Compensation

Name of Principal Underwriter	New Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commission	Compensation
NYLIFE Distributors Inc.	-0-	-0-	-0-	-0-

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by NYLIAC at its home office, 51 Madison Avenue, New York, New York 10010; New York Life–Records Division, 110 Cokesbury Road, Lebanon, New Jersey 08833 and New York Life Investment Management LLC, State Street Bank, 801 Pennsylvania Avenue, Kansas City, Missouri 64105.

ITEM 31. MANAGEMENT SERVICES – Not applicable.

ITEM 32. UNDERTAKINGS – Registrant hereby undertakes:

(a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

(c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

REPRESENTATION AS TO THE REASONABLENESS OF AGGREGATE FEES AND CHARGES

New York Life Insurance and Annuity Corporation (“NYLIAC”), the sponsoring insurance company of NYLIAC Variable Annuity Separate Account-IV, hereby represents that the fees and charges deducted under the annuities described in this Registration Statement in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.

SECTION 403(b) REPRESENTATIONS

Registrant represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Amendment to the Registration Statement to be signed on its behalf in New York, New York on April 12, 2021.

NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV (Registrant)

By:	/s/ Matthew Williams
Name: Matthew Williams
Title: Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(Depositor)

By:	/s/ Matthew Williams
Name: Matthew Williams
Title: Vice President

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Craig L. DeSanto*	Chairman and President
Christopher T. Ashe*	Director
Elizabeth K. Brill*	Director
Alexander I.M. Cook*	Director
Eric Feldstein*	Director
Robert M. Gardner*	Director and Controller (Principal Accounting Officer)
Francis M. Harte*	Director
Thomas A. Hendry*	Director
Mark J. Madgett*	Director
Anthony R. Malloy*	Director
Theodore A. Mathas*	Director and Chief Financial Officer (Principal Executive Officer)
Amy Miller*	Director
Matthew D. Wion*	Director

By:	/s/ Matthew Williams
Matthew Williams Attorney-in-Fact April 12, 2021

*	Pursuant to Powers of Attorney filed herewith.

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

(9)	Opinion and Consent of Thomas F. English, Esq.

(10)(a)	Consent of PricewaterhouseCoopers LLP.

(10)(b)	Powers of Attorney.